Janus | Retirement Advantage

Variable Annuity Issued by Western Reserve Life Assurance Co. of Ohio, St. Petersburg, FL

1999 Semiannual Report - Janus Aspen Series

     Janus Aspen Growth Portfolio
     Janus Aspen Aggressive Growth Portfolio
     Janus Aspen Capital Appreciation Portfolio
     Janus Aspen International Growth Portfolio
     Janus Aspen Worldwide Growth Portfolio
     Janus Aspen Balanced Portfolio
     Janus Aspen Equity Income Portfolio
     Janus Aspen Growth and Income Portfolio
     Janus Aspen Flexible Income Portfolio
     Janus Aspen High-Yield Portfolio
     Janus Aspen Money Market Portfolio

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Table | of Contents

Janus Aspen Series
Portfolio Managers' Commentaries and Schedules of Investments
     Growth Portfolio ....................................................     1
     Aggressive Growth Portfolio .........................................     4
     Capital Appreciation Portfolio ......................................     7
     International Growth Portfolio ......................................    10
     Worldwide Growth Portfolio ..........................................    15
     Balanced Portfolio ..................................................    20
     Equity Income Portfolio .............................................    26
     Growth and Income Portfolio .........................................    30
     Flexible Income Portfolio ...........................................    34
     High-Yield Portfolio ................................................    40
     Money Market Portfolio ..............................................    44
Statements of Operations .................................................    46
Statements of Assets and Liabilities .....................................    48
Statements of Changes in Net Assets ......................................    50
Financial Highlights .....................................................    53
Notes to the Schedules of Investments ....................................    62
Notes to Financial Statements ............................................    63
Explanations of Charts, Tables
  and Financial Statements ...............................................    68
Year 2000 Discussion .....................................................    70

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                                                  Janus | Aspen Growth Portfolio

[PHOTO]
Jim Craig
portfolio manager

For the six months ended June 30, 1999, Janus Aspen Growth Portfolio returned 16.67% for its Institutional Shares and 17.07% for its Retirement Shares. This compares with a 12.38% gain posted by its benchmark, the S&P 500 Index.(1)

One of the most significant economic developments during the first half of our fiscal year was the directional change in Asia's financial situation. More specifically, Japan's economy finally began showing subtle signs of recovery. This, coupled with exceptionally strong spending by U.S. consumers and corporations (particularly in the technology realm), helped push long-term interest rates higher. Meanwhile, the possibility of an improving global economy caused investors to shift out of growth stocks into economically sensitive, or cyclical, stocks. Fortunately, the rotation in the market was only temporary, enabling growth stocks to rest briefly before continuing their upward climb.

In the latter part of the period, the U.S. economy continued to heat up, sparking inflation concerns. As such, the Federal Reserve Board adopted a bias toward tightening short-term interest rates and, as a precaution against rising inflation, eventually carried out its bias, boosting rates a quarter-point on June 30.

Despite the trends that developed during the period, we steered clear of the economically sensitive areas of the market. In our view, the weaker fundamentals of these companies simply won't allow them to sustain strong performance. That said, we continued to invest in businesses that demonstrate exceptional earnings growth potential, many of which rewarded us with healthy returns.

Among our biggest gainers were technology stocks, particularly semiconductors. Texas Instruments advanced 68% as demand poured in for its digital signal processors. DSPs, as they're known, convert signals such as sound and light into digital form and are used in everything from cellular phones and PC batteries to VCRs and camcorders. Our holdings in semiconductor companies Linear Technology and Maxim Integrated Products also posted impressive results. As two of the world's leading linear chip makers, these companies are the enablers behind much of today's cutting-edge technology.

Another technology company that contributed to the Portfolio's performance was Sun Microsystems. We view Sun as a pioneer in the lucrative enterprise software market. Its most exciting product is JAVA, a programming language intended to create Web-enabled applications that could someday become the standard for most computing needs.

In the financial services realm, a new position for the Portfolio was American International Group (AIG), one of the world's largest insurers. While most financial stocks were flat, AIG gained thanks to an uptick in pricing within the property and casualty insurance arena - the first in seven years. This line of coverage accounts for nearly one-third of the company's business. Further boosting the stock was a strategic acquisition of annuity provider Sun Life. Because of exceptionally high demand for annuity products in Japan, we expect this new segment of AIG's business to really take off.

While our holdings in Time Warner and Comcast produced solid results, cable stocks in general experienced a brief correction late in the period. This setback occurred as a result of a federal court ruling that would prohibit telecommunications providers from controlling access to the networks of their cable subsidiaries, which could slow consolidation within the cable industry. However, cable stocks recovered on speculation that the Federal Communications Commission will respond to this court ruling with proposals that are more favorable to cable companies.

Despite our successes, the Portfolio experienced some disappointments, including McKesson HBOC, a provider of pharmaceutical supply management and healthcare information technology. The stock declined on reports of accounting irregularities, and we liquidated the position at a loss. Likewise, a poor showing by several of our pharmaceutical stocks was also a drag on performance. Despite strong product pipelines at these companies, the overall industry was hurt over concerns that the government could take a more active role in regulating drug prices. On that note, we reduced our exposure to the more expensive drug stocks, liquidating our holdings in Warner-Lambert and trimming our Pfizer position.

Going forward, we believe a slowdown in the economy's growth rate would be healthy for growth stocks, enabling company earnings to catch up with their price multiples. That said, we were encouraged by the Federal Reserve's attempt to moderate economic growth and keep inflation under control.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     85.2%                    93.2%
  Foreign                                     7.5%                     4.9%
  Europe                                      2.9%                     3.6%
Top 10 Equities                              36.3%                    36.5%
Number of Stocks                                65                       70
Cash & Cash Equivalents                      14.8%                     6.8%
--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 1999  1

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     32.73%
  5 Year                                                     25.30%
  From Inception                                             22.14%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     22.76%
  5 Year                                                     27.86%
  From Inception Date of Institutional Shares                23.28%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     32.87%
  5 Year                                                     24.71%
  From Portfolio Inception                                   21.35%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 85.2%
Automotive - Truck Parts and Equipment -  0.6%
     193,750       Federal-Mogul Corp. ....................     $     10,075,000

Brewery - 1.2%
     205,390       Anheuser-Busch Companies, Inc. .........           14,569,853
     136,496       Heineken N.V ...........................            6,988,958

                                                                      21,558,811

Broadcast Services and Programming - 3.2%
     766,660       AT&T Corp./Liberty Media Group - Class A*          28,174,755
     403,980       Clear Channel Communications, Inc.* ....           27,849,371

                                                                      56,024,126

Cable Television - 7.7%
     276,640       Adelphia Communications Corp. - Class A*           17,601,220
   2,152,650       Comcast Corp. - Class A ................           82,742,484
     719,980       Cox Communications, Inc. - Class A* ....           26,504,264
     192,615       TCA Cable TV, Inc. .....................           10,690,133

                                                                     137,538,101

Cellular Telecommunications - 1.9%
     235,480       Sprint Corp./PCS Group* ................           13,451,795
     104,442       Vodafone AirTouch PLC (ADR)* ...........           20,601,283

                                                                      34,053,078

Circuits - 4.1%
     581,400       Linear Technology Corp. ................           39,099,150
     516,700       Maxim Integrated Products, Inc.* .......           34,360,550

                                                                      73,459,700

Commercial Banks - 1.0%
     237,135       Firstar Corp. ..........................     $      6,639,780
      19,475       M&T Bank Corp. .........................           10,711,250

                                                                      17,351,030

Commercial Services - 1.1%
     588,775       Paychex, Inc. ..........................           18,767,203

Computer Software - 1.7%
     298,970       Microsoft Corp.* .......................           26,963,357
     249,813       Wind River Systems, Inc.* ..............            4,012,621

                                                                      30,975,978

Computers - Memory Devices - 0.1%
      16,385       VERITAS Software Corp.* ................            1,555,551

Computers - Micro - 5.4%
     307,085       Apple Computer, Inc.* ..................           14,221,874
   1,199,425       Sun Microsystems, Inc.* ................           82,610,397

                                                                      96,832,271

Data Processing and Management - 0.7%
     293,715       Automatic Data Processing, Inc. ........           12,923,460

Diversified Financial Services - 1.1%
     405,000       Citigroup, Inc. ........................           19,237,500

Diversified Operations - 7.1%
      15,440       Danaher Corp. ..........................              897,450
     377,135       General Electric Co. ...................           42,616,255
     864,959       Tyco International, Ltd. ...............           81,954,865

                                                                     125,468,570

Electronic Components - Semiconductors - 2.6%
     314,175       Texas Instruments, Inc. ................           45,555,375

See Notes to Schedules of Investments.

2  Janus Aspen Series / June 30, 1999

                                                  Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.3%
     141,350       Pittway Corp. - Class A ................     $      4,832,403

Finance - Credit Card - 2.4%
     334,215       American Express Co. ...................           43,489,727

Finance - Investment Bankers/Brokers - 2.8%
     446,870       Charles Schwab Corp. ...................           49,099,841

Finance - Mortgage Loan Banker - 0.5%
     149,975       Freddie Mac ............................            8,698,550

Food - Wholesale - 0.2%
      98,725       U.S. Foodservice* ......................            4,208,153

Instruments - Scientific - 0.6%
     268,450       Dionex Corp.* ..........................           10,872,225

Life and Health Insurance - 0.1%
     153,142       Prudential Corp. PLC ...................            2,264,310

Medical - Drugs - 4.6%
     350,000       American Home Products Corp. ...........           20,125,000
     249,930       Eli Lilly and Co. ......................           17,901,236
     106,550       Pfizer, Inc. ...........................           11,693,863
     243,235       Pharmacia & Upjohn, Inc. ...............           13,818,788
     357,285       Schering-Plough Corp. ..................           18,936,105

                                                                      82,474,992

Medical Instruments - 1.4%
     150,000       Guidant Corp.* .........................            7,715,625
     215,000       Medtronic, Inc. ........................           16,743,125

                                                                      24,458,750

Money Center Banks - 2.3%
   1,107,670       Bank of New York Co., Inc. .............           40,637,643

Multi-Line Insurance - 2.8%
     419,625       American International Group, Inc. .....           49,122,352

Multimedia - 6.5%
   1,202,586       Time Warner, Inc. ......................           88,390,071
     612,455       Viacom, Inc. - Class B* ................           26,948,020

                                                                     115,338,091

Networking Products - 4.3%
   1,191,814       Cisco Systems, Inc.* ...................           76,872,003

Optical Supplies - 0.7%
     113,715       Allergan, Inc. .........................           12,622,365

Pipelines - 2.5%
     549,115       Enron Corp. ............................           44,890,151

Property and Casualty Insurance - 0.9%
     116,260       Progressive Corp. ......................           16,857,700

Publishing - Periodicals - 0.8%
     340,884       Wolters Kluwer N.V .....................           13,569,603

Radio - 0.6%
     386,770       Infinity Broadcasting Corp. - Class A* .           11,506,408

Retail - Building Products - 1.0%
     269,855       Home Depot, Inc. .......................           17,388,782

Retail - Discount - 2.4%
     271,685       Costco Companies, Inc.* ................           21,751,780
     426,290       Wal-Mart Stores, Inc. ..................           20,568,492

                                                                      42,320,272

Retail - Drug Store - 0%
      10,860       Walgreen Co. ...........................              319,012

Retail - Office Supplies - 0.7%
     400,000       Staples, Inc.* .........................           12,375,000

Retail - Restaurants - 0.2%
      73,780       McDonald's Corp. .......................     $      3,048,036

Super-Regional Banks - 0.6%
     107,805       Northern Trust Corp. ...................           10,457,085

Telecommunication Equipment - 1.6%
      21,511       Nokia Oyj ..............................            1,885,614
     288,225       Nokia Oyj (ADR) ........................           26,390,602

                                                                      28,276,216

Telecommunication Services - 0.9%
     125,000       Hyperion Telecommunications, Inc. -
                     Class A* .............................            2,351,563
     163,925       NTL, Inc.* .............................           14,128,286

                                                                      16,479,849

Telephone - Long Distance - 1.4%
     292,860       MCI WorldCom, Inc.* ....................           25,259,175

Television - 1.2%
     310,385       Univision Communications, Inc. - Class A*          20,485,410

Transportation - Air Freight - 1.4%
     460,000       FDX Corp.* .............................           24,955,000
--------------------------------------------------------------------------------
Total Common Stock (cost  $1,067,043,968) .................        1,514,554,858
--------------------------------------------------------------------------------
Repurchase Agreement - 3.7%
 $66,600,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $66,609,435
                     collateralized by $89,753,443 in
                     Fannie Mae, 5.50%-8.50%,
                     1/1/04-7/1/29 with a value of
                     $67,939,698 (cost $66,600,000) .......           66,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.3%
                   Fannie Mae:
  50,000,000         4.70%, 8/13/99 .......................           49,719,306
  50,000,000         4.66%, 10/19/99 ......................           49,222,000
                   Freddie Mac
  50,000,000         4.91%, 12/7/99 .......................           48,867,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $147,836,673) ........          147,808,306
--------------------------------------------------------------------------------
U.S. Government Obligation - 2.7%
                   U.S. Treasury Bill
  50,000,000         4.615%, 5/25/00 (cost $47,899,917) ...           47,856,500
--------------------------------------------------------------------------------
Total Investments (total cost $1,329,380,558) - 99.9% .....        1,776,819,664
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%          1,017,856
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $1,777,837,520
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Bermuda                                    4.6%                 $     81,954,865
Finland                                    1.6%                       28,276,216
Netherlands                                1.2%                       20,558,561
United Kingdom                             0.1%                        2,264,310
United States++                           92.5%                    1,643,765,712
--------------------------------------------------------------------------------
Total                                    100.0%                 $  1,776,819,664

++Includes Short-Term Securities (77.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 1999  3

Janus | Aspen Aggressive Growth Portfolio

[PHOTO]
Jim Goff
portfolio manager

Janus Aspen Aggressive Growth Portfolio posted impressive results for the six months ended June 30, 1999, gaining 30.73% for its Institutional Shares and 30.43% for its Retirement Shares. In comparison, the Standard & Poor's MidCap 400 Index returned 6.87%.(1)

The disparity in performance between our Portfolio and the S&P 400 can be summed up simply: We own mid-cap businesses in the fastest-growing segments of the economy, such as technology, telecommunications and media.

While the market momentum that began at the end of 1998 carried through the first quarter of this year, many growth stocks lost ground early in the second quarter. An uptick in long-term interest rates, as well as concerns that some high-growth companies were overvalued, were to blame. Concurrently, the belief that Asia's economy was on the mend led investors to favor cyclical stocks, which normally perform well during an economic recovery. This flirtation with cyclicals was short-lived, however, and growth stocks soon bounced back. Even better, the market, no longer driven solely by a handful of large-cap stocks, broadened in the spring to include small-cap and mid-cap businesses, a move that worked in our favor.

Turning our attention to the Portfolio, data storage is an area where we are uncovering exciting investment opportunities. In particular, VERITAS Software was a standout performer. Benefiting from the phenomenal growth of the Internet, VERITAS has become the leading provider of software to manage and store the huge amount of information being generated today. Moreover, like Microsoft, VERITAS has proprietary control of its software system, enabling the company to further leverage its dominant position as the demand for data management continues its dramatic rise.

Another successful holding was Exodus Communications. This innovative company has carved out a niche for itself building and maintaining the infrastructure required to ensure the uninterrupted operation of corporate Web sites. By offering customers a secure way to store the computer platforms housing their data, Exodus has become a leading Web service provider.

Telecommunications companies Metromedia Fiber Network, Nextlink Communications and Level 3 Communications also provided a significant boost to the Portfolio's performance. These three businesses are building fiber-optic networks that, because of their technological superiority, not only carry more voice and data traffic, but carry it faster than the older systems they replace. As the proliferation of the Internet creates a growing need for high-capacity broadband networks, Metromedia, Nextlink and Level 3 are clearly positioned to benefit.

Hispanic Broadcasting, formerly known as Heftel, was one of our biggest gainers in the media area. Catering to the Hispanic audience, the fastest-growing minority population in the U.S., the company broadens its station base by acquiring English language radio stations and converting them to Spanish. Today, Hispanic Broadcasting owns the largest network of Spanish-language radio stations in the U.S. Furthermore, many businesses are moving their promotional dollars away from TV and newspapers to radio, where advertising is less expensive and more targeted. This trend, combined with the fact that the buying power of Hispanics is expected to more than double in the next 10 years, gives Hispanic Broadcasting a powerful franchise with considerable momentum going forward.

On the downside, we were disappointed by the performance of Apollo Group, which operates the University of Phoenix. Despite the favorable outcome of a dispute with the Department of Education over Apollo's student loan repayment practices, increased expenditures for new facilities in Pennsylvania and Maryland put a damper on earnings. Still, with the demand for adult education programs on the rise, we remain optimistic about Apollo and have maintained the position.

Looking ahead, we believe the U.S. economy will continue to grow, albeit at a moderate pace. But no matter what the backdrop, our goal is to find companies with sustainable earnings growth that can withstand any economic environment.

Thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     99.6%                    95.6%
  Foreign                                     7.7%                     9.7%
Top 10 Equities                              43.8%                    47.4%
Number of Stocks                                47                       50
Cash & Cash Equivalents                       0.4%                     4.4%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends.

Past performance does not guarantee future results.

4  Janus Aspen Series / June 30, 1999

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     49.67%
  5 Year                                                     27.39%
  From Inception                                             25.55%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                     17.18%
  5 Year                                                     22.28%
  From Inception Date of Institutional Shares                18.33%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     48.93%
  5 Year                                                     26.72%
  From Portfolio Inception                                   24.70%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 99.6%
Airlines - 1.1%
     275,333       Ryanair Holdings PLC (ADR)* ............     $     14,592,649

Audio and Video Products - 1.9%
     402,825       Gemstar International Group, Ltd.* .....           26,284,331

Broadcast Services and Programming - 2.0%
     396,501       Clear Channel Communications, Inc.* ....           27,333,788

Cable Television - 3.6%
     498,665       Adelphia Communications Corp. - Class A*           31,727,561
   1,056,735       Rogers Communications, Inc.* ...........           17,105,898

                                                                      48,833,459

Cellular Telecommunications - 4.2%
   1,921,320       Crown Castle International Corp.* ......           39,987,473
     293,490       Sprint Corp./PCS Group* ................           16,765,616

                                                                      56,753,089

Circuits - 5.0%
   1,004,455       Vitesse Semiconductor Corp.* ...........           67,737,934

Commercial Banks - 1.8%
     883,615       Firstar Corp. ..........................           24,741,220

Commercial Services - 5.3%
     224,660       Concord EFS, Inc.* .....................            9,505,926
   1,969,147       Paychex, Inc. ..........................           62,766,561

                                                                      72,272,487

Computer Data Security - 2.1%
     335,445       VeriSign, Inc.* ........................           28,932,131

Computers - Memory Devices - 3.0%
     427,230       VERITAS Software Corp.* ................     $     40,560,148

Electric - Generation - 1.5%
     346,940       AES Corp.* .............................           20,165,887

Fiber Optics - 4.6%
     331,045       E-Tek Dynamics, Inc.* ..................           15,745,328
   1,303,050       Metromedia Fiber Network, Inc. - Class A*          46,828,359

                                                                      62,573,687

Finance - Investment Bankers/Brokers - 2.7%
     326,615       Charles Schwab Corp. ...................           35,886,823

Human Resources - 0.7%
     897,980       Capita Group PLC .......................            9,292,665

Internet Content - 0.1%
      42,020       Flycast Communications Corp.* ..........              803,632

Internet Software - 9.5%
     333,820       Concentric Network Corp.* ..............           13,269,345
     523,530       Exodus Communications, Inc.* ...........           62,790,879
     976,250       PSINet, Inc.* ..........................           42,710,938
     139,905       Verio, Inc.* ...........................            9,723,398

                                                                     128,494,560

Lasers - Systems and Components - 1.4%
     111,035       Uniphase Corp.* ........................           18,431,810

Medical - Drugs - 4.1%
     348,950       MedImmune, Inc.* .......................           23,641,363
     384,065       Sepracor, Inc.* ........................           31,205,281

                                                                      54,846,644

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 1999  5

Janus | Aspen Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Medical - Generic Drugs - 1.7%
     642,275       Watson Pharmaceuticals, Inc.* ..........     $     22,519,767

Medical Products - 0.6%
     104,590       MiniMed, Inc.* .........................            8,046,893

Networking Products - 0.3%
      27,100       Juniper Networks, Inc.* ................            4,037,900

Radio - 7.9%
     433,120       Chancellor Media Corp.* ................           23,875,740
     346,655       Citadel Communications Corp.* ..........           12,544,578
     235,895       Entercom Communications Corp.* .........           10,084,511
     790,015       Hispanic Broadcasting Corp.* ...........           59,942,388

                                                                     106,447,217

Resorts and Theme Parks - 1.0%
     366,880       Premier Parks, Inc.* ...................           13,482,840

Retail - Building Products - 0.3%
      69,735       Fastenal Co. ...........................            3,656,729

Retail - Internet - 8.7%
     560,680       Amazon.com, Inc.* ......................           70,155,085
     308,865       eBay, Inc.* ............................           46,638,615

                                                                     116,793,700

Retail - Restaurants - 1.5%
   1,403,942       PizzaExpress PLC .......................           20,359,911

Schools - 5.2%
   2,629,056       Apollo Group, Inc. - Class A* ..........           69,834,300

Telecommunication Services - 10.1%
     425,410       AT&T Canada, Inc.* .....................           27,252,828
     406,380       Level 3 Communications, Inc.* ..........           24,408,199
     880,585       McLeodUSA, Inc. - Class A* .............           48,432,175
     411,270       NTL, Inc.* .............................           35,446,333

                                                                     135,539,535

Telephone - Integrated - 4.1%
     734,495       NEXTLINK Communications, Inc.* .........           54,628,066

Television - 1.4%
     277,908       Univision Communications, Inc. - Class A*          18,341,928

Therapeutics - 1.1%
     276,805       QLT PhotoTherapeutics, Inc.* ...........           15,224,275

Wireless Equipment - 1.1%
     614,460       American Tower Corp.* ..................           14,747,040
--------------------------------------------------------------------------------
Total Common Stock (cost $960,224,352)                             1,342,197,045
--------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
 $30,100,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $30,104,264
                     collateralized by $40,564,244 in
                     Fannie Mae, 5.50%-8.50%,
                     1/1/04-7/1/29 with a value of
                     $30,705,479 (cost $30,100,000) .......     $     30,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $990,324,352) - 101.8% ......        1,372,297,045
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.8%)     (24,942,183)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,347,354,862
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Canada                                     4.3%                 $     59,583,001
Ireland                                    1.1%                       14,592,649
United Kingdom                             2.2%                       29,652,576
United States++                           92.4%                    1,268,468,819
--------------------------------------------------------------------------------
Total                                    100.0%                 $  1,372,297,045

++Includes Short-Term Securities (90.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

6  Janus Aspen Series / June 30, 1999

                                    Janus | Aspen Capital Appreciation Portfolio

[PHOTO]
Scott Schoelzel
portfolio manager

Janus Aspen Capital Appreciation Portfolio gained 25.68% for its Institutional Shares and 25.38% for its Retirement Shares for the six months ended June 30, 1999. We're pleased to report that these returns were more than double that of the Portfolio's benchmark, the S&P 500 Index, which appreciated 12.38%.(1)

Before turning to a discussion of the Portfolio's performance, I'd like to touch on the amount of cash the Portfolio is holding, which was in the range of 30% of assets on the last day of the period. Let me assure you that, as always, cash is a residual of the investment process. Instead of buying stocks indiscriminately at any price, we take a prudent approach to deploying our investors' money. That means our cash position may increase from time to time, especially when volatility on the upside poses a challenge to uncovering new opportunities.

Speaking of market volatility, we experienced our fair share during the past six months. While the record-breaking gains we saw at the end of 1998 continued through the first quarter, the second quarter was another story altogether. Rising interest rates, fears of inflation, and concerns that growth-oriented companies were overvalued caused the market to temporarily stumble. At the same time, the resurgence of Asia's faltering economy gave cyclical stocks, which typically perform well during periods of recovery, a short-lived bounce. This market rotation into cyclicals ran out of steam, however, and growth stocks were soon on top again, reaffirming our focus on brand-name companies with great business models, dominant franchises and exceptional management.

That description certainly fits Citigroup, the world's largest financial services firm. After the company was beaten down earlier this year on worries that inflation would spur interest rate hikes, we took advantage of the dip to opportunistically build a significant position in Citigroup late in the period. With a huge international presence and powerful global brand, Citigroup offers sustainable earnings growth at a very attractive price, and the prospects for continued success appear strong.

Another recognizable brand name is Nokia, the Finnish leader in wireless communications. Benefiting from both innovative new products and cellular phone subscriber growth that's expected to double in the next couple of years, Nokia's stock price has soared during the past six months. As Nokia's market penetration grows, we're confident the company will further solidify its leadership position.

Several equally compelling stories are emerging from some unexpected places. One such story is General Electric, a company known for its manufacturing prowess, but saddled with a somewhat stodgy, old-fashioned image. In reality, nothing could be further from the truth. Under the direction of CEO Jack Welch, today's GE is aggressively embracing the power of the Web with a direct-to-the-supplier business model not unlike the one pioneered by Dell Computer. This new model has turned GE into a true growth company - and a solid performer for us.

Retailing is another area presenting exciting potential. With unemployment dropping to record lows and inflation still contained, strong consumer spending is powering a U.S. economic expansion that shows few signs of slowing down. In fact, the big news lately is that people are actually spending more than they earn. Against this backdrop, we increased our positions in Costco, the leading discount warehouse, and Wal-Mart, the top discount retailer, and added Gap, the popular casual clothing chain. All three companies have benefited from this nationwide spending spree, boosting the Portfolio's returns during the period.

Despite the Portfolio's noteworthy gains, there were a few disappointments. Specifically, pharmaceutical stocks proved to be a big drag on performance. We sold our stake in Warner-Lambert, which, like many other drug companies, declined on concerns of increased governmental regulation and rising interest rates, as well as safety worries over its diabetes drug, Rezulin. Still, we held on to our position in Eli Lilly, whose product pipeline contains exciting new treatments that should support healthy earnings in the future.

Before closing, a word about expectations. Naturally, we set very high expectations for ourselves and, for the most part, we believe we've delivered. Nevertheless, I urge you to try to keep your expectations in line with reality. Reality is that, while an annual investment return of 15% may seem modest, compounded over five years, it doubles your money. So, while market volatility may dampen the Portfolio's returns from time to time, the real proof of performance is in the long-term results.

Thank you for your continued investment in Janus Aspen Capital Appreciation Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     68.1%                    89.7%
  Foreign                                     6.2%                     5.9%
  Europe                                      3.5%                     5.9%
Top 10 Equities                              37.3%                    57.5%
Number of Stocks                                29                       23
Cash & Cash Equivalents                      31.9%                    10.3%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

                                           Janus Aspen Series / June 30, 1999  7

Janus | Aspen Capital Appreciation Portfolio

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                     51.60%
  From Inception                                             53.15%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     22.76%
  From Portfolio Inception                                   30.19%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     50.82%
  From Inception                                             52.42%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 68.1%
Automotive - Cars and Light Trucks - 2.1%
      94,050       Ford Motor Co. .........................     $      5,307,947

Cable Television - 1.2%
      78,800       Comcast Corp. - Class A ................            3,028,875

Computer Data Security - 1.3%
      40,580       VeriSign, Inc.* ........................            3,500,024

Computer Software - 3.7%
     105,940       Microsoft Corp.* .......................            9,554,464

Computers - Memory Devices - 2.4%
     113,400       EMC Corp.* .............................            6,237,000

Computers - Micro - 3.7%
      74,175       IBM Corp. ..............................            9,587,119

Diversified Financial Services - 7.8%
     249,900       Citigroup, Inc. ........................           11,870,250
      81,570       Morgan Stanley, Dean Witter and Co. ....            8,360,925

                                                                      20,231,175

Diversified Operations - 6.0%
      73,935       General Electric Co. ...................            8,354,655
      74,565       Tyco International, Ltd. ...............            7,065,034

                                                                      15,419,689

Fiber Optics - 1.4%
     100,000       Metromedia Fiber Network, Inc. - Class A*           3,593,750

Internet Content - 0.8%
      15,970       Inktomi Corp.* .........................            2,085,083

Internet Software - 3.2%
      73,870       America Online, Inc.* ..................            8,162,635

Medical - Drugs - 3.3%
      58,195       Eli Lilly and Co. ......................     $      4,168,217
      15,865       MedImmune, Inc.* .......................            1,074,854
      20,769       Pfizer, Inc. ...........................            2,279,397
      11,300       Sepracor, Inc.* ........................              918,125

                                                                       8,440,593

Multimedia - 4.0%
     141,760       Time Warner, Inc. ......................           10,419,360

Networking Products - 3.5%
     140,844       Cisco Systems, Inc.* ...................            9,084,438

Retail - Apparel and Shoe - 2.9%
     150,000       Gap, Inc. ..............................            7,556,250

Retail - Building Products - 1.7%
      68,560       Home Depot, Inc. .......................            4,417,835

Retail - Discount - 5.9%
      60,445       Costco Companies, Inc.* ................            4,839,378
     214,800       Wal-Mart Stores, Inc. ..................           10,364,100

                                                                      15,203,478

Retail - Internet - 3.8%
      64,380       eBay, Inc.* ............................            9,721,380

Satellite Telecommunications - 0.9%
      14,960       EchoStar Communications Corp. - Class A*            2,295,425

Savings/Loan/Thrifts - 2.4%
     160,220       Telebanc Financial Corp.* ..............            6,208,525

Telecommunication Equipment - 3.5%
      98,310       Nokia Oyj (ADR) ........................            9,001,509

Telecommunication Services - 0.7%
      30,475       Level 3 Communications, Inc.* ..........            1,830,405

See Notes to Schedules of Investments.

8  Janus Aspen Series / June 30, 1999

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.9%
      56,015       MCI WorldCom, Inc.* ....................     $      4,831,294
--------------------------------------------------------------------------------
Total Common Stock (cost $141,929,082) ....................          175,718,253
--------------------------------------------------------------------------------
Repurchase Agreement - 15.7%
$ 40,400,000       Morgan Stanley & Co., Inc., 5.10%,
                     dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $40,405,723
                     collateralized by $54,445,032 in
                     Fannie Mae, 5.50%-8.50%, 1/1/04-
                     7/1/29 with a value of $41,212,670
                     (cost $40,400,000) ...................           40,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 15.2%
                   Fannie Mae
  15,000,000         4.86%, 9/7/99 ........................           14,856,900
                   Freddie Mac
  25,000,000         4.91%, 12/7/99 .......................           24,433,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $39,320,154) .........           39,290,400
--------------------------------------------------------------------------------
Total Investments (total cost $221,649,236) - 99.0% .......          255,408,653
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%          2,691,855
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    258,100,508
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 3999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Bermuda                                    2.8%                 $      7,065,034
Finland                                    3.5%                        9,001,509
United States++                           93.7%                      239,342,110
--------------------------------------------------------------------------------
Total                                    100.0%                 $    255,408,653

++Includes Short-Term Securities (62.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                           Janus Aspen Series / June 30, 1999  9

Janus | Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Janus Aspen International Growth Portfolio outpaced its benchmark for the six months ended June 30, 1999, returning 10.06% for its Institutional Shares and 9.78% for its Retirement Shares. By comparison, the Morgan Stanley Capital International EAFE Index rose 3.97%.(1)

Given the mixed performance of international equity markets during the period, we were especially pleased with the Portfolio's showing. Helping to bolster several markets were improving economies in both Asia and Latin America. Particularly encouraging was renewed economic growth in Japan, indicating it may finally be showing signs of emerging from its long recession. Nonetheless, this positive picture was offset by the lagging performance of European equities, which struggled under the pressure of weakness in the new euro currency, a rising interest rate environment, and conflict in Yugoslavia.

In reaction to the budding recoveries of several emerging market economies, investors temporarily shifted out of growth stocks and into the more cyclical or economically sensitive areas. However, even in the context of an improving global economy, we generally don't find many cyclical stocks attractive. Our long-term view is that the commodity-like nature of the cyclical products developed and marketed by these companies makes it unlikely they will ever sustain strong rates of return. Therefore, we continue to focus on powerful growth opportunities we believe transcend fluctuations in individual economies.

One compelling area is wireless communications, which benefits from the increasing convenience and affordability of cellular phone use. Although cellular subscriber growth rates are accelerating worldwide, in China, demand is particularly strong. As such, cellular service provider China Telecom, which already enjoys a market share of more than 90%, posted solid returns for the Portfolio. Another strong performer was Nokia, which continued to gain recognition for its superior product offerings in wireless handset and infrastructure base-station equipment. Mannesmann and NTT Mobile Communications Network also aided our performance. Mannesmann owns Germany's largest mobile phone network, while NTT Mobile, one of our newer holdings, is the dominant Japanese cellular provider as well as a pioneer in Japan's rapidly developing wireless data market.

Growth trends in wireless communications also contributed to the success of our semiconductor holdings. Applications for semiconductors are as varied as wireless phones, pagers, CD players and VCRs, to name a few. Consequently, strong demand for these electronic components helped boost our returns in leading chip maker Philips Electronics and ASM Lithography, a company we recently added to the Portfolio and a provider of the technological tools necessary in the production of semiconductor chips.

The strategic value of cable franchises is another concept we followed during the period. Broadband technology, increasingly deployed by cable companies, is allowing them to deliver value-added services such as high-speed Internet access, telephony and video-on-demand into consumers' homes through an upgraded platform. Our enthusiasm for this revitalized business has convinced us to pound the pavement in search of the most compelling opportunities in this industry. As such, we recently added positions in United Pan-Europe Communications, Britain's NTL, and Canada's Shaw Communications, all leaders in their respective markets.

While we were pleased with our overall results for the period, we did experience a few disappointments. A rising interest rate environment in both the U.S. and in Europe negatively impacted valuations for several of our financial services positions, including Dutch insurer Aegon, which declined despite meeting earnings estimates. However, we believe Aegon's strong business model will enable it to maintain its leadership position in the Dutch insurance industry, and therefore increased our holdings.

Higher U.S. interest rates also hurt several of our pharmaceutical stocks, as did a slowdown in new product launches and concerns that the U.S. government could take a more active role in regulating drug prices. We consequently reduced the Portfolio's overall drug weighting, liquidating our positions in Elan PLC and trimming our exposure to Swiss drug giant Roche Holding.

Going forward, our outlook for international financial markets is one of cautious optimism. While global economic prospects certainly appear better than they were at the start of the year, they remain vulnerable to currency pressures, especially in emerging markets, and to the potential for higher interest rates in the U.S. Therefore, we remain focused on companies that are either taking advantage of growth trends that transcend changes in the economy or are undergoing powerful microeconomic changes, including restructuring and cost reductions, that can improve their cash flow and earnings growth.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     90.3%                    91.0%
  Foreign                                    84.7%                    89.3%
Top 10 Equities                              22.6%                    26.4%
Number of Stocks                               123                      146
Cash, Cash Equivalents
  & Fixed-Income Securities                   9.7%                     9.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

10  Janus Aspen Series / June 30, 1999

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                      5.57%
  5 Year                                                     20.66%
  From Inception                                             19.11%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
  1 Year                                                      7.62%
  5 Year                                                      8.21%
  From Inception Date of Institutional Shares                 8.11%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      5.25%
  5 Year                                                     19.61%
  From Portfolio Inception                                   18.08%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 86.7%
Advertising Agencies - 1.3%
     632,959       WPP Group PLC** ........................     $      5,337,873

Athletic Footwear - 0.2%
       9,446       Adidas - Salomon A.G.** ................              937,609

Audio and Video Products - 1.3%
      47,000       Sony Corp.** ...........................            5,067,494

Automotive - Cars and Light Trucks - 1.3%
      13,726       DaimlerChrysler A.G.** .................            1,189,040
       7,526       DaimlerChrysler A.G. (ADR)** ...........              668,873
      78,000       Honda Motor Co., Ltd.** ................            3,305,954

                                                                       5,163,867

Automotive - Truck Parts and Equipment - 0.2%
      11,669       Valeo S.A.** ...........................              962,713

Brewery - 1.8%
     672,780       Foster's Brewing Group, Ltd. ...........            1,896,206
      55,612       Heineken N.V.** ........................            2,847,482
     213,000       Kirin Brewery Co., Ltd.** ..............            2,551,717

                                                                       7,295,405

Broadcast Services and Programming - 1.7%
      55,320       Grupo Televisa S.A. (GDR)* .............            2,479,028
      67,195       United International Holdings, Inc. - Class A       4,544,062

                                                                       7,023,090

Cable Television - 2.8%
     252,045       Le Groupe Videotron ltee.** ............     $      3,967,877
     324,696       Rogers Communications, Inc. - Class B*,**           5,188,386
     473,281       TeleWest Communications PLC*,** ........            2,126,194

                                                                      11,282,457

Cellular Telecommunications - 6.9%
   2,400,000       China Telecom, Ltd.*,** ................            6,666,141
         955       NTT Mobile Communications Network, Inc.**          12,939,935
      95,623       Orange PLC*,** .........................            1,397,272
     323,526       Telecom Italia Mobile S.p.A.** .........            1,933,130
      42,780       Telesp Celular Participacoes S.A. (ADR)             1,144,365
     103,040       Vodafone AirTouch PLC** ................            2,040,020
       9,422       Vodafone AirTouch PLC (ADR)** ..........            1,858,588

                                                                      27,979,451

Commercial Banks - 1.7%
      62,806       Argentaria, Caja Postal y Banco
                   Hipotecario de Espana S.A.** ...........            1,430,771
       1,042       Julius Baer Holding A.G. - Class B** ...            2,969,310
      23,733       Toronto-Dominion Bank** ................            1,070,356
     275,501       Unicredito Italiano S.p.A.** ...........            1,211,757

                                                                       6,682,194

See Notes to Schedules of Investments

                                          Janus Aspen Series / June 30, 1999  11

Janus | Aspen International Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Computer Services - 3.4%
      18,453       Atos S.A.*,** ..........................     $      1,883,976
      22,054       Cap Gemini S.A.** ......................            3,466,136
     119,023       Getronics N.V**,+ ......................            4,578,392
     343,415       Logica PLC** ...........................            3,626,878
       3,912       WM-Data A.B. - Class B .................              149,086

                                                                      13,704,468

Computer Software - 0.6%
      56,067       Tieto Corp. - Class B** ................            2,335,941

Computers - Integrated Systems - 2.0%
      20,920       ASM Lithography Holding N.V.*,** .......            1,210,313
      11,695       ASM Lithography Holding N.V. (ADR)*,** .              694,391
      13,110       Equant N.V.*,** ........................            1,208,686
      15,589       Equant N.V. - New York Shares*,** ......            1,467,315
     124,000       Fujitsu, Ltd.** ........................            2,494,626
      94,035       SEMA Group PLC** .......................              906,781
      55,261       Tecnost S.p.A.*,** .....................              136,489

                                                                       8,118,601
Cosmetics and Toiletries - 1.7%
     239,000       Kao Corp.** ............................            6,713,696

Distribution and Wholesale - 1.1%
      22,800       Softbank Corp.** .......................            4,617,033

Diversified Operations - 6.5%
     303,941       Hays PLC** .............................            3,164,470
       3,951       Reliance Industries, Ltd. (GDR)*,+ .....               39,708
     408,758       Rentokil Initial PLC** .................            1,594,705
      85,570       Seagram Company, Ltd. ..................            4,310,589
      86,575       Tyco International, Ltd. ...............            8,202,981
     113,031       Vivendi** ..............................            9,156,236

                                                                      26,468,689
Electronic Components - 2.2%
      57,075       Koninklijke (Royal) Phillips Electronics N.V.**     5,629,917
      33,402       Koninklijke (Royal) Phillips Electronics N.V.
                     - New York Shares** ..................            3,369,427

                                                                       8,999,344

Electronic Components - Semiconductors - 0.8%
      31,690       Galileo Technology, Ltd.* ..............            1,435,953
      51,055       Taiwan Semiconductor Manufacturing
                     Co., Ltd. (ADR)* .....................            1,735,870

                                                                       3,171,823

Fiber Optics - 0.5%
      24,912       JDS FITEL, Inc.*,** ....................            2,078,738

Food - Catering - 1.0%
     410,018       Compass Group PLC** ....................            4,065,299

Food - Retail - 0.4%
      12,270       Carrefour S.A.** .......................            1,803,153

Hotels and Motels - 0.5%
       7,479       Accor S.A.** ...........................            1,878,087

Human Resources - 0.8%
     303,308       Capita Group PLC** .....................            3,138,755

Internet Software - 0.3%
      21,380       Pacific Internet, Ltd.* ................            1,012,878

Investment Management and Advisory Services - 0.2%
     104,715       Amvescap PLC** .........................              931,776

Life and Health Insurance - 0.5%
     125,055       Prudential Corp. PLC** .................            1,849,025

Machinery - General Industrial - 3.6%
      98,660       Mannesmann A.G.** ......................     $     14,722,544

Medical - Drugs - 5.2%
      82,325       Pharmacia & Upjohn, Inc. ...............            4,677,089
         362       Roche Holding A.G.** ...................            3,721,084
      68,632       Sanofi-Synthelabo S.A.** ...............            2,912,525
      93,550       SmithKline Beecham PLC** ...............            1,215,831
      38,460       SmithKline Beecham PLC (ADR)** .........            2,540,764
     129,000       Takeda Chemical Industries** ...........            5,979,122

                                                                      21,046,415

Metal Processors and Fabricators - 1.2%
     442,976       Assa Abloy A.B. - Class B ..............            4,793,580

Money Center Banks - 3.8%
     152,404       Banca Commerciale Italiana** ...........            1,113,706
   1,269,662       Banca di Roma** ........................            1,831,804
     149,013       Banco Bilbao Vizcaya S.A.** ............            2,152,958
     249,978       Banco Santander Central Hispano S.A.** .            2,603,733
     175,000       Development Bank of Singapore, Ltd. ....            2,138,072
     311,000       Fuji Bank, Ltd.** ......................            2,168,641
      49,600       HSBC Holdings PLC*,** ..................            1,809,190
       9,356       ING Groep N.V.** .......................              506,550
      89,685       Lloyds TSB Group PLC** .................            1,215,786

                                                                      15,540,440

Mortgage Banks - 0.9%
      39,919       Deutsche Pfandbriefbank A.G.** .........            3,622,727

Multi-Line Insurance - 1.8%
      33,052       Aegon N.V.** ...........................            2,397,922
      37,839       Assicurazioni Generali** ...............            1,312,710
       7,838       Axa** ..................................              956,232
       4,233       Zurich Allied A.G.** ...................            2,445,168

                                                                       7,112,032

Multimedia - 1.7%
      37,540       News Corp., Ltd. (ADR) .................            1,325,631
     156,102       Publishing & Broadcasting, Ltd. ........            1,030,174
     115,017       Shaw Communications, Inc. - Class B** ..            4,530,590

                                                                       6,886,395
Oil Companies - Integrated - 0.6%
      15,871       Elf Aquitaine S.A.** ...................            2,329,069

Publishing - Periodicals - 2.5%
     119,817       Talentum - Class B** ...................            1,828,746
     207,981       Wolters Kluwer N.V.** ..................            8,279,120

                                                                      10,107,866

Retail - Diversified - 0.5%
      33,000       Ito-Yokado Co., Ltd.** .................            2,208,431

Retail - Restaurants - 0.3%
     226,922       TelePizza S.A.*,** .....................            1,174,772

Security Services - 2.1%
     578,488       Securitas A.B. - Class B ...............            8,641,517

Telecommunication Equipment - 4.8%
      66,808       Nokia Oyj** ............................            5,856,264
      85,540       Nokia Oyj (ADR)** ......................            7,832,256
      24,770       Nortel Networks Corp. ..................            2,150,346
      22,961       Telefonaktiebolaget L.M. Ericsson - Class B           735,952
      87,254       Telefonaktiebolaget L.M. Ericsson - Class B
                     (ADR) ................................            2,873,929

                                                                      19,448,747

See Notes to Schedules of Investments.

12  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                       Market Amount
--------------------------------------------------------------------------------
Telecommunication Services - 7.3%
   1,085,275       Cable & Wireless Optus, Ltd.* ..........     $      2,471,184
     338,522       COLT Telecom Group PLC*,** .............            7,099,604
     142,964       Energis PLC*,** ........................            3,409,608
      36,660       Global TeleSystems Group, Inc.* ........            2,969,460
      56,930       NTL, Inc.* .............................            4,906,654
         268       NTT Data Corp.** .......................            2,130,074
     112,890       SK Telecom Co., Ltd. (ADR) .............            1,919,130
      82,865       United Pan-Europe Communications N.V.*,**           4,495,004

                                                                      29,400,718

Telephone - Integrated - 6.3%
     153,839       British Telecommunications PLC** .......            2,584,042
          37       Nippon Telegraph & Telephone Corp.** ...              431,028
      46,515       Sonera Group Oyj** .....................            1,016,956
      10,639       Swisscom A.G.** ........................            4,003,509
      34,900       Telecom Argentina Stet S.A. (ADR) ......              933,575
      33,355       Telefonica de Argentina S.A. (ADR) .....            1,046,513
     164,387       Telefonica S.A.*,** ....................            7,918,631
       6,392       Telefonica S.A. (ADR)*,** ..............              940,473
      74,100       Telefonos de Mexico S.A. (ADR) .........            5,988,206
      13,295       Viatel, Inc.* ..........................              746,182

                                                                      25,609,115

Television - 0.5%
      84,957       Modern Times Group A.B. - Class B* .....            1,843,688

Therapeutics - 0.8%
      58,695       QLT PhotoTherapeutics, Inc.* ...........            3,228,225

Transportation - Air Freight - 0.2%
      36,811       TNT Post Group N.V.** ..................              878,824

Travel Services - 0.1%
          97       Kuoni Reisen A.G.*,** ..................              374,063

Water - 0.8%
      17,258       Suez Lyonnaise des Eaux** ..............            3,112,816
--------------------------------------------------------------------------------
Total Common Stock (cost $268,348,197) ....................          350,701,443
--------------------------------------------------------------------------------
Foreign Bond - 0.2%
EUR
     613,350       Tecnost International N.V., 4.487%
                     company guaranteed notes
                     due 6/23/04** (cost $632,097) ........              642,272
--------------------------------------------------------------------------------
Preferred Stock - 3.6%
Automotive - Cars and Light Trucks - 0.9%
       1,577       Porsche A.G.** .........................            3,708,000

Broadcast Services and Programming - 0.9%
      69,060       UnitedGlobalCom, Inc., convertible, 7.00%           3,453,000

Diversified Financial Services - 0.4%
       3,309       Marschollek, Lautenschlaeger und
                     Partner A.G.** .......................            1,576,565

Telephone - Integrated - 1.4%
      61,075       Telecomunicacoes Brasileiras S.A. (ADR)             5,508,202
--------------------------------------------------------------------------------
Total Preferred Stock (cost $12,437,468) ..................           14,245,767
--------------------------------------------------------------------------------
Rights - 0%
     442,976       Assa Abloy A.B.* (cost $0) .............     $         93,787
--------------------------------------------------------------------------------
Repurchase Agreement - 8.5%
$ 34,500,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $34,504,888
                     collateralized by $46,493,901 in
                     Fannie Mae, 5.50%-8.50%,
                     1/1/04-7/1/29 with a value of
                     $35,193,988 (cost $34,500,000) .......           34,500,000
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.2%
     950,000       U.S. Treasury Bill
                     4.30%, 7/22/99
                     (amortized cost $947,534) ............              947,534
--------------------------------------------------------------------------------
Total Investments (total cost $316,865,296) - 99.2% .......          401,130,803
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%          3,338,462
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    404,469,265
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  13

Janus | Aspen International Growth Portfolio

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Argentina                                  0.5%                 $      1,980,088
Australia                                  1.7%                        6,723,194
Bermuda                                    2.0%                        8,202,981
Brazil                                     1.7%                        6,652,566
Canada                                     6.6%                       26,525,106
Finland                                    4.7%                       18,870,163
France                                     7.1%                       28,460,944
Germany                                    6.6%                       26,425,359
Hong Kong                                  2.1%                        8,475,331
India                                       --                            39,708
Israel                                     0.4%                        1,435,953
Italy                                      1.9%                        7,539,596
Japan                                     12.6%                       50,607,751
Mexico                                     2.1%                        8,467,233
Netherlands                                9.5%                       38,205,614
Singapore                                  0.8%                        3,150,950
South Korea                                0.5%                        1,919,130
Spain                                      4.0%                       16,221,336
Sweden                                     4.8%                       19,131,538
Switzerland                                3.4%                       13,513,134
Taiwan                                     0.4%                        1,735,870
United Kingdom                            12.0%                       48,244,692
United States++                           14.6%                       58,602,566
--------------------------------------------------------------------------------
Total                                    100.0%                 $    401,130,803

++Includes Short-Term Securities (5.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 1999

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/8/99            10,200,000         $16,100,700       $342,720
British Pound 10/14/99              900,000           1,420,740         36,720
British Pound 12/9/99             7,080,000          11,184,984        162,606
Canadian Dollar 10/8/99           5,800,000           3,966,083          3,585
Canadian Dollar 11/18/99          1,100,000             752,703          4,101
Euro 7/15/99                        110,000             113,630         15,191
Euro 7/22/99                      4,800,000           4,956,000        694,080
Euro 7/28/99                        900,000             928,800        129,420
Euro 8/12/99                      3,050,000           3,143,940        458,110
Euro 8/27/99                      7,400,000           7,619,040      1,055,980
Hong Kong Dollar 5/7/01          55,000,000           6,928,610       (24,501)
Japanese Yen 9/16/99            359,800,000           2,973,898        135,869
Japanese Yen 10/8/99          1,700,000,000          14,051,677        509,063
Japanese Yen 10/14/99           500,000,000           4,132,884        156,384
Japanese Yen 10/15/99           150,000,000           1,239,867         38,905
Japanese Yen 10/21/99           509,000,000           4,207,321        192,631
Japanese Yen 11/18/99           450,700,000           3,725,582        159,340
Japanese Yen 12/3/99             50,000,000             413,320          3,347
Swiss Franc 10/8/99               2,200,000           1,439,131         68,234
Swiss Franc 10/21/99                 50,000              32,757          1,608
Swiss Franc 11/18/99                185,000             121,599          7,592
Swiss Franc 12/3/99                 165,000             108,638          3,607
--------------------------------------------------------------------------------
Total                                               $89,561,904     $4,154,592

See Notes to Schedules of Investments.

14  Janus Aspen Series / June 30, 1999

                                        Janus | Aspen Worldwide Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

For the six months ended June 30, 1999, Janus Aspen Worldwide Growth Portfolio outperformed its benchmark, the Morgan Stanley Capital International World Index. The Portfolio returned 12.75% for its Institutional Shares and 12.53% for its Retirement Shares, compared with an 8.51% gain posted by the Index.(1)

International markets moved modestly higher over the past six months, while the U.S. stock market gained substantially. The solid performance of domestic equities occurred despite the volatility brought on by rising U.S. interest rates. In Europe, however, upward pressure on long-term rates hindered equities, although Europe's economy did show some subtle signs of improvement late in the period. Meanwhile, Asian and Latin American markets bounced back considerably, indicating the worst may be over for economies in those regions. Most notable was progress in Japan, as it appeared to finally be emerging from its economic recession.

The Portfolio's solid returns can be attributed to our focus on finding companies capable of generating robust earnings in a variety of economic conditions. Many of these businesses are tapping into powerful growth trends at work both here in the U.S. economy and abroad.

The proliferation of the Internet, for example, benefited several of our U.S. technology holdings, one standout being Cisco Systems. Not only is Cisco building the networking equipment that helps support the Internet, but its products are also quickly becoming the industry standard. In addition, a large new market is emerging as the global telecommunications industry begins to transition networks to Internet-based standards.

Increasing Internet acceptance and utilization also aided the Portfolio's telecommunications stocks. A standout in this industry was MCI WorldCom, which continues to be a leader in long-distance telephone service, as well as data and Internet communications services. Furthermore, MCI plans to expand its menu of offerings to include high-speed Internet access via wireless cable.

Also contributing to the Portfolio's gains were several of its wireless communications holdings. One company that is emerging as an early leader in this market is Japan's NTT Mobile Communications. NTT Mobile is at the forefront of efforts to develop wireless technology and was among the first to provide services that allow customers to check their e-mail or surf the Internet over cellular handsets. While these services are just now being introduced to customers, interest in them is exceptionally high. Another strong performer was Nokia. Already the leader in the cellular phone equipment industry, Nokia is poised to capitalize on the expected doubling of worldwide cellular subscriber growth by 2001.

The  strategic  value of cable  franchises  is another  concept we  continued to follow during the period. Because cable firms have already extended high-capacity networks into consumers' homes, these companies are viewed as the vital connection in the delivery of broadband services. Among our favorite U.S. cable holdings were market leaders Time Warner and Comcast. We also identified several exciting opportunities in other countries, including Britain's NTL, Rogers Communications in Canada and United Pan-Europe Communications.

With the growth of digital cable and broadband Internet services, we believe media content will take on greater significance. As a result, we have invested in content providers such as The Seagram Company, which owns Universal Pictures and Universal Music Group, the world's largest music company. We also added a position in Viacom, owner of ShowTime Networks, MTV and other valuable cable brands.

Despite the Portfolio's impressive performance, a few of our holdings did not meet our expectations. Cap Gemini and Getronics, two European information technology companies, were hurt by concerns over a potential Y2K-related slowdown in corporate software spending. However, continuing pressure on businesses to increase productivity, as well as the growing focus on e-commerce, should keep investments in information technology robust. Therefore, we viewed the decline in these companies' stocks as temporary and used it as an opportunity to add to both positions.

Another disappointment was U.S. drug giant Warner-Lambert. Pharmaceutical stocks in general were hurt by speculation about U.S. government price controls and the move toward more economically sensitive stocks. However, we remain generally positive on the fundamentals in this industry as new drug development techniques should continue to accelerate growth.

Going forward, our outlook for the global economy is one of cautious optimism. Nonetheless, we will remain focused on companies we believe capable of generating superior performance in any economic environment.

Thank you for your investment in Janus Aspen Worldwide Growth Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     91.5%                    90.0%
  Foreign                                    61.3%                    65.8%
Top 10 Equities                              28.3%                    25.9%
Number of Stocks                               133                      156
Cash, Cash Equivalents
  & Fixed-Income Securities                   8.5%                    10.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Aspen Series / June 30, 1999  15

Janus | Aspen Worldwide Growth Portfolio

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     14.44%
  5 Year                                                     24.75%
  From Inception                                             24.31%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
  1 Year                                                     15.67%
  5 Year                                                     16.75%
  From Inception Date of Institutional Shares                15.12%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     13.90%
  5 Year                                                     24.02%
  From Portfolio Inception                                   23.40%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 89.9%
Advertising Agencies - 0%
      36,544       WPP Group PLC** ........................     $        308,183

Applications Software - 0.3%
     128,375       Intuit, Inc.* ..........................           11,569,797

Athletic Footwear - 0.2%
      94,886       Adidas - Salomon A.G.** ................            9,418,378

Audio and Video Products - 0.7%
     228,700       Sony Corp.** ...........................           24,658,209

Automotive - Cars and Light Trucks - 0.9%
     131,048       DaimlerChrysler A.G.** .................           11,352,275
      68,369       DaimlerChrysler A.G. (ADR)** ...........            6,076,295
     358,000       Honda Motor Co., Ltd.** ................           15,173,482

                                                                      32,602,052

Automotive - Truck Parts and Equipment - 0.2%
     101,947       Valeo S.A.** ...........................            8,410,807

Brewery - 1.3%
     530,105       Heineken N.V.** ........................           27,142,783
   1,806,000       Kirin Brewery Co., Ltd.** ..............           21,635,683

                                                                      48,778,466

Broadcast Services and Programming - 1.7%
     868,465       AT&T Corp./Liberty Media Group - Class A*          31,916,089
     326,415       Clear Channel Communications, Inc.* ....           22,502,234
     204,850       Grupo Televisa S.A. (GDR)* .............            9,179,841

                                                                      63,598,164

Cable Television - 2.3%
   1,379,760       Comcast Corp. - Class A ................     $     53,034,525
     262,035       MediaOne Group, Inc.* ..................           19,488,853
     932,536       Rogers Communications, Inc. - Class B*,**          14,901,190

                                                                      87,424,568

Cellular Telecommunications - 7.0%
  14,688,000       China Telecom, Ltd.*,** ................           40,796,782
       7,700       NTT Mobile Communications Network, Inc.**         104,332,456
     891,216       Orange PLC*,** .........................           13,022,716
     476,285       Sprint Corp./PCS Group* ................           27,207,781
   3,016,678       Telecom Italia Mobile S.p.A.** .........           18,025,224
   1,015,915       Vodafone AirTouch PLC** ................           20,113,418
     218,450       Vodafone AirTouch PLC (ADR)** ..........           43,089,263

                                                                     266,587,640

Commercial Banks - 0.7%
     609,526       Argentaria, Caja Postal y Banco
                     Hipotecario de Espana S.A.** .........           13,885,489
       4,089       Julius Baer Holding A.G. - Class B** ...           11,652,120

                                                                      25,537,609

Commercial Services - 0.6%
     693,630       Paychex, Inc. ..........................           22,109,456

See Notes to Schedules of Investments.

16  Janus Aspen Series / June 30, 1999

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Computer Services - 3.5%
     131,228       Atos S.A.*,** ..........................     $     13,397,844
     212,167       Cap Gemini S.A.** ......................           33,345,407
   1,106,569       Getronics N.V.**,+ .....................           42,565,776
   3,458,021       Logica PLC** ...........................           36,520,886
     134,324       WM-Data A.B. - Class B .................            5,119,064

                                                                     130,948,977

Computer Software - 3.0%
   1,066,185       Microsoft Corp.* .......................           96,156,560
     444,287       Tieto Corp. - Class B** ................           18,510,503

                                                                     114,667,063

Computers - Integrated Systems - 1.8%
     136,447       ASM Lithography Holding N.V.*,** .......            7,894,054
     112,105       ASM Lithography Holding N.V. (ADR)*,** .            6,656,234
     123,632       Equant N.V.*,** ........................           11,398,341
     141,720       Equant N.V. - New York Shares*,** ......           13,339,395
   1,132,000       Fujitsu, Ltd.** ........................           22,773,525
     411,646       SEMA Group PLC** .......................            3,969,509
     916,446       Tecnost S.p.A.*,** .....................            2,263,527

                                                                      68,294,585

Computers - Memory Devices - 0.3%
     213,350       EMC Corp.* .............................           11,734,250

Computers - Micro - 0.7%
     409,370       Sun Microsystems, Inc.* ................           28,195,359

Cosmetics and Toiletries - 1.6%
     730,210       Estee Lauder Companies, Inc. - Class A .           36,601,776
     843,000       Kao Corp.** ............................           23,680,526

                                                                      60,282,302

Distribution and Wholesale - 0.2%
      46,200       Softbank Corp.** .......................            9,355,568

Diversified Operations - 7.7%
   2,823,475       Hays PLC** .............................           29,396,501
   3,861,789       Rentokil Initial PLC** .................           15,066,162
     356,195       Seagram Company, Ltd. ..................           17,943,323
   1,655,100       Tyco International, Ltd. ...............          156,820,725
     900,228       Vivendi** ..............................           72,924,244

                                                                     292,150,955

Electronic Components - 2.0%
     438,552       Koninklijke (Royal) Philips Electronics N.V.**     43,259,281
     330,447       Koninklijke (Royal) Philips Electronics N.V.
                     - New York Shares** ..................           33,333,841

                                                                      76,593,122

Finance - Credit Card - 0.7%
     206,615       American Express Co. ...................     $     26,885,777

Finance - Mortgage Loan Banker - 0.4%
     203,660       Fannie Mae .............................           13,925,253

Food - Catering - 0.5%
   1,902,740       Compass Group PLC** ....................           18,865,528

Food - Retail - 1.0%
     178,278       Carrefour S.A.** .......................           26,199,068
     366,320       Kroger Co.* ............................           10,234,065

                                                                      36,433,133

Hotels and Motels - 0.2%
      34,199       Accor S.A.** ...........................            8,587,873

Human Resources - 0.5%
   1,703,956       Capita Group PLC** .....................           17,633,234

Internet Software - 0.3%
     111,090       America Online, Inc.* ..................           12,275,445

Investment Management and Advisory Services - 0.2%
     709,883       Amvescap PLC** .........................            6,316,690

Life and Health Insurance - 0.4%
   1,110,634       Prudential Corp. PLC** .................           16,421,494

Machinery - General Industrial - 3.0%
     765,493       Mannesmann A.G.** ......................          114,230,738

Medical - Biomedical and Genetic - 0.5%
     288,115       Amgen, Inc.* ...........................           17,539,001

Medical - Drugs - 6.3%
     228,510       American Home Products Corp. ...........           13,139,325
     210,355       Bristol-Myers Squibb Co. ...............           14,816,880
     165,255       Pfizer, Inc. ...........................           18,136,736
     747,990       Pharmacia & Upjohn, Inc. ...............           42,495,182
       3,453       Roche Holding A.G.** ...................           35,494,208
     316,400       Sanofi-Synthelabo S.A.** ...............           13,427,017
     107,805       Sepracor, Inc.* ........................            8,759,156
     843,434       SmithKline Beecham PLC** ...............           10,961,769
     186,210       SmithKline Beecham PLC (ADR)** .........           12,301,498
     949,000       Takeda Chemical Industries** ...........           43,985,946
     368,878       Warner-Lambert Co. .....................           25,590,911

                                                                     239,108,628

Medical Instruments - 0.5%
     244,025       Medtronic, Inc. ........................           19,003,447

Metal Processors and Fabricators - 0.9%
   3,186,856       Assa Abloy A.B. - Class B ..............           34,485,950

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  17

Janus | Aspen Worldwide Growth Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares and Principal Amount                                       Market Value
--------------------------------------------------------------------------------
Money Center Banks - 2.5%
   1,365,868       Banca Commerciale Italiana** ...........     $      9,981,208
   8,776,999       Banca di Roma** ........................           12,663,011
   1,435,375       Banco Bilbao Vizcaya S.A.** ............           20,738,471
   2,386,052       Banco Santander Central Hispano S.A.** .           24,852,753
     281,600       HSBC Holdings PLC*,** ..................           10,271,528
      90,192       ING Groep N.V.** .......................            4,883,155
     774,046       Lloyds TSB Group PLC** .................           10,493,107

                                                                      93,883,233

Mortgage Banks - 0.5%
     212,930       Deutsche Pfandbriefbank A.G.** .........           19,323,810

Multi-Line Insurance - 2.1%
     316,642       Aegon N.V.** ...........................           22,972,372
     702,028       Assicurazioni Generali** ...............           24,354,748
     145,070       Axa** ..................................           17,698,464
      23,837       Zurich Allied A.G.** ...................           13,769,306

                                                                      78,794,890

Multimedia - 3.0%
      99,908       Shaw Communications, Inc. - Class B** ..            3,935,438
   1,288,170       Time Warner, Inc. ......................           94,680,495
     372,180       Viacom, Inc. - Class B* ................           16,375,920

                                                                     114,991,853

Networking Products - 5.2%
   3,074,790       Cisco Systems, Inc.* ...................          198,323,955

Oil Companies - Integrated - 0.6%
     146,532       Elf Aquitaine S.A.** ...................           21,503,572

Pipelines - 0.4%
     179,960       Enron Corp. ............................           14,711,730

Publishing - Periodicals - 1.5%
   1,400,033       Wolters Kluwer N.V.** ..................           55,731,253

Radio - 0.2%
     136,480       Chancellor Media Corp.* ................            7,523,460

Recycling - 0.2%
     165,718       Tomra Systems A.S.A ....................            6,231,083

Retail - Diversified - 0.5%
     271,000       Ito-Yokado Co., Ltd.** .................           18,135,902

Retail - Internet - 0.7%
     103,900       Amazon.com, Inc.* ......................           13,000,488
      99,020       eBay, Inc.* ............................           14,952,020

                                                                      27,952,508
Retail - Restaurants - 0.3%
   2,223,283       TelePizza S.A.*,** .....................           11,509,904

Security Services - 0.8%
   1,938,540       Securitas A.B. - Class B ...............           28,958,123

Telecommunication Equipment - 5.3%
   1,020,180       Nokia Oyj** ............................     $     89,427,061
     848,550       Nokia Oyj (ADR)** ......................           77,695,359
     597,249       Telefonaktiebolaget L.M. Ericsson - Class B        19,143,170
     440,822       Telefonaktiebolaget L.M. Ericsson - Class B
                     (ADR) ................................           14,519,575

                                                                     200,785,165

Telecommunication Services - 3.5%
   1,127,605       COLT Telecom Group PLC*,** .............           23,648,534
   1,294,866       Energis PLC*,** ........................           30,881,802
      86,155       Global TeleSystems Group, Inc.* ........            6,978,555
     221,505       Korea Telecom Corp. (ADR)* .............            8,860,200
     227,465       Level 3 Communications, Inc.* ..........           13,662,117
     215,645       NTL, Inc.* .............................           18,585,903
       1,625       NTT Data Corp.** .......................           12,915,562
     338,081       United Pan-Europe Communications N.V.*,**          18,339,172

                                                                     133,871,845

Telephone - Integrated - 6.8%
     951,311       AT&T Corp. .............................           53,095,045
   1,498,957       British Telecommunications PLC**,# .....           25,178,060
         389       Nippon Telegraph & Telephone Corp.** ...            4,531,621
      99,388       Swisscom A.G.** ........................           37,400,202
     242,110       Telecom Argentina Stet S.A. (ADR) ......            6,476,443
     319,560       Telefonica de Argentina S.A. (ADR) .....           10,026,195
   1,364,890       Telefonica S.A.*,** ....................           65,747,727
     106,718       Telefonica S.A. (ADR)*,** ..............           15,700,886
     463,280       Telefonos de Mexico S.A. (ADR) .........           37,438,815

                                                                     255,594,994

Telephone - Local - 0.2%
     132,160       U.S. West, Inc. ........................            7,764,400

Telephone - Long Distance - 1.7%
     734,925       MCI WorldCom, Inc.* ....................           63,387,281

Transportation - Air Freight - 0.7%
     483,980       FDX Corp.* .............................           26,255,915

Travel Services - 0.1%
       1,323       Kuoni Reisen A.G.*,** ..................            5,101,914

Water - 1.0%
     554,430       Azurix Corp.* ..........................           11,088,600
     148,001       Suez Lyonnaise des Eaux** ..............           26,694,862

                                                                      37,783,462
--------------------------------------------------------------------------------
Total Common Stock (cost $2,327,722,576) ..................        3,403,057,953
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

18  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Foreign Bond - 0.3%
EUR
  10,171,750       Tecnost International N.V., 4.487%
                     company guaranteed notes
                     due 6/23/04** (cost $10,482,650) .....     $     10,651,385
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Automotive - Cars and Light Trucks - 0.3%
       5,142       Porsche A.G.** .........................           12,090,385

            Telephone - Integrated - 1.3%
     522,350       Telecomunicacoes Brasileiras S.A. (ADR)            47,109,441
--------------------------------------------------------------------------------
Total Preferred Stock (cost $58,213,423) ..................           59,199,826
--------------------------------------------------------------------------------
Rights 0%
   3,186,856       Assa Abloy A.B.* (cost $0) .............              674,725
--------------------------------------------------------------------------------
Repurchase Agreeement - 3.2%
$122,600,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $122,617,368
                     collateralized by $165,221,804 in
                     Fannie Mae, 5.50%-8.50%, 1/1/04-7/1/29
                     with a value of $125,066,171
                     (cost $122,600,000) ..................          122,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.6%
                   Fannie Mae:
  50,000,000         4.70%, 8/6/99 ........................           49,765,000
  25,000,000         4.86%, 9/7/99 ........................           24,761,500
                   Freddie Mac
  25,000,000         4.74%, 11/2/99 .......................           24,559,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $99,127,333) .........           99,086,250
--------------------------------------------------------------------------------
U.S. Government Obligations - 1.5%
                   U.S. Treasury Bills:
   8,850,000         4.30%, 7/22/99 .......................            8,827,079
  50,000,000         4.615%, 5/25/00 ......................           47,856,500
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $56,640,600) ......           56,683,579
--------------------------------------------------------------------------------
Total Investments (total cost $2,674,786,582) - 99.1% .....        3,751,953,718
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%         32,437,081
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  3,784,390,799
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Argentina                                  0.4%                 $     16,502,637
Bermuda                                    4.2%                      156,820,725
Brazil                                     1.3%                       47,109,441
Canada                                     1.0%                       36,779,950
Finland                                    4.9%                      185,632,923
France                                     6.5%                      242,189,159
Germany                                    4.6%                      172,491,880
Hong Kong                                  1.4%                       51,068,310
Italy                                      1.8%                       67,287,718
Japan                                      8.0%                      301,178,480
Mexico                                     1.2%                       46,618,656
Netherlands                                7.9%                      298,167,043
Norway                                     0.2%                        6,231,083
South Korea                                0.2%                        8,860,200
Spain                                      4.1%                      152,435,230
Sweden                                     2.7%                      102,900,607
Switzerland                                2.8%                      103,417,751
United Kingdom                             8.9%                      334,188,355
United States++                           37.9%                    1,422,073,570
--------------------------------------------------------------------------------
Total                                    100.0%                 $  3,751,953,718

++Includes Short-Term Securities (30.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 1999

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/8/99            42,700,000         $67,401,950     $1,434,720
British Pound 10/14/99            9,000,000          14,207,400        367,200
British Pound 12/9/99            56,300,000          88,942,740      1,656,360
Canadian Dollar 10/8/99           6,400,000           4,376,368             90
Canadian Dollar 11/18/99          2,300,000           1,573,833          8,576
Euro 7/15/99                     10,000,000          10,330,000      1,381,000
Euro 7/28/99                      7,700,000           7,946,400      1,107,260
Euro 8/12/99                     42,900,000          44,221,320      6,443,580
Euro 8/27/99                     63,900,000          65,791,440      9,118,530
Hong Kong Dollar 5/7/01         329,000,000          41,445,686      (145,889)
Japanese Yen 9/16/99          4,363,000,000          36,062,024      1,647,570
Japanese Yen 10/8/99          4,700,000,000          38,848,754      1,613,179
Japanese Yen 10/14/99         4,600,000,000          38,022,531      1,438,737
Japanese Yen 10/21/99         2,040,000,000          16,862,347        766,066
Japanese Yen 11/18/99         3,150,000,000          26,038,567      1,020,710
Japanese Yen 12/3/99          3,000,000,000          24,799,209        200,791
Swiss Franc 10/8/99              10,300,000           6,737,751        319,460
Swiss Franc 10/21/99              6,000,000           3,930,818        192,894
Swiss Franc 11/18/99                500,000             328,644         20,518
--------------------------------------------------------------------------------
Total                                              $537,867,782    $28,591,352

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  19

Janus | Aspen Balanced Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

For the six months ended June 30, 1999, Janus Aspen Balanced Portfolio returned 12.06% for its Institutional Shares and 11.84% for its Retirement Shares. These gains were well ahead of the Lehman Brothers Government/Corporate Bond Index, which returned (2.28%), but lagged slightly behind the Standard & Poor's 500 Index, which appreciated 12.38%.(1)

To sum up the past six months, the first quarter was hot, the second quarter was not. A brisk economy and continuing concerns over the perceived excessive valuations of many growth companies, as well as fears over steadily rising long-term interest rates, cooled the market off in the spring. During this dip, economically sensitive, or cyclical, stocks enjoyed a temporary bounce. Despite this volatility, we adhered to our philosophy of owning the best growth-oriented businesses we can find, which helped offset losses in our income positions resulting from the increase in rates. Thanks to the skill of the Janus research team, we continued to excel at uncovering companies with robust earnings and leading market positions, in spite of the short-lived downturn.

One such company is financial services innovator Charles Schwab, a standout performer that added significantly to the Portfolio's returns. Driving Schwab's earnings growth is its online trading business, which is attracting more and more "do-it-yourself" investors every day. This service is particularly profitable because it does not require employees to take calls and process orders. The success of Schwab's online trading business, combined with the organization's focus on building out its Web offerings, has given Schwab a substantial advantage over its competitors in an increasingly popular service area.

The cable industry also continues to offer many compelling opportunities. Among the Portfolio's top cable holdings were Time Warner (via Houston Industries convertible preferred stock) and Comcast, two companies that substantially boosted performance in the period. As they improve their business models, both Time Warner and Comcast are positioned to benefit from the increased revenue streams created by broadband technology, which provides telephony, high-speed Internet access and digital cable services over a single platform.

Like Time Warner, Viacom, a company we recently added to the Portfolio, is known for its arsenal of branded cable content. As the owner of Paramount Studios, not to mention a number of valuable cable businesses, Viacom's vast media library gives it tremendous growth potential, both in the U.S. and abroad, where American popular culture has an eager audience, especially among teenagers.

Another exciting area we've invested early in is the Hispanic media market. Hispanic Broadcasting (formerly Heftel), the largest Hispanic radio corporation in the country, and Univision, the number one U.S. Spanish-language television network, were both winners for us. These two companies offer outstanding potential, considering their audiences are growing, along with advertising revenue, at about 20% a year. Moreover, long-term demographic trends show that the buying power of Hispanics is projected to double in the next 10 years.

On the income side, the recent uptick in long-term interest rates has led us to focus on securities with intermediate maturities. But the recent volatility in the bond markets has proved advantageous as well, allowing us to add a number of quality high-yield corporate and convertible bonds, including Exodus Communications and Liberty Media, which enhanced our overall risk/return profile. Once again, I can thank the excellent research skills of our fixed-income team for identifying these opportunities.

Overall, we were pleased with the Portfolio's performance. However, a few companies failed to meet our expectations, specifically, our pharmaceutical holdings Pfizer and Warner-Lambert. Both were sold at a profit when their share prices reflected a slowdown in sales of some recently introduced drugs. In general, pharmaceuticals have suffered lately from rising interest rates, as well as concerns over a tightening regulatory environment and President Clinton's recently announced Medicare reform proposals. On a positive note, however, Allergan has been a strong performer for us, producing some popular consumer niche products that are providing excellent top-line growth.

Going forward, we see the U.S. economy moderating and foreign economies rebounding. And while consumer spending and employment are currently at all-time highs, the Federal Reserve's move in late June increasing short-term interest rates a quarter-point should help keep a lid on inflation.

Thank you for your investment in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     34.0%                    41.1%
Top 10 Equities/Preferred                    24.6%                    32.1%
Number of Stocks                                49                       52
Fixed-Income Securities                        100                       45
  U.S. Treasury Notes                         6.2%                     6.8%
  Investment-Grade
    Corporate Bonds                          13.6%                     9.5%
  High-Yield Corporate Bonds                 27.4%                    13.6%
  Foreign Corporate Bonds                     1.9%                       --
Preferred Stock                              11.4%                    19.2%
Cash & Cash Equivalents                       5.5%                     9.8%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

20  Janus Aspen Series / June 30, 1999

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     28.13%
  5 Year                                                     21.58%
  From Inception                                             20.03%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                      2.70%
  5 Year                                                      7.76%
  From Inception Date of Institutional Shares                 5.86%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     22.76%
  5 Year                                                     27.86%
  From Inception Date of Institutional Shares                23.28%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     27.52%
  5 Year                                                     20.97%
  From Portfolio Inception                                   19.22%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 34.0%
Brewery - 0.8%
      81,900       Anheuser-Busch Companies, Inc. .........     $      5,809,781
     135,415       Heineken N.V ...........................            6,933,607

                                                                      12,743,388

Cable Television - 2.3%
     921,140       Comcast Corp. - Class A ................           35,406,319

Circuits - 2.2%
     271,960       Linear Technology Corp. ................           18,289,310
     249,740       Maxim Integrated Products, Inc.* .......           16,607,710

                                                                      34,897,020

Commercial Banks - 0.9%
     239,340       Carolina First Corp. ...................            5,833,912
     131,175       Firstar Corp. ..........................            3,672,900
       8,625       M&T Bank Corp. .........................            4,743,750

                                                                      14,250,562

Commercial Services - 0.5%
     244,297       Paychex, Inc. ..........................            7,786,967

Computer Software - 0.1%
      88,313       Wind River Systems, Inc.* ..............            1,418,528

Cruise Lines - 1.6%
     249,165       Carnival Corp. .........................           12,084,503
     282,515       Royal Caribbean Cruises, Ltd. ..........           12,360,031

                                                                      24,444,534

Electronic Components - Semiconductors - 0.6%
      64,515       Texas Instruments, Inc. ................            9,354,675

Finance - Credit Card - 1.0%
     119,585       American Express Co. ...................     $     15,560,998

Finance - Investment Bankers/Brokers - 3.0%
     431,620       Charles Schwab Corp. ...................           47,424,247

Instruments - Scientific - 0.8%
     329,850       Dionex Corp.* ..........................           13,358,925

Internet Software - 0.2%
      32,800       America Online, Inc.* ..................            3,624,400

Investment Management and Advisory Services - 0.4%
     192,265       Affiliated Managers Group, Inc.* .......            5,804,000

Life and Health Insurance - 1.8%
     321,891       Prudential Corp. PLC** .................            4,759,382
     393,805       Reinsurance Group of America, Inc. .....           13,881,626
      61,900       Reinsurance Group of America, Inc. - Class A        2,073,650
     273,565       StanCorp Financial Group, Inc.* ........            8,206,950

                                                                      28,921,608

Medical - Drugs - 0.7%
     127,620       Pharmacia & Upjohn, Inc. ...............            7,250,411
      66,740       Schering-Plough Corp. ..................            3,537,220

                                                                      10,787,631

Money Center Banks - 2.0%
     837,275       Bank of New York Co., Inc. .............           30,717,526

Multimedia - 2.5%
     886,460       Viacom, Inc. - Class B* ................           39,004,240

Networking Products - 1.8%
     447,226       Cisco Systems, Inc.* ...................           28,846,077

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  21

Janus | Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Optical Supplies - 0.5%
      72,000       Allergan, Inc. .........................     $      7,992,000

Pipelines - 1.1%
     213,215       Enron Corp. ............................           17,430,326

Property and Casualty Insurance - 1.2%
     212,155       Mutual Risk Management, Ltd. ...........            7,080,673
      79,710       Progressive Corp. ......................           11,557,950

                                                                      18,638,623

Publishing - Periodicals - 0.3%
     114,754       Wolters Kluwer N.V .....................            4,568,024

Radio - 1.8%
     161,180       Hispanic Broadcasting Corp.* ...........           12,229,532
     516,410       Infinity Broadcasting Corp. - Class A* .           15,363,198

                                                                      27,592,730

Retail -  Computer Equipment - 0%
      16,675       Insight Enterprises, Inc.* .............              412,706

Retail - Discount - 1.0%
     200,345       Costco Companies, Inc.* ................           16,040,122

Retail - Internet - 0.8%
       7,590       Amazon.com, Inc.* ......................              949,699
      78,090       eBay, Inc.* ............................           11,791,590

                                                                      12,741,289

Retail - Office Supplies - 0.8%
     398,015       Staples, Inc.* .........................           12,313,589

Retail - Restaurants - 0.3%
     131,445       McDonald's Corp. .......................            5,430,322

Super-Regional Banks - 0.6%
      91,145       Northern Trust Corp. ...................            8,841,065

Telecommunication Equipment - 1.0%
     166,075       Nokia Oyj (ADR) ........................           15,206,242

Television - 1.4%
     343,638       Univison Communications, Inc. - Class A*           22,680,108
--------------------------------------------------------------------------------
Total Common Stock (cost $362,118,282) ....................          534,238,791
--------------------------------------------------------------------------------
Corporate Bonds - 41.0%
Automotive - Truck Parts and Equipment - 0.9%
                   Federal-Mogul Corp.:
$  7,500,000         7.375%, notes, due 1/15/06+ ..........            7,050,000
   8,065,000         7.50%, notes, due 1/15/09+ ...........            7,450,044

                                                                      14,500,044

Brewery - 1.1%
                   Anheuser-Busch Companies, Inc.:
   5,350,000         5.65%, notes, due 9/15/08 ............            4,995,563
  14,100,000         5.75%, notes, due 4/1/10 .............           13,042,500

                                                                      18,038,063

Broadcast Services and Programming - 0.9%
  14,500,000       AT&T Corp./Liberty Media Group, 7.875%
                     bonds, due 7/15/09+                              14,413,580

Cable Television - 9.0%
                   Adelphia Communications Corp.:
$ 10,145,000         9.25%, senior notes, due 10/1/02 .....     $     10,271,813
   7,055,000         10.50%, senior notes, due 7/15/04 ....            7,548,850
  12,230,000         8.375%, senior notes, due 2/1/08 .....           12,107,700
   2,000,000         7.75%, senior notes, due 1/15/09 .....            1,870,000
  30,000,000         7.875%, senior notes, due 5/1/09 .....           27,825,000
   1,500,000       Century Communications Corp., 8.875%
                     senior notes, due 1/15/07 ............            1,500,000
  33,800,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09+ ....           32,448,000
   5,140,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08             5,358,450
  10,000,000       Falcon Holding Group L.P., 8.375%
                     debentures, due 4/15/10 ..............            9,875,000
   6,000,000       FrontierVision Holdings L.P., 11.00%
                     senior subordinated notes, due 10/15/06           6,600,000
  11,205,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............           11,625,188
   3,000,000       Lenfest Communications, Inc., 7.625%
                     senior notes, due 2/15/08 ............            3,097,500
                   Mediacom L.L.C.:
   6,000,000         8.50%, senior notes, due 4/15/08 .....            5,925,000
   3,750,000         7.875%, senior notes, due 2/15/11+ ...            3,506,250
   2,505,000       Rifkin Acquisition Partners L.P., 11.125%
                     senior subordinated notes, due 1/15/06            2,821,256

                                                                     142,380,007

Casino Hotels - 0.1%
   1,222,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06            1,264,770

Cellular Telecommunications - 0.7%
  10,318,000       Orange PLC, 8.00%
                     senior notes, due 8/1/08 .............            9,853,690
   1,375,000       Vodafone AirTouch PLC, 6.65%
                     notes, due 5/1/08 ....................            1,342,344

                                                                      11,196,034

Commercial Banks- 0.3%
   5,500,000       First Union National Bank, 5.80%
                     subordinated  notes, due 12/1/08 .....            5,053,125

Computer Services - 0.1%
   1,135,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............            1,078,250

Computer Software - 0.5%
   4,353,000       Aspen Technology, Inc., 5.25%
                     convertible subordinated debentures
                     due 6/15/05 ..........................            2,622,683
   6,691,000       Wind River Systems, Inc., 5.00%
                     convertible subordinated notes
                     due 8/1/02 ...........................            5,804,443

                                                                       8,427,126

See Notes to Schedules of Investments.

22  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Computers - Micro - 1.0%
$  7,900,000       Dell Computer Corp., 6.55%
                     senior notes, due 4/15/08 ............     $      7,663,000
                   IBM Corp.:
   2,000,000         6.375%, notes, due 6/15/00 ...........            2,012,500
   7,500,000         5.375%, notes, due 2/1/09 ............            6,834,375

                                                                      16,509,875

Cosmetics and Toiletries - 0.7 %
   2,950,000       AKI, Inc., 10.50%
                     senior notes, due 7/1/08 .............            2,865,187
   8,000,000       Procter and Gamble Co., 5.25%
                     notes, due 9/15/03 ...................            7,680,000

                                                                      10,545,187

Cruise Lines - 0.3%
                   Royal Caribbean Cruises, Ltd.:
   3,350,000         7.00%, senior notes, due 10/15/07 ....            3,257,875
     739,000         6.75%, senior notes, due 3/15/08 .....              705,745

                                                                       3,963,620

Distribution and Wholesale - 0.2%
   3,000,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08             2,850,000

Diversified Financial Services - 0.1%
   2,000,000       Associates Corp. N.A., 6.75%
                     senior notes, due 7/15/01 ............            2,020,000

Diversified Operations - 1.3%
                   Tyco International Group S.A.:
   5,714,000         6.125%, company guaranteed notes,
                     due 11/1/08 ..........................            5,299,735
  15,642,000         6.125%, notes, due 1/15/09 ...........           14,488,403

                                                                      19,788,138

Fiber Optics - 0.2%
   2,395,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08 ...........            2,460,863

Finance - Auto Loans - 1.8%
  19,327,000       Ford Motor Credit Corp., 5.80%
                     senior notes, due 1/12/09 ............           17,660,046
  12,327,000       General Motors Acceptance Corp., 5.85%
                     senior unsubordinated notes, due 1/14/09         11,263,796

                                                                      28,923,842

Food - Canned - 0.3%
   4,500,000       Campbell Soup Co., 4.75%
                     notes, due 10/1/03 ...................            4,235,625

Food - Retail - 0.6%
   8,000,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .            8,120,000
     631,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .              642,042

                                                                       8,762,042

Hotels and Motels - 0.1%
   1,884,000       HMH Properties, Inc., 7.875%
                     company guaranteed notes, due 8/1/08 .            1,728,570

Internet Software - 3.9%
$  2,708,000       America Online, Inc., 4.00%
                     convertible subordinated notes
                     due 11/15/02 .........................     $     23,085,700
                   Exodus Communications, Inc.:
   9,815,000         5.00%, convertible subordinated notes,
                     due 3/15/06+ .........................           26,549,575
   2,631,000         11.25%, senior notes, due 7/1/08 .....            2,736,240
  10,390,000       MindSpring Enterprises, Inc., 5.00%
                     convertible subordinated notes
                     due 4/15/06 ..........................            9,753,613

                                                                      62,125,128

Leisure, Recreation and Gaming - 0.2%
   3,182,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             3,014,945

Life and Health Insurance - 0.5%
   7,000,000       AFLAC, Inc., 6.50%
                     senior notes, due 4/15/09+ ...........            6,641,250
   1,000,000       SunAmerica, Inc., 6.75%
                     notes, due 10/1/07 ...................              997,500

                                                                       7,638,750

Medical - Drugs - 0.2%
   3,000,000       Warner-Lambert Co., 6.00%
                     notes, due 1/15/08 ...................            2,880,000

Multimedia - 3.8%
   4,500,000       News America, Inc., 6.625%
                     senior notes, due 1/9/08 .............            4,280,625
                   Paramount Communications, Inc.:
   4,939,000         8.25%, debentures, due 8/1/22 ........            4,982,216
  11,616,000         7.50%, debentures, due 7/15/23 .......           10,860,960
  10,300,000       Time Warner, Inc., 8.11%
                     notes, due 8/15/06 ...................           10,815,000
                   Viacom, Inc.:
  19,371,000         7.75%, senior notes, due 6/1/05 ......           19,855,275
     641,000         7.625%, company guaranteed notes
                       due 1/15/16 ........................              646,609
                   Walt Disney Co. (The):
   2,000,000         6.375%, senior notes, due 3/30/01 ....            2,012,500
   6,500,000         6.75%, senior notes, due 3/30/06 .....            6,524,375

                                                                      59,977,560

Pipelines - 0.1%
                   Enron Corp.:
   1,000,000         6.75%, senior subordinated debentures
                       due 7/1/05 .........................              978,750
     700,000         6.75%, notes, due 8/1/09 .............              678,125

                                                                       1,656,875

Property and Casualty Insurance - 0.6%
  11,050,000       Progressive Corp., 6.625%
                     senior notes, due 3/1/29 .............           10,014,063

Radio - 0.9%
  10,048,000       Clear Channel Communications, Inc., 2.625%
                     convertible senior notes, due 4/1/03 .           12,685,600
   2,000,000       Susquehanna Media Co., 8.50%
                     senior subordinated notes, due 5/15/09+           1,965,000

                                                                      14,650,600

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  23

Janus | Aspen Balanced Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Retail - Building Products -1.3%
$  7,375,000       Home Depot, Inc., 3.25%
                     convertible subordinated notes
                     due 10/1/01 ..........................     $     20,502,500

Retail - Catalog Shopping - 0%
     377,000       R.H. Donnelly, Inc., 9.125%
                     senior subordinated notes, due 6/1/08               384,540

Retail - Internet - 2.1%
  34,108,000       Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                     due 2/1/09+ ..........................           33,255,300

Retail - Music Store - 0.4%
   6,220,000       MTS, Inc., 9.375%
                     senior subordinated notes, due 5/1/05             5,574,675

Retail - Restaurants - 0.4%
   3,000,000       McDonald's Corp., 6.50%
                     notes, due 8/1/07 ....................            2,992,500
                   Tricon Global Restaurants, Inc.:
     459,000         7.45%, senior notes, due 5/15/05 .....              455,558
   2,184,000         7.65%, senior notes, due 5/15/08 .....            2,181,270

                                                                       5,629,328

Super-Regional Banks - 0.3%
   4,500,000       Wachovia Corp., 5.625%
                     subordinated notes, due 12/15/08 .....            4,106,250

Telecommunication Equipment - 0.4%
   6,500,000       Lucent Technologies, Inc., 5.50%
                     notes, due 11/15/08 ..................            5,980,000

Telecommunication Services - 4.6%
   5,158,000       Bresnan Communications Holding Co., 8.00%
                     senior notes, due 2/1/09+ ............            5,093,525
   2,715,000       Energis PLC, 9.75%
                     senior unsubordinated notes
                     due 6/15/09+ .........................            2,735,362
   6,845,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05            7,572,281
   2,500,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08             2,656,250
   7,047,000       Hyperion Telecommunications, Inc., 12.00%
                     senior subordinated notes, due 11/1/07+           7,135,087
  21,501,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............           21,178,485
                   McLeodUSA, Inc.:
   1,170,000         9.25%, senior notes, due 7/15/07 .....            1,172,925
   2,320,000         8.125%, senior notes, due 2/15/09+ ...            2,175,000
  14,001,000       NTL, Inc., 7.00%
                     convertible subordinated notes
                     due 12/15/08+ ........................           22,839,131

                                                                      72,558,046

Telephone - Integrated - 0.9%
                   Intermedia Communications, Inc.:
   2,237,000         8.50%, senior notes, due 1/15/08 .....            2,046,855
     826,000         8.60%, senior notes, due 6/1/08 ......              766,115
  10,925,000       NEXTLINK Communications, Inc., 10.75%
                     senior notes, due 6/1/09 .............           11,198,125

                                                                      14,011,095

Telephone - Long Distance - 0.2%
$  1,900,000       MCI Communications Corp., 6.50%
                     senior notes, due 4/15/10 ............     $      1,819,250
   1,570,000       Qwest Communications International, Inc.
                     10.875%, senior notes, due 4/1/07 ....            1,789,800

                                                                       3,609,050
--------------------------------------------------------------------------------
Total Corporate Bonds  (cost $634,668,292) ................          645,707,466
--------------------------------------------------------------------------------
Foreign Bonds - 1.9%
Finance - Other Services - 0.3%
EUR    4,400       Ono Finance PLC, 13.00%
                     units, due 5/1/09**,+ ................            4,673,725

Telecommunication Services - 1.6%
GBP
   4,563,000       COLT Telecom Group PLC, 2.00%
                     convertible bonds, due 3/29/06+ ......            5,035,093
EUR
   7,185,000       KPNQwest B.V., 7.125%
                     senior unsubordinated notes,
                     due 6/1/09+ ..........................            7,400,427
GBP
  13,950,000       NTL, Inc., zero coupon
                     senior notes, due 4/15/09** ..........           13,056,197
                                                                      25,491,717
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $31,289,404) ....................           30,165,442
--------------------------------------------------------------------------------
Preferred Stock - 11.4%
Automotive - Truck Parts and Equipment - 0.8%
     209,528       Federal-Mogul Financing Trust Corp.
                     convertible, 7.00% ...................           12,414,534

Cable Television - 0.5%
      88,300       MediaOne Group, Inc., convertible, 6.25%            7,991,150

Cruise Lines - 2.5%
     282,652       Royal Caribbean Cruises, Ltd.
                     convertible, 7.25% ...................           38,935,313

Electric - Integrated - 6.9%
     903,525       Houston Industries, Inc., convertible, 7.00%      107,745,356

Internet Software - 0.3%
     104,005       PSINet, Inc. - Series C, convertible, 6 75%         5,018,241

Telephone - Integrated - 0.4%
      76,062       Nextlink Communications, Inc.
                     convertible, 6.50% ...................            6,636,409
--------------------------------------------------------------------------------
Total Preferred Stock (cost $137,293,660) .................          178,741,003
--------------------------------------------------------------------------------
Warrants - 0%
       1,135       Bell Technology Group, Ltd.
                     - expires 5/1/05* (cost $0) ..........              178,762
--------------------------------------------------------------------------------
U.S. Government Obligations - 6.2%
                   U.S. Treasury Notes:
$ 12,300,000         6.50%, due 5/15/05 ...................           12,646,737
  10,000,000         5.625%, due 2/15/06 ..................            9,822,400
     525,000         7.00%, due 7/15/06 ...................              555,975
  26,000,000         6.125%, due 8/15/07 ..................           26,271,180
  23,500,000         5.625%, due 5/15/08 ..................           23,010,025
  26,000,000         5.50%, due 5/15/09 ...................           25,439,700
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $99,411,917) ......           97,746,017
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Repurchase Agreement - 5.7%
$ 89,900,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $89,912,736
                     collateralized by $121,153,672 in
                     Fannie Mae, 5.50%-8.50%,
                     1/1/04-7/1/29 with a value of
                     $91,708,391 (cost $89,900,000) .......     $     89,900,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.1%
                   Fannie Mae
  50,000,000         4.96%, 11/15/99 (cost $49,048,611) ...           49,029,500
--------------------------------------------------------------------------------
Total Investments (total cost $1,403,730,166) - 103.3% ....        1,625,706,981
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.3%)     (52,523,269)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,573,183,712
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Bermuda                                    1.6%                 $     26,868,811
Canada                                     1.4%                       22,839,131
Finland                                    0.9%                       15,206,242
Netherlands                                1.2%                       18,902,058
United Kingdom                             2.5%                       40,113,449
United States++                           92.4%                    1,501,777,290
--------------------------------------------------------------------------------
Total                                    100.0%                 $  1,625,706,981

++Includes Short-Term Securities (83.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 1999

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/21/99            3,700,000         $ 5,841,560       $136,232
--------------------------------------------------------------------------------
Total                                               $ 5,841,560       $136,232

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  25

Janus | Aspen Equity Income Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

I'm pleased to report that for the six months ended June 30, 1999, Janus Aspen Equity Income Portfolio gained 20.21% for its Institutional Shares and 19.90% for its Retirement Shares, outpacing the S&P 500 Index, which returned 12.38%.(1)

During the period, early gains by growth stocks retreated somewhat in the spring as steadily rising long-term interest rates and the fear of higher short-term rates took their toll. This, combined with the realization that Asia's economy had finally bottomed, caused the market to briefly favor cyclical stocks, which typically perform well during an economic recovery. But this movement into cyclicals was short-lived, and growth stocks quickly rebounded.

In this volatile environment, we were guided by our philosophy of pursuing the highest returns possible for our investors while minimizing risk, regardless of what the market favored. As always, our focus is on investing in a mix of equity and income-producing securities of businesses with sound fundamentals and sustainable growth. More and more, the companies we're looking for are able to capitalize on powerful forces in the economy, including robust consumer spending, the increasing popularity of the Internet, and innovative changes in the global telecommunications industry.

With statistics showing that people are spending more than they're earning, discount warehouse Costco, one of our plays in the retailing sector, was positioned to benefit. The company's strength lies in its volume pricing, which allows Costco to pass along substantial savings to its customers - and to keep membership numbers and fees growing at a rapid pace. As it proceeds to add stores outside the U.S., we see Costco continuing to turn in solid performance.

Also significantly enhancing returns was Cisco Systems, the leading supplier of networking equipment and architecture. Driving Cisco's growth is its foothold in both the expansion of the Internet and the buildout of fiber-optic telecommunications networks - two exciting developments currently helping to power the economy. Cisco's innovation and creativity are matched only by its outstanding management team, which gives us confidence we will be sharing in the company's ongoing success.

The revitalization of cable is another exciting trend we see continuing in the future, with networking and broadband telecommunications leading the way. Capitalizing on these technological advancements, long-time holding Comcast rewarded us with strong performance by offering new value-added services such as digital cable, telephony, video on demand and high-speed Internet access. Additionally, our position in media conglomerate Time Warner, via Houston Industries convertible bonds, allowed us to participate in the upside movement of Time Warner's stock and achieve an attractive yield as well.

Continuing on the fixed-income side, we've chosen to focus on securities with intermediate maturities because debt instruments have been especially hard hit by recent market volatility. The upside of this environment is that it allowed us to enhance the overall risk/return profile of the Portfolio by leveraging the outstanding research skills of our fixed-income team. As a result, we added some quality high-yield corporate and convertible names, such as Exodus Communications, a company that provides secure storage facilities for corporate networking platforms. Exodus has proved to be a standout performer, significantly boosting the Portfolio's returns.

While we were pleased with the performance of our winners, there were also a few disappointments. Personnel agency Robert Half International fell on concerns that fewer temporary employees will be needed if the U.S. economy slows later this year, and we sold our position at a loss. We also liquidated our more expensive pharmaceutical holdings Pfizer and Warner-Lambert, which fell victim to rising interest rates and the possibility of increased governmental regulation. However, we elected to add to our position in Pharmacia & Upjohn, which, while also suffering a setback, has several promising new products in its pipeline.

Looking ahead, all signs point to an economy that, while still strong, may be moderating somewhat. But regardless of the backdrop, we'll continue to adhere to our in-depth, hands-on approach to investing that has produced the superior results our shareholders expect.

As always, we appreciate your investment in Janus Aspen Equity Income Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     50.5%                    61.9%
Top 10 Equities/Preferred                    32.2%                    39.2%
Number of Stocks                                52                       47
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                           4.5%                       --
  High-Yield Corporate Bonds                 19.9%                    12.7%
Preferred Stock                              19.3%                    21.2%
Cash & Cash Equivalents                       5.8%                     4.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

26  Janus Aspen Series / June 30, 1999

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                     43.38%
  From Inception                                             48.93%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     22.76%
  From Portfolio Inception                                   30.19%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     42.61%
  From Inception                                             48.10%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 49.8%
Brewery - 1.6%
       1,645       Anheuser-Busch Companies, Inc. .........     $        116,692
       2,893       Heineken N.V ...........................              148,129

                                                                         264,821

Broadcast Services and Programming - 1.0%
       4,630       AT&T Corp./Liberty Media Group -
                     Class A* .............................              170,152

Cable Television - 3.8%
       1,035       Adelphia Communications Corp. - Class A*               65,852
      12,474       Comcast Corp. - Class A ................              479,469
       1,195       TCA Cable TV, Inc. .....................               66,322

                                                                         611,643

Circuits - 3.8%
       4,730       Linear Technology Corp. ................              318,093
       4,435       Maxim Integrated Products, Inc.* .......              294,928

                                                                         613,021

Commercial Banks - 1.3%
       4,145       Carolina First Corp. ...................              101,034
       1,725       Firstar Corp. ..........................               48,300
         115       M&T Bank Corp. .........................               63,250

                                                                         212,584

Commercial Services - 0.6%
       3,277       Paychex, Inc. ..........................              104,454

Computer Software - 0.1%
       1,297       Wind River Systems, Inc.* ..............     $         20,833

Cruise Lines - 1.8%
       4,190       Carnival Corp. .........................              203,215
       2,168       Royal Caribbean Cruises, Ltd. ..........               94,850

                                                                         298,065

Data Processing and Management - 0.3%
       1,305       Fiserv, Inc.* ..........................               40,863

Diversified Operations - 0.8%
       1,300       Tyco International, Ltd. ...............              123,175

Electronic Components - Semiconductors - 0.9%
         985       Texas Instruments, Inc. ................              142,825

Finance - Credit Card - 1.5%
       1,820       American Express Co. ...................              236,828

Finance - Investment Bankers/Brokers - 3.4%
       4,942       Charles Schwab Corp. ...................              543,002

Instruments - Scientific - 1.3%
       5,230       Dionex Corp.* ..........................              211,815

Investment Management and Advisory Services - 0.3%
       1,850       Affiliated Managers Group, Inc.* .......               55,847

Life and Health Insurance - 2.7%
       3,291       Prudential Corp. PLC ...................               48,659
       5,547       Reinsurance Group of America, Inc. .....              195,532
         625       Reinsurance Group of America, Inc. - Class A           20,938
       5,580       StanCorp Financial Group, Inc.* ........              167,400

                                                                         432,529

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  27

Janus | Aspen Equity Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 1.5%
       2,220       Pharmacia & Upjohn, Inc. ...............     $        126,124
       2,170       Schering-Plough Corp. ..................              115,010

                                                                         241,134

Money Center Banks - 3.4%
      14,925       Bank of New York Co., Inc. .............              547,561

Multimedia - 1.9%
       7,020       Viacom, Inc. - Class B* ................              308,880

Networking Products - 2.9%
       7,210       Cisco Systems, Inc.* ...................              465,045

Optical Supplies - 1.0%
       1,440       Allergan, Inc. .........................              159,840

Pipelines - 1.6%
       3,205       Enron Corp. ............................              262,009

Property and Casualty Insurance - 2.2%
       4,270       Mutual Risk Management, Ltd. ...........              142,511
       1,470       Progressive Corp. ......................              213,150

                                                                         355,661

Radio - 3.1%
       3,335       Hispanic Broadcasting Corp.* ...........              253,043
       8,385       Infinity Broadcasting Corp. - Class A* .              249,454

                                                                         502,497

Retail - Discount - 1.4%
       2,815       Costco Companies, Inc.* ................              225,376

Retail - Internet - 1.5%
         545       Amazon.com, Inc.* ......................               68,193
       1,125       eBay, Inc.* ............................              169,875

                                                                         238,068

Retail - Restaurants - 0.3%
       1,335       McDonald's Corp. .......................               55,152

Super-Regional Banks - 0.3%
         575       Northern Trust Corp. ...................               55,775

Telecommunication Equipment - 1.6%
         132       Nokia Oyj ..............................               11,571
       2,650       Nokia Oyj (ADR) ........................              242,641

                                                                         254,212

Television - 1.9%
       4,697       Univision Communications, Inc. - Class A*             310,002
--------------------------------------------------------------------------------
Total Common Stock (cost $5,504,139) ......................            8,063,669
--------------------------------------------------------------------------------
Corporate Bonds -  24.4%
Advertising Agencies - 0.1%
$      6,000       Omnicom Group, 4.25%
                     convertible subordinated debentures
                     due 1/3/07 ...........................               14,790

Automotive - Truck Parts and Equipment - 0.6%
     100,000       Federal-Mogul Corp., 7.50%
                     notes, due 1/15/09+ ..................               92,375

Cable Television - 3.8%
                   Adelphia Communications Corp.:
$    100,000         7.75%, senior notes, due 1/15/09 .....     $         93,500
     200,000         7.875%, senior notes, due 5/1/09 .....              185,500
     300,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09+ ....              288,000
      46,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08                47,955

                                                                         614,955

Cellular Telecommunications - 0.1%
      20,000       Orange PLC, 9.00%
                     bonds, due 6/1/09+ ...................               20,000

Computer Services - 0.1%
      13,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............               12,350

Computer Software - 1.5%
     193,000       Aspen Technology, Inc., 5.25%
                     convertible subordinated debentures
                     due 6/15/05 ..........................              116,283
     146,000       Wind River Systems, Inc., 5.00%
                     convertible subordinated notes
                     due 8/1/02 ...........................              126,655

                                                                         242,938

Diversified Operations - 1.1%
                   Tyco International Group S.A.:
      51,000         6.125%, company guaranteed notes
                     due 11/1/08 ..........................               47,303
     147,000         6.125%, company guaranteed notes
                     due 1/15/09 ..........................              136,159

                                                                         183,462

Fiber Optics - 0%
       7,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08 ...........                7,193

Internet Content - 0.8%
     100,000       DoubleClick, Inc., 4.75%
                     convertible subordinated notes
                     due 3/15/06+ .........................              123,750

Internet Software - 7.9%
      43,000       America Online, Inc., 4.00%
                     convertible subordinated notes
                     due 11/15/02 .........................              366,575
                   Exodus Communications, Inc.:
     250,000         5.00%, convertible subordinated notes
                     due 3/15/06+ .........................              676,250
      29,000         11.25%, senior notes, due 7/1/08 .....               30,160
     215,000       MindSpring Enterprises, Inc., 5.00%
                     notes, due 4/15/06 ...................              201,831

                                                                       1,274,816

Radio - 1.6%
     206,000       Clear Channel Communications, Inc.,
                     2.625%, convertible senior notes
                     due 4/1/03 ...........................              260,075

See Notes to Schedules of Investments.

28  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Retail - Building Products - 1.6%
      95,000       Home Depot, Inc., 3.25%
                     convertible subordinated notes
                     due 10/1/01 ..........................     $        264,100

Retail - Internet - 2.3%
     257,000       Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                     due 2/1/09+ ..........................              250,575
      75,000       Beyond.com Corp., 7.25%
                     convertible subordinated notes
                     due 12/1/03+ .........................              125,625

                                                                         376,200

Satellite Telecommunications - 0.6%
     120,000       Innova S. de R.L., 12.875%
                     senior notes, due 4/1/07 .............               96,300

Savings/Loan/Thrifts - 0.3%
      33,000       Net.B@nk, Inc., 4.75%
                     convertible subordinated notes
                     due 6/1/04 ...........................               40,755

Telecommunication Services - 0.6%
      47,000       Bresnan Communications Holding Co., 8.00%
                     senior notes, due 2/1/09+ ............               46,412
      50,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05               55,312

                                                                         101,724

Telephone - Integrated - 1.4%
     140,000       NTL, Inc., 7.00%
                     convertible subordinated notes,
                     due 12/15/08+ ........................              228,375
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,408,810) ...................            3,954,158
--------------------------------------------------------------------------------
Preferred Stock - 19.3%
Automotive - Truck Parts and Equipment - 1.4%
       3,712       Federal-Mogul Financing Trust Corp.
                     convertible, 7.00% ...................              219,936
Cable Television - 4.0%
       2,750       Adelphia Communications Corp.
                     - Series D, convertible, 5.50% .......              529,375
       1,545       MediaOne Group, Inc., convertible, 6.25%              139,822

                                                                         669,197

Cruise Lines - 2.3%
       2,700       Royal Caribbean Cruises, Ltd.
                     convertible, 7.25% ...................              371,925

Electric - Integrated - 8.3%
      11,275       Houston Industries, Inc., convertible, 7.00%        1,344,544

Internet Software - 1.7%
       5,575       PSINet, Inc. - Series C, convertible, 6.75%           268,994

Telephone - Integrated - 1.6%
       2,936       NEXTLINK Communications, Inc.
                     convertible, 6.50% ...................              256,166
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,749,734) ...................            3,130,762
--------------------------------------------------------------------------------
Warrants - 0.7%
Computer Services - 0%
          13       Bell Technology Group, Ltd.
                     - expires 5/1/05* ....................     $          2,047

Multimedia - 0.7%
       5,750       Viacom, Inc. - expires 7/7/99* .........              106,375
--------------------------------------------------------------------------------
Total Warrants (cost $79,460) .............................              108,422
--------------------------------------------------------------------------------
Repurchase Agreement - 5.0%
$    815,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $815,115
                     collateralized by $1,098,334 in
                     Fannie Mae, 5.50%-8.50%, 1/1/04-7/1/29
                     with a value of $831,394 (cost $815,000)            815,000
--------------------------------------------------------------------------------
Total Investments - (total cost $12,557,143) - 99.2% ......           16,072,011
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%            133,041
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $     16,205,052
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Bermuda                                    1.9%                 $        306,637
Finland                                    1.6%                          254,212
Mexico                                     0.6%                           96,300
Netherlands                                0.9%                          148,129
United Kingdom                             0.4%                           68,659
United States++                           94.6%                       15,198,074
--------------------------------------------------------------------------------
Total                                    100.0%                 $     16,072,011

++Includes Short-Term Securities (89.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  29

Janus | Aspen Growth and Income Portfolio

[PHOTO]
David Corkins
portfolio manager

I am pleased to report that for the six months ended June 30, 1999, your investment in Janus Aspen Growth and Income Portfolio appreciated 20.57% for its Institutional Shares and 20.27% for its Retirement Shares. In comparison, the Portfolio's benchmark index, the S&P 500, returned 12.38%.(1)

While the first three months of the year were a continuation of the record-setting gains we saw at the end of 1998, growth stocks suffered a short-term setback during the second quarter. In response to steadily rising long-term interest rates, as well as the belief that Asia's economy had finally hit bottom, the market began to favor cyclical stocks that normally perform well during an economic recovery. The movement into cyclicals was brief, however, and growth stocks quickly regained their dominance.

Although we always take the macroeconomic environment into consideration when selecting investments for the Portfolio, we won't build a position in a stock unless we've personally visited with the company's senior management and the people running the day-to-day operations. We also avoid making large bets on individual sectors, which explains the Portfolio's eclectic mix of stocks. And finally, we balance our growth-oriented holdings with income-producing investments, including dividend-paying stocks, convertible securities and high-yield bonds.

This strategy has clearly proved successful. Contributing to the Portfolio's success during the period were Comcast, Time Warner and Cox Communications. These three innovative companies are on the cutting edge of broadband cable technology, which allows users to combine telephony, digital video and high-speed Internet access over one platform. Skeptics may view this technology and its many applications as pie-in-the-sky dreams. As noted football philosopher Bear Bryant, speaking to a young player, once put it, "Son,
`potential'  is a French  word that  means...you  ain't  worth a damn  yet." The
opportunity  inherent  in  broadband  cable,   however,  is  more  than  a  mere
possibility. Early test market results for many of these services show surprisingly high penetration rates that exceed 30%. What's more, we have done extensive research into broadband cable and are enthusiastic in our outlook for this industry.

In the areas of computer and Internet technology, the Portfolio gained significantly from our holdings in Cisco Systems, America Online and Microsoft. Another standout performer we added during the period was Sun Microsystems, which manufactures the servers that house the majority of Internet Web sites. As the eBays and Amazons of the world grow, Sun appears well positioned to benefit. Additionally, Texas Instruments, which has recently engineered a remarkable turnaround, substantially boosted performance. After jettisoning its less-profitable businesses, TI is now concentrating its efforts on producing chip sets, called digital signal processors, used in Internet applications, networking equipment and cellular phones, to name a few. Today, Texas
Instruments is the leader in digital signal processing, with a market share exceeding that of its next two competitors combined.

Another intriguing story is General Electric. Since CEO Jack Welch took the helm almost 20 years ago, GE has transformed itself from a stodgy manufacturing corporation into a service-oriented organization that owns 14 different businesses, each occupying the number one or number two spot in its respective industry. However, it is GE Capital, offering a variety of financial services including mutual fund management, financing, asset management and insurance, that produces the company's enormous cash flow. This, combined with GE's power generation and distribution business, has resulted in satisfying returns for the Portfolio.

As for stocks that have been a drag on performance, pharmaceutical company Warner-Lambert was notable. Rising interest rates, recent product disappointments, and talk of increased government regulation put a crimp in earnings, and we sold the position. However, we've added to our holding in Pharmacia & Upjohn, an attractively valued firm whose pipeline contains some promising new drugs.

In closing, while many indicators point to a healthy economy going forward, I prefer not to make detailed economic forecasts. Instead, we will continue to focus, as always, on finding well-managed, high-quality companies that can perform regardless of the economic backdrop.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     76.7%                    83.3%
Top 10 Equities/Preferred                    26.9%                    31.1%
Number of Stocks                                95                       73
Fixed-Income Securities                       1.9%                     0.7%
Cash & Cash Equivalents                      21.4%                    16.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

30  Janus Aspen Series / June 30, 1999

Cumulative Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  One Year                                                   36.78%
  From Inception                                             37.14%
--------------------------------------------------------------------------------
S&P 500 Index
  One Year                                                   22.76%
  From Portfolio Inception                                   21.54%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/98)
  One Year                                                   36.11%
  From Inception                                             36.45%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Common Stock - 72.6%
Advertising Sales - 0.7%
       5,000       Outdoor Systems, Inc.* .................     $        182,500

Aerospace and Defense - 0.5%
       2,000       AlliedSignal, Inc. .....................              126,000

Automotive - Cars and Light Trucks - 0.6%
       2,800       Ford Motor Co. .........................              158,025

Beverages - Non-Alcoholic - 0.4%
       4,090       Pepsi Bottling Group, Inc. .............               94,326

Brewery - 1.2%
       4,200       Anheuser-Busch Companies, Inc. .........              297,937

Broadcast Services and Programming - 3.4%
      19,500       AT&T Corp./Liberty Media Group - Class A*             716,625
       2,000       Clear Channel Communications, Inc.* ....              137,875

                                                                         854,500

Cable Television - 6.4%
         600       Adelphia Communications Corp. - Class A*               38,175
       3,100       Cablevision Systems Corp.* .............              217,000
       2,500       Century Communications Corp. - Class A*               115,000
      20,400       Comcast Corp. - Class A ................              784,125
       4,800       Cox Communications, Inc. - Class A* ....              176,700
       1,000       MediaOne Group, Inc.* ..................               74,375
       4,000       TCA Cable TV, Inc. .....................              222,000

                                                                       1,627,375

Cellular Telecommunications - 0.6%
       2,700       Sprint Corp./PCS Group* ................              154,238

Circuits - 0.3%
       1,000       Maxim Integrated Products, Inc.* .......     $         66,500

Commercial Banks - 1.6%
      10,300       Firstar Corp. ..........................              288,400
       2,200       Mercantile Bancorporation, Inc. ........              125,675

                                                                         414,075

Commercial Services - 0.2%
       1,900       Paychex, Inc. ..........................               60,563

Computer Data Security - 0.7%
       2,000       VeriSign, Inc.* ........................              172,500

Computer Graphics - 0%
         200       NVIDIA Corp.* ..........................                3,825

Computer Software - 2.7%
       7,500       Microsoft Corp.* .......................              676,406

Computers - Integrated Systems - 0%
       1,154       Tecnost S.p.A.* ........................                2,850

Computers - Memory Devices - 0.7%
       3,205       EMC Corp.* .............................              176,275

Computers - Micro - 2.4%
       1,500       Apple Computer, Inc.* ..................               69,469
       8,000       Sun Microsystems, Inc.* ................              551,000

                                                                         620,469

Containers - Paper and Plastic - 0.5%
       1,900       Sealed Air Corp.* ......................              123,263

Cruise Lines - 0.3%
       1,600       Royal Caribbean Cruises, Ltd. ..........               70,000

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  31

Janus | Aspen Growth and Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Diversified Financial Services - 1.3%
       7,200       Citigroup, Inc. ........................     $        342,000

Diversified Operations - 5.2%
       6,500       General Electric Co. ...................              734,500
       6,000       Tyco International, Ltd. ...............              568,500

                                                                       1,303,000

Electronic Components - Semiconductors - 2.1%
       2,400       Intel Corp. ............................              142,800
       2,600       Texas Instruments, Inc. ................              377,000

                                                                         519,800

Finance - Credit Card - 1.5%
       3,000       American Express Co. ...................              390,375

Finance - Investment Bankers/Brokers - 1.4%
       1,450       Charles Schwab Corp. ...................              159,319
       7,000       Donaldson, Lufkin & Jenrette, Inc.* ....              206,500

                                                                         365,819

Finance - Mortgage Loan Banker - 0.7%
       2,500       Fannie Mae .............................              170,937

Food - Retail - 0.9%
       8,200       Kroger Co.* ............................              229,087

Internet Content - 1.1%
         100       About.com, Inc.* .......................                5,187
       1,200       DoubleClick, Inc.* .....................              110,100
       1,000       InfoSpace.com, Inc.* ...................               47,000
         600       Inktomi Corp.* .........................               78,337
         100       iTurf, Inc. - Class A* .................                1,806
       2,035       Launch Media, Inc.* ....................               36,376

                                                                         278,806

Internet Software - 3.1%
         100       Allaire Corp.* .........................                6,825
       5,300       America Online, Inc.* ..................              585,650
       2,100       pcOrder.com, Inc.* .....................               87,281
         430       Persistance Software, Inc.* ............                5,859
       1,000       Portal Software, Inc.* .................               46,313
       1,000       USinternetworking, Inc.* ...............               42,000

                                                                         773,928

Machinery - General Industrial - 0.9%
       1,534       Mannesmann A.G .........................              228,911

Medical - Drugs - 3.2%
       2,000       Eli Lilly and Co. ......................              143,250
       2,500       Pfizer, Inc. ...........................              274,375
       4,000       Pharmacia & Upjohn, Inc. ...............              227,250
       3,000       Schering-Plough Corp. ..................              159,000

                                                                         803,875

Medical Instruments - 1.4%
       2,000       Boston Scientific Corp.* ...............               87,875
       3,300       Medtronic, Inc. ........................              256,987

                                                                         344,862

Money Center Banks - 0.9%
       1,400       Bank of America Corp. ..................              102,637
       1,900       Republic New York Corp. ................              129,556

                                                                         232,193

Multi-Line Insurance - 2.1%
       3,000       American Bankers Insurance Group, Inc. .     $        163,313
       2,800       American International Group, Inc. .....              327,775
       1,100       Assicurazioni Generali .................               38,161

                                                                         529,249

Multimedia - 4.9%
      11,000       Time Warner, Inc. ......................              808,500
       9,500       Viacom, Inc. - Class B* ................              418,000

                                                                       1,226,500

Networking Products - 3.0%
      11,800       Cisco Systems, Inc.* ...................              761,100

Optical Supplies - 0.5%
       1,200       Allergan, Inc.* ........................              133,200

Pipelines - 2.3%
       7,000       Enron Corp. ............................              572,250

Radio - 1.1%
       1,400       Entercom Communications Corp.* .........               59,850
       3,000       Hispanic Broadcasting Corp.* ...........              227,625

                                                                         287,475

Real Estate Investment Trusts - 0.1%
       1,200       MGI Properties, Inc. ...................               33,900

Retail - Building Products - 1.1%
       4,200       Home Depot, Inc. .......................              270,638

Retail - Discount - 1.2%
       3,700       Costco Companies, Inc.* ................              296,231

Retail - Internet - 1.7%
         700       Amazon.com, Inc.* ......................               87,587
      10,000       barnesandnoble.com Inc.* ...............              180,000
       1,000       eBay, Inc.* ............................              151,000

                                                                         418,587

Retail - Office Supplies - 0.4%
       3,000       Staples, Inc.* .........................               92,813

Savings/Loan/Thrifts - 0.1%
       1,500       Thistle Group Holdings Co. .............               13,219

Telecommunication Equipment - 2.3%
       6,400       Nokia Oyj (ADR) ........................              586,000
         100       Tut Systems, Inc.* .....................                4,894

                                                                         590,894

Telecommunication Services - 1.1%
         225       Allegiance Telecom, Inc.* ..............               12,347
       5,000       McLeodUSA, Inc. - Class A* .............              275,000

                                                                         287,347

Telephone - Integrated - 0.6%
       2,700       CenturyTel, Inc. .......................              107,325
       4,255       Telecom Italia S.p.A ...................               44,122

                                                                         151,447

Telephone - Long Distance - 2.3%
       5,800       MCI WorldCom, Inc.* ....................              500,250
       1,310       Sprint Corp./FON Group .................               69,184

                                                                         569,434

Transportation - Air Freight - 0.9%
       4,000       FDX Corp.* .............................              217,000
--------------------------------------------------------------------------------
Total Common Stock (cost $15,771,494) .....................           18,316,504
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

32  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 1.8%
Cable Television - 0.6%
$      5,000       Adelphia Communications Corp., 7.75%
                     senior notes, due 1/15/09 ............     $          4,675
     130,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09+ ....              124,800
       1,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............                  987
      15,000       Rifkin Acquisition Partners L.P., 11.125%
                     senior subordinated notes, due 1/15/06               16,894

                                                                         147,356

Distribution and Wholesale - 0%
       8,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08                 7,600

Food - Retail - 0%
       7,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .                7,105

Internet Software - 0.1%
      30,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............               31,200

Metal - Diversified - 0%
       1,000       Haynes International, Inc., 11.625%
                     senior notes, due 9/1/04 .............                  942

Retail - Internet - 0.4%
     104,000       Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                     due 2/1/09+ ..........................              101,400

Retail - Leisure Products - 0%
       5,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05                5,319

Telecommunication Services - 0.1%
      25,000       Allegiance Telecom, Inc., 12.875%
                     senior notes, due 5/15/08 ............               26,687
       3,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............                2,955

                                                                          29,642

Telephone - Integrated - 0.6%
      83,000       NTL, Inc., 7.00%
                     convertible subordinated notes
                     due 12/15/08+ ........................              135,394
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $469,160) .....................              465,958
--------------------------------------------------------------------------------
Foreign Bond - 0.1%
EUR
      14,500       Tecnost International N.V., 4.487%
                     company guaranteed notes, due 6/23/04
                     (cost $15,002) .......................               15,183
--------------------------------------------------------------------------------
Preferred Stock - 4.1%
Automotive - Cars and Light Trucks - 0.3%
          30       Porsche A.G ............................               70,539

Automotive - Truck Parts and Equipment - 0.3%
       1,100       Federal-Mogul Financing Trust Corp.
                     convertible, 7.00% ...................               65,175

Broadcast Services and Programming - 0.7%
         500       TCI Pacific Communications, Inc.
                     - Series A, convertible, 5.00% .......              170,831

Cable Television - 1.7%
       1,250       Adelphia Communications Corp.
                     - Series D, convertible, 5.50% .......     $        240,625
         700       MediaOne Group, Inc., convertible, 4.50%              104,869
       1,000       MediaOne Group, Inc., convertible, 6.25%               90,500

                                                                         435,994

Cruise Lines - 0%
          70       Royal Caribbean Cruises, Ltd.
                     convertible, 7.25% ...................                9,642

Electric - Integrated - 1.0%
       2,200       Houston Industries, Inc., convertible, 7.00%          262,350

Radio - 0.1%
         165       Chancellor Media Corp., convertible, $3 00             18,088
--------------------------------------------------------------------------------
Total Preferred Stock (cost $868,172) .....................            1,032,619
--------------------------------------------------------------------------------
Repurchase Agreement - 24.3%
$  6,130,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing 7/1/99,
                     to be repurchased at $6,130,868
                     collateralized by $8,261,090 in
                     Fannie Mae, 5.50%-8.50%, 1/1/04-7/1/29
                     with a value of $6,253,309
                     (cost $6,130,000)      6,130,000
--------------------------------------------------------------------------------
Total Investments (cost $23,253,828 ) - 102.9% ............           25,960,264
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.9%)        (737,526)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................          $25,222,738
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Bermuda                                    2.2%                 $        568,500
Finland                                    2.3%                          586,000
Germany                                    1.2%                          299,450
Italy                                      0.3%                           85,133
Netherlands                                0.1%                           15,183
United States++                           93.9%                       24,405,998
--------------------------------------------------------------------------------
Total                                    100.0%                 $     25,960,264

++Includes Short-Term Securities (70.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  33

Janus | Aspen Flexible Income Portfolio

[PHOTO]
Ron Speaker
portfolio manager

For the six months ended June 30, 1999, Janus Aspen Flexible Income Portfolio returned (0.63%) for its Institutional Shares and (1.05%) for its Retirement Shares. This compares with a (2.28%) loss posted by its benchmark, the Lehman Brothers Government/Corporate Bond Index.(1)

While the Portfolio's performance was solid relative to its Index, its negative results were both a reflection of rising long-term interest rates and a flood of new supply in the fixed-income market, both of which pressured bond prices. This environment was made even more challenging by the threat of higher inflation, as the U.S. economy continued to grow stronger and longer than expected. In an attempt to stave off inflation, the Federal Reserve Board increased short-term interest rates by a quarter-point on June 30.

Against this economic backdrop, investment-grade and Treasury bonds did not meet our expectations. We consequently reduced the Portfolio's weighting in Treasuries, which are more sensitive to changes in interest rates. At the same time, we increased our focus on select high-yield securities and intermediate-term investment-grade bonds. High-yield bonds proceeded to account for nearly 36% of the Portfolio at the close of the period, compared to a 26% weighting on December 31, 1998. Treasuries, on the other hand, comprised about 11% of the Portfolio, down from 23% on December 31, 1998.

Despite some volatility, stocks continued to gain throughout the period. As such, high-yield bonds, which correlate closely with stocks, were the best-performing asset class within the fixed-income market. A standout in this area was Globix, a company that provides off-site Web hosting for large corporations. As the Internet becomes a more vital business tool, many companies are realizing the importance of securing or protecting the servers where their Web sites reside. This means housing servers in free-standing structures that have their own power supply, security, climate control - even seismic shock absorbers. Globix offers a cost-effective and expert outsourcing solution, and has gained as a result. Also helping this position was a secondary equity financing, which caused both its stock and bonds to rally.

Areas that were well-represented in the Portfolio's holdings included consumer-oriented industries such as cable and supermarkets. TCI Communications, Inc., Time Warner and Jones Intercable were among our top cable performers. All of these positions benefited from value-added services made possible by broadband technology, such as cable telephony, high-speed Internet access and video-on-demand. However, our bonds in Jones Intercable were also helped by news of its acquisition by Comcast, a higher-rated competitor.

Unfortunately, the Portfolio's supermarket holdings didn't fare as well, particularly our Fred Meyer position. Fred Meyer took on investment-grade status following its acquisition by Kroger, and was hurt by the general weakness in the bond market. Nonetheless, we remain enthusiastic about the supermarket business, which continues to enjoy rapid consolidation.

Other bonds that fell short of our expectations included Metricom, a wireless Internet access company, and SIG Capital Trust, an insurance firm. Frequent visits and conversations with Metricom's management revealed a cash-flow shortage at the company, compelling us to sell our position. Meanwhile, SIG Capital Trust's nonstandard auto and crop insurance business suffered from pricing pressure and uncooperative weather. However, based on its move to a more competitive pricing structure, we remain optimistic about SIG's future and decided to maintain the position.

Going forward, until we see indications that the U.S. economy is slowing, we'll carry out a relatively conservative investment approach, focusing primarily on bonds with shorter maturities and muted interest-rate sensitivity. Even more important, we'll stand firmly by our strategy of investing only in the companies we believe capable of strong performance regardless of the economic environment.

Thank  you  for  your  continued  investment  in  Janus  Aspen  Flexible  Income
Portfolio.

Portfolio Asset Mix                  June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                            39.4%                    36.0%
High-Yield/High-Risk Bonds                   35.8%                    26.0%
Long-Term U.S. Government
  Obligations and Agencies                   11.1%                    23.8%
Foreign Non-Dollar Bonds                      2.0%                     1.6%
Preferred Stock                               1.2%                     2.4%
Cash & Cash Equivalents                      10.5%                    10.2%
--------------------------------------------------------------------------------
Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                 7.9 Yrs.                 8.7 Yrs.
Average Modified Duration*                5.4 Yrs.                 6.0 Yrs.
30-Day Average Yield
  Institutional Shares**                     7.45%                    6.21%
  Retirement Shares**                        6.83%                    5.70%
Average Rating                                 BBB                       A+
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

34  Janus Aspen Series / June 30, 1999

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                      2.69%
  5 Year                                                     10.36%
  From Inception                                              8.86%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                      2.70%
  5 Year                                                      7.76%
  From Inception Date of Institutional Shares                 5.86%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      2.01%
  5 Year                                                      9.74%
  From Portfolio Inception                                    8.23%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 75.2%
Automotive - Truck Parts and Equipment - 1.9%
$    750,000       Dana Corp., 6.25%
                     notes, due 3/1/04 ....................     $        737,813
   1,500,000       Federal-Mogul Corp., 7.50%
                     notes, due 1/15/09+ ..................            1,385,625
   1,000,000       TRW, Inc., 7.125%
                     senior notes, due 6/1/09+ ............              976,250

                                                                       3,099,688

Beverages - Non-Alcoholic - 0.9%
   1,500,000       Coca-Cola Enterprises, Inc., 6.95%
                     debentures, due 11/15/26 .............            1,432,500

Beverages - Wine and Spirits - 0.6%
   1,000,000       Seagram, Joseph E. & Sons, Inc., 6.80%
                     company guaranteed notes, due 12/15/08              963,750

Brewery - 0.6%
   1,000,000       Anheuser-Busch Companies, Inc., 5.65%
                     notes, due 9/15/08 ...................              933,750

Broadcast Services and Programming - 2.7%
     250,000       Digital Television Services, Inc., 12.50%
                     company guaranteed notes, due 8/1/07 .              279,062
   4,000,000       Liberty Media Group, 7.875%
                     bonds, due 7/15/09+ ..................            3,976,160

                                                                       4,255,222

Cable Television - 5.0%
     500,000       American Telecasting, Inc., 14.50%
                     senior discount notes, due 6/15/04 ...              513,125
     500,000       Century Communications Corp., 8.375%
                     senior notes, due 12/15/07 ...........              488,750
   2,500,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09+ ....            2,400,000
   1,000,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............            1,037,500
                   Lenfest Communications, Inc.:
   1,000,000         10.50%, senior subordinated notes,
                     due 6/15/06 ..........................            1,147,500
   1,000,000         7.625%, senior notes, due 2/15/08 ....            1,032,500
   1,500,000       TCI Communications, Inc., 6.875%
                     senior notes, due 2/15/06 ............            1,494,375

                                                                       8,113,750

Casino Hotels - 1.4%
$    500,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...     $        500,000
     300,000       Station Casinos, Inc., 8.875%
                     senior subordinated notes, due 12/1/08              293,250
   1,500,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04            1,483,125

                                                                       2,276,375

Casino Services - 0.5%
     750,000       Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....              828,750

Cellular Telecommunications - 0.8%
   1,250,000       360(degrees) Communications Co., 6.65%
                     senior notes, due 1/15/08 ............            1,232,812

Ceramic Products - 0.1%
     100,000       Unifrax Investment Corp., 10.50%
                     senior notes, due 11/1/03 ............              101,625

Commercial Banks - 3.1%
   1,500,000       Bank One Texas, 6.25%
                     subordinated notes, due 2/15/08 ......            1,432,500
   1,000,000       City National Bank Corp., 6.375%
                     subordinated notes, due 1/15/08 ......              947,500
   1,000,000       First Union National Bank, 5.80%
                     subordinated notes, due 12/1/08 ......              918,750
     700,000       Hudson United Bancorp, 8.20%
                     subordinated debentures, due 9/15/06 .              708,750
   1,000,000       Provident Trust I Corp., 8.29%
                     company guaranteed notes, due 4/15/28             1,005,000

                                                                       5,012,500

Computer Services - 1.5%
   2,500,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............            2,375,000

Computers - Micro - 2.0%
                   IBM Corp.:
   2,500,000         5.375%, notes, due 2/1/09 ............            2,278,125
   1,000,000         7.00%, debentures, due 10/30/25 ......              985,000

                                                                       3,263,125

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  35

Janus | Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Consulting Services - 1.5%
$  2,500,000       Comdisco, Inc., 5.95%
                     notes, due 4/30/02 ...................     $      2,456,250

Cruise Lines - 0.6%
   1,000,000       Royal Caribbean Cruises, Ltd., 7.00%
                     senior notes, due 10/15/07 ...........              972,500

Distribution and Wholesale - 0.3%
     445,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08               422,750

Diversified - Financial Services - 1.1%
   1,650,000       Local Financial Corp., 11.00%
                     senior notes, due 9/8/04 .............            1,699,500

Electric - Generation - 0.6%
   1,000,000       Caithness Coso Funding Corp., 6.80%
                     secured notes, due 12/15/01+ .........              991,250

Electric - Integrated - 0.4%
     600,000       El Paso Electric Co., 9.40%
                     first mortgage bonds, due 5/1/11 .....              686,250

Fiber Optics - 0.8%
   1,250,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08 ...........            1,284,375

Finance - Auto Loans - 3.5%
                   Ford Motor Credit Co.:
   1,000,000         5.375%, notes, due 10/15/02 ..........              968,750
   1,000,000         6.75%, notes, due 8/15/08 ............              985,000
   1,000,000         5.80%, senior notes, due 1/12/09 .....              913,750
   3,000,000       General Motors Acceptance Corp., 5.85%
                     senior unsubordinated notes, due 1/14/09          2,741,250

                                                                       5,608,750

Finance - Other Services - 2.9%
     500,000       First American Capital Trust, 8.50%
                     company guaranteed notes, due 4/15/12               522,500
   2,000,000       Mellon Financial Co., 6.375%
                     subordinated notes, due 2/15/10 ......            1,907,500
     500,000       Newcourt Credit Group, Inc., 6.875%
                     notes, due 2/16/05+ ..................              479,375
       1,000       Ono Finance PLC, 13.00%
                     units, due 5/1/09+ ...................            1,005,000
     500,000       SIG Capital Trust I, 9.50%
                     company guaranteed notes, due 8/15/27               373,750
     500,000       Veritas Capital Trust, 10.00%
                     company guaranteed notes, due 1/1/28 .              398,750

                                                                       4,686,875

Food - Diversified - 0.5%
     750,000       Ralston Purina Co., 7.875%
                     debentures, due 6/15/25 ..............              784,687

Food - Retail - 8.8%
     500,000       Carrols Corp., 9.50%
                     senior subordinated notes, due 12/1/08              477,500
                   Fred Meyer, Inc.:
   2,000,000         7.15%, company guaranteed notes,
                     due 3/1/03 ...........................            2,012,500
   4,000,000         7.45%, company guaranteed notes,
                     due 3/1/08 ...........................            4,060,000
   2,000,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .            2,035,000
     910,000       Pantry, Inc., 10.25%
                     company guaranteed notes, due 10/15/07              923,650
                   Safeway, Inc.:
     450,000         5.875%, notes, due 11/15/01 ..........              444,937
   3,500,000         6.50%, notes, due 11/15/08 ...........            3,381,875
     725,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04              792,969

                                                                      14,128,431

Gambling - Non-Hotel Casinos - 0.2%
$    375,000       Isle of Capri Casinos, Inc., 8.75%
                     senior subordinated notes, due 4/15/09+    $        351,562

Hotels and Motels - 0.6%
   1,000,000       Marriott International, Inc., 6.625%
                     notes, due 11/15/03 ..................              975,000

Independent Power Producer - 0.3%
     500,000       Calpine Corp., 7.75%
                     senior notes, due 4/15/09 ............              477,500

Internet Software - 0.5%
     750,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............              780,000

Leisure, Recreation and Gaming - 0.3%
     500,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05               473,750

Life and Health Insurance - 1.5%
   1,725,000       Conseco, Inc., 7.60%
                     senior notes, due 6/21/01 ............            1,727,156
     742,000       Delphi Financial Group, Inc., 8.00%
                     senior notes, due 10/1/03 ............              753,130

                                                                       2,480,286

Machinery - General Industrial - 0.6%
   1,000,000       Tokheim Corp., 11.375%
                     senior subordinated notes, due 8/1/08+              937,500

Manufacturing - 0.3%
     500,000       Day International Group, Inc., 11.125%
                     senior notes, due 6/1/05 .............              533,125

Medical - Hospitals - 0.3%
     500,000       Columbia/HCA Healthcare Corp., 8.36%
                     debentures, due 4/15/24 ..............              466,875

Medical Labs and Testing Services - 1.5%
     500,000       Quest Diagnostics, Inc., 9.875%
                     senior subordinated notes, due 7/1/09+              502,500
   1,775,000       Unilab Corp., 11.00%
                     senior notes, due 4/1/06 .............            1,948,063

                                                                       2,450,563

Multimedia - 3.1%
     425,000       Dialog Corp. PLC, 11.00%
                     senior subordinated notes, due 11/15/07             394,187
   1,750,000       News America, Inc., 6.625%
                     senior notes, due 1/9/08 .............            1,664,687
                   Time Warner, Inc.:
   1,000,000         8.18%, notes, due 8/15/07 ............            1,066,250
   1,000,000         6.95%, company guaranteed notes,
                     due 1/15/28 ..........................              921,250
   1,000,000       Walt Disney Co. (The), 6.75%
                     senior notes, due 3/30/06 ............            1,003,750

                                                                       5,050,124

Music/Clubs - 0.8%
   1,000,000       SFX Entertainment, Inc., 9.125%
                     company guaranteed notes, due 2/1/08 .              977,500
     880,000       V2 Music Holdings PLC, zero coupon
                     senior discount notes, due 4/15/08+ ..              305,800

                                                                       1,283,300

Networking Products - 1.0%
   1,500,000       Concentric Network Corp., 12.75%
                     senior notes, due 12/15/07 ...........            1,548,750

Office Automation and Equipment - 0.2%
     500,000       Dictaphone Corp., 11.75%
                     senior subordinated notes, due 8/1/05               348,750

See Notes to Schedules of Investments.

36  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.3%
$    500,000       Pennzoil-Quaker State Co., 6.75%
                     notes, due 4/1/09 ....................     $        479,375

Optical Supplies - 0.6%
     950,000       Bausch & Lomb, Inc., 6.75%
                     notes, due 12/15/04 ..................              925,063

Paint and Related Products - 0.3%
     500,000       Sherwin-Williams Co., 6.85%
                     notes, due 2/1/07 ....................              505,000

Paper and Related Products - 0.1%
     250,000       Temple-Inland, Inc., 6.75%
                     notes, due 3/1/09 ....................              236,875

Physical Therapy and Rehabilitation Centers - 1.2%
                   HEALTHSOUTH Corp.:
   1,500,000         9.50%, senior subordinated notes
                     due 4/1/01 ...........................            1,539,375
     500,000         7.00%, senior notes, due 6/15/08 .....              468,125

                                                                       2,007,500

Property and Casualty Insurance - 0.2%
     350,000       Orion Capital Corp., 7.25%
                     senior notes, due 7/15/05 ............              346,938
Protection - Safety - 0.4%
     750,000       Protection One Alarm Monitoring, Inc., 7.375%
                     company guaranteed notes, due 8/15/05               712,500
Radio - 0.3%
     440,000       Chancellor Media Corp., 9.00%
                     company guaranteed notes, due 10/1/08               448,800
Recreational Centers - 2.0%
   1,500,000       Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07           1,451,250
   1,750,000       Sports Club Company, Inc., 11.375%
                     company guaranteed notes, due 3/15/06             1,732,500

                                                                       3,183,750
Retail - Discount - 0.5%
     780,000       Ames Department Stores, Inc., 10.00%
                     senior notes, due 4/15/06+ ...........              762,450

Retail - Diversified - 0.1%
     450,000       SpinCycle, Inc., zero coupon
                     senior discount notes, due 5/1/05 ....              188,437

Retail - Leisure Products - 0.1%
     150,000       Selmer Co., Inc., 11.00%
                     senior subordinated notes, due 5/15/05              159,563

Retail - Restaurants - 1.6%
   1,500,000       McDonald's Corp., 6.375%
                     debentures, due 1/8/28 ...............            1,383,750
     500,000       Perkins Family Restaurant L.P., 10.125%
                     senior notes, due 12/15/07 ...........              526,250
     250,000       Romacorp, Inc., 12.00%
                     company guaranteed notes, due 7/1/06 .              243,438
     500,000       Tricon Global Restaurants, Inc., 7.65%
                     senior notes, due 5/15/08 ............              499,375

                                                                       2,652,813

Savings/Loan/Thrifts - 1.6%
   1,650,000       Dime Bancorp, Inc., 6.375%
                     senior notes, due 1/30/01 ............            1,639,688
   1,000,000       Golden State Holdings, Inc., 7.00%
                     senior notes, due 8/1/03 .............              975,000

                                                                       2,614,688

Telecommunication Services - 5.9%
$    500,000       Bellsouth Telecommunication, Inc., 6.375%
                     debentures, due 6/1/28 ...............     $        443,750
     775,000       CapRock Communications Corp., 11.50%
                     senior notes, due 5/1/09+ ............              784,687
     960,000       Energis PLC, 9.75%
                     senior unsubordinated notes, due 6/15/09+           967,200
     500,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05              553,125
     750,000       Hyperion Telecommunications, Inc., 12.00%
                     senior subordinated notes, due 11/1/07+             759,375
     875,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............              861,875
   1,250,000       Logix Communication Enterprises, Inc., 12.25%
                     senior notes, due 6/15/08 ............            1,173,438
                   McLeodUSA, Inc.:
     600,000         9.25%, senior notes, due 7/15/07 .....              601,500
     500,000         8.125%, senior notes, due 2/15/09+ ...              468,750
     720,000       NTL, Inc., zero coupon
                     senior notes, due 4/15/05 ............              691,200
     200,000       Pac-West Telecomm, Inc., 13.50%
                     senior notes, due 2/1/09+ ............              198,000
     150,000       Pegasus Media and Communications, Inc.
                     12.50%, notes, due 7/1/05 ............              164,625
   1,000,000       RCN Corp., 10.00%
                     senior notes, due 10/15/07 ...........            1,007,500
     250,000       RSL Communications PLC, 10.50%
                     company guaranteed notes, due 11/15/08              246,250
     500,000       Versatel Telecom B.V., 13.25%
                     senior notes, due 5/15/08 ............              518,750

                                                                       9,440,025

Telephone - Integrated - 1.9%
     500,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07 ...........              527,500
   2,000,000       GTE Northwest, Inc., 5.55%
                     debentures, due 10/15/08 .............            1,820,000
     750,000       NEXTLINK Communications, Inc., 10.75%
                     senior notes, due 11/15/08 ...........              768,750

                                                                       3,116,250

Telephone - Long Distance - 1.9%
   1,500,000       LCI International, Inc., 7.25%
                     senior notes, due 6/15/07 ............            1,466,250
     500,000       MCI WorldCom, Inc., 6.40%
                     senior notes, due 8/15/05 ............              488,125
   1,000,000       Qwest Communications International, Inc.
                     7.50%, senior notes, due 11/1/08 .....              992,500

                                                                       2,946,875

Television - 0.6%
   1,000,000       Fox/Liberty Networks L.L.C., 8.875%
                     senior notes, due 8/15/07 ............            1,030,000

Textile Products - 0.6%
   1,000,000       Collins & Aikman Floorcovering, Inc., 10.00%
                     senior subordinated notes, due 1/15/07            1,007,500

Transportation - Services - 0.8%
   1,250,000       Railworks Corp., 11.50%
                     company guaranteed notes, due 4/15/09+            1,234,375

Wire and Cable Products - 0.3%
     500,000       Anixter International, Inc., 8.00%
                     company guaranteed notes, due 9/15/03               503,750

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  37

Janus | Aspen Flexible Income Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Wireless Equipment - 0.6%
$  2,000,000       CAI Wireless Systems, Inc., zero coupon
                     senior notes, due 10/14/04 ...........     $        987,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $124,277,186) .................          121,257,577
--------------------------------------------------------------------------------
Foreign Bonds - 2.0%
Golf - 1.0%
GBP
   1,000,000       Clubhaus PLC, 12.875%
                     senior notes, due 6/1/09**,+ .........            1,552,656

Telephone - Integrated - 0.3%
DEM
   1,000,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07 ...........              570,782

Telephone - Long Distance - 0.7%
EUR
   1,000,000       Viatel, Inc., 11.50%
                     senior notes, due 3/15/09**,+ ........            1,082,836
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $3,284,005) .....................            3,206,274
--------------------------------------------------------------------------------
Preferred Stocks - 1.2%
Networking Products - 0.5%
         908       Concentric Network Corp.
                     - Series B, 13.50% ...................              871,680

Savings/Loan/Thrifts - 0.7%
      35,600       Chevy Chase Savings Bank, 13.00% .......            1,068,000
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $1,868,898) ..................            1,939,680
--------------------------------------------------------------------------------
Warrants - 0%
Music/Clubs - 0%
         880       V2 Music Holdings PLC - expires 4/15/08*,+                  0
Retail - Diversified - 0%
         450       SpinCycle, Inc.- expires 5/1/05* .......                    0
Telecommunication Services - 0%
         225       Versatel Telecom B.V. - expires 5/15/08*,+             11,250
--------------------------------------------------------------------------------
Total Warrants (cost $0) ..................................               11,250
--------------------------------------------------------------------------------
U.S. Government Obligations - 11.1%
                   U.S. Treasury Notes:
  10,000,000         6.125%, due 8/15/07 ..................           10,104,300
   8,000,000         5.625%, due 5/15/08** ................            7,833,200
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $18,787,723) ......           17,937,500
--------------------------------------------------------------------------------
Repurchase Agreement - 13.4%
  21,000,000       Deutsche Bank Securities, Inc., 6.05%,
                     dated 6/30/99, maturing 7/1/99, to be
                     repurchased at $21,003,529
                     collateralized by $169,700 in Access
                     Financial Mortgage Loan Trust,
                     7.275%, 6/18/27; $254,550 in Amresco
                     Residential Securities Mortgage Loan
                     Trust, 5.1225%, 1/25/28; $3,685,974
                     in Asset Securitization Corp.,
                     1.2339%-7.10%, 8/13/27-4/14/27;
                     $1,170,540 in Bear Stearns Secured
                     Investors Trust, 0%, 3/1/19-12/1/18;
                     $131,212 in Chase Mortgage Finance
                     Corp., 6.50%, 2/25/29; $93,335 in
                     Collateralized Mortgage Securities
                     Corp., 0%-10.08%, 7/20/22-12/27/16;
                     $2,074,051 in Collateralized Mortgage
                     Obligation Trust, 0%, 6/1/15-10/1/18;
                     $4,036,726 in Commercial Mortgage
                     Acceptance Corp., 0.9587%, 12/15/30;

Repurchase Agreement - (continued)
                     $1,618,003 in Countrywide Home Loans,
                     0.35%-14.888%, 11/1/27-12/25/27;
                     $1,567,010 in Deutsche Mortgage and
                     Asset Receiving Corp., 1.2441%,
                     6/15/31; $784,676 in Drexel Burnham
                     Lambert CMO Trust, 0%,
                     12/1/18-1/1/19; $53,370,119 in Fannie
                     Mae/Fannie Mae Strip, 0%-11.648%,
                     8/25/15-12/25/28; $161,215 in FFCA
                     Secured Lending Corp., 5.23%-6.29%,
                     10/18/25; $2,356,247 in Federal Home
                     Loan Mortgage Corp./Ginnie Mae, 0%,
                     4/25/23-2/25/24; $2,078,825 in First
                     Boston Mortgage Securities Corp.,
                     8.985%-10.965%, 4/25/17-5/25/17;
                     $2,305,205 in First Union-Lehman
                     Brothers-Bank of America, 0.8046%-
                     6.56%, 11/18/03-5/18/28; $1,997,369
                     in First Union-Lehman
                     Brothers-Commercial Mortgage Corp.,
                     1.5339%, 11/18/27; $4,034,465 in
                     Freddie Mac/ Freddie Mac Strip,
                     0%-12.563%, 8/15/23-6/15/28; $621,074
                     in GE Capital Mortgage Services,
                     Inc., 7.53%-9.8325%, 2/25/09-2/25/28;
                     $16,608,543 in GNAC Commercial
                     Mortgage Securities, Inc.,
                     0.4383%-6.411%, 11/15/07-5/15/35;
                     $338,789 in GNMA - Backed Trust,
                     0%-11.211%, 5/20/17-6/17/20; $593,950
                     in IMC Home Equity Loan Trust, 8.34%,
                     4/20/01; $424,250 in JP Morgan
                     Commercial Mortgage Finance Corp.,
                     1.5083%, 11/25/27; $42,425 in LB
                     Commercial Conduit Mortgage Trust,
                     5.87%-6.33%, 2/11/30-10/15/35;
                     $21,382 in Lehman Large Loan, 6.79%,
                     10/12/34; $11,692,720 in Merrill
                     Lynch Mortgage Investors, Inc.,
                     1.3151%-5.88%, 12/26/25-12/15/30;
                     $335,158 in Merrill Lynch Trust, 0%,
                     5/1/13; $5,089,388 in Morgan Stanley
                     Capital 1, 1.0595%- 6.25%,
                     3/15/30-7/15/32; $86,394 in Morgan
                     Stanley Mortgage Trust, 0%, 5/20/21;
                     $96,398 in Mortgage Capital Funding,
                     Inc., 6.325%, 6/18/30; $651,616 in
                     Nationlink Funding Corp., 0.9729%,
                     12/20/18; $339,400 in PNC Mortgage
                     Securities Corp., 6.49%, 10/25/26;
                     $585,635 in Residential Funding
                     Mortgage 1, 10.602%, 3/25/28;
                     $980,476 in RMF Commercial Mortgage
                     Pass-Through Certificates,
                     2.0731%-7.10%, 1/15/19-11/28/27;
                     $8,485 in Ryland Acceptance Corp.,
                     9.9248%, 4/20/21; $2,770 in
                     Structured Asset Securities Corp.,
                     11.628%, 11/20/21; $678,800 in Union
                     Acceptance Corp., 5.965%, 1/7/03;
                     $169,700 in WMC Mortgage Loan
                     Pass-Through Certificates, 5.1937%,
                     2/20/16; with respective values of
                     $172,161, $137,127, $540,231,
                     $764,373, $87,566, $18,978, $177,028,
                     $202,300, $31,679, $86,573, $116,386,

See Notes to Schedules of Investments.

38  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Repurchase Agreement - (continued)
                     $12,238,858, $122,942, $800,763,
                     $146,660, $268,265, $12,229,
                     $1,831,483, $554,891, $563,558,
                     $26,212, $80,415, $29,944, $38,430,
                     $20,686, $701,114, $20,761, $415,255,
                     $17,856, $89,103, $33,773, $111,193,
                     $505,567, $182,053, $5,439, $9,834,
                     $126,177 and $131,048 ................     $     21,000,000
$    510,000       Morgan Stanley & Co., Inc.
                     5.10%, dated 6/30/99, maturing
                     7/1/99, to be repurchased at $510,072
                     collateralized by $687,301 in Fannie
                     Mae, 5.50%-8.50%, 1/1/04-7/1/29 with
                     a value of $520,259 ..................              510,000
--------------------------------------------------------------------------------
Total Repurchase Agreement (cost $21,510,000) .............           21,510,000
--------------------------------------------------------------------------------
Total Investments (total cost $169,727,812) - 102.9% ......          165,862,281
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.9%)      (4,696,718)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    161,165,563
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
150 Contracts      U.S. Treasury - 10 year bond, expires
                     September 1999, principal amount
                     $16,537,188 value $16,678,125,
                     cumulative depreciation ..............           ($140,937)
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 1999

Country              % of Investment Securities                     Market Value
--------------------------------------------------------------------------------
Canada                                     0.3%                 $        479,375
Netherlands                                0.3%                          530,000
United Kingdom                             3.4%                        5,569,375
United States++                           96.0%                      159,283,531
--------------------------------------------------------------------------------
Total                                    100.0%                 $    165,862,281

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 1999

Currency Sold and                  Currency            Currency     Unrealized
Settlement Date                  Units Sold     Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/21/99              930,000         $ 1,468,284       $ 30,367
Euro 7/22/99                      1,500,000           1,548,750         72,876
--------------------------------------------------------------------------------
Total                                               $ 3,017,034      $ 103,243

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  39

Janus | Aspen High-Yield Portfolio

[PHOTO]
Sandy Rufenacht
portfolio manager

For the six months ended June 30, 1999, Janus Aspen High-Yield Portfolio returned 4.70% for its Institutional Shares and 4.42% for its Retirement Shares. In comparison, its benchmark, the Lehman Brothers High-Yield Bond Index, gained 2.20%.(1)

Early in the period, stronger-than-expected economic growth in the U.S., low inflation and budding recoveries in several emerging-market economies helped fuel the stock market. As such, high-yield bonds, which share a close correlation with stocks, performed solidly. However, in the second quarter, a potentially overheating economy caused investor sentiment to change. Fears surfaced that inflation could be on the rise, and investors began to suspect the Federal Reserve Board might increase short-term interest rates. This uncertainty created volatility in the markets, forcing high-yield bonds to give up much of their gains from earlier in the year. Sure enough, on June 30, suspicion became reality when the Fed raised short-term rates a quarter-point.

Despite this less-than-favorable environment for high-yield bonds, the Portfolio benefited from our focus on businesses with strong U.S.-based cash flows and limited economic sensitivity. For example, cable companies continued to be solid performers, offering a reliable stream of recurring, domestically based revenue. Aiding their performance was the rapid consolidation taking place in this industry and the exciting possibilities of broadband technology. Broadband will enable cable companies to offer subscribers high-speed Internet access, video-on-demand, and telephony over a single wire.

One of our favorite holdings in this area was Galaxy, a rural Nebraska cable operator with dominant market share. We believe Galaxy is in a market that offers attractive expansion possibilities for several larger cable companies, and could therefore be the target of a future acquisition. Another position that gained during the period was Charter Communications. Already one of the top 10 cable providers in the U.S., Charter is poised for further growth through strategic acquisitions. In fact, it recently announced plans to take over Rifkin Acquisition Partners, another cable position in the Portfolio. Because Charter is a higher-rated bond, news of the buyout added significantly to the value of our Rifkin holdings.

Another solid performer was Global Crossing, a leading provider of global Internet and long-distance telecommunications services. These bonds were aided by two separate acquisition announcements during the period. The first involved Global Crossing's intention to buy Frontier Corporation, which is a larger telecom firm and a higher-rated bond. Soon after, Global Crossing announced plans to acquire regional Bell operating company US WEST, also a takeover target of Qwest Communications. While it's unclear at the time of this writing who will win the bidding war for US WEST, the mere prospect of merging with this mature, stable and well-capitalized company contributed to Global Crossing's gains.

The Portfolio also benefited from the performance of our casino positions. Among the many reasons we're attracted to these companies is that they deploy free cash flow to pay down debt and build their businesses. A leader in this area was Venetian Casinos. This unique property is the first casino in Las Vegas to cater to the business traveler, with larger hotel rooms and better amenities than its competitors. The Venetian also enjoys an ideal location, physically connected to the Sands Expo Center, a convention facility that draws large weekday crowds. Isle of Capri Blackhawk in Colorado was another casino holding that worked well for us. These bonds continued to benefit from a growing local gaming market.

Despite the Portfolio's solid overall performance, there were some disappointments. Most notable was Foamex, the leading supplier of foam products for automotive uses. These bonds declined on difficulties related to recent acquisitions. Nonetheless, it appears that Foamex is in the midst of a turnaround, and we maintained our position. Another holding that failed to meet our expectations was e.Spire, a provider of local phone services. e.Spire recently rebuilt its management team with individuals we believe are capable of taking its business to a new level. Because we see promise in this company, we opted to remain invested.

Going forward, the combination of inflation fears in the U.S. and lingering recession risks in developed markets abroad could create crosscurrents or volatility in the financial markets. As such, we will maintain our focus on companies with limited sensitivity to interest rate fluctuations and international risks.

In closing, I'd like to thank you for your continued investment in Janus Aspen High-Yield Fund.

Portfolio Profile                    June 30, 1999        December 31, 1998
--------------------------------------------------------------------------------
Weighted Average Maturity                 7.1 Yrs.                 5.1 Yrs.
Average Modified Duration*                5.1 Yrs.                 3.7 Yrs.
30-Day Average Yield
  Institutional Shares**                     9.33%                    8.31%
    Without Reimbursement**                  6.08%                      N/A
  Retirement Shares**                        8.72%                    7.89%
    Without Reimbursement**                  5.50%                      N/A
Average Rating                                   B                        B
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

40  Janus Aspen Series / June 30, 1999

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                                    (0.68%)
  From Inception                                             10.77%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
  1 Year                                                    (0.38%)
  From Inception Date of Institutional Shares                 8.15%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                    (1.20%)
  From Portfolio Inception                                    6.59%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 96.7%
Agricultural Operations - 0.9%
$     23,000       Hines Horticulture, Inc., 11.75%
                     senior subordinated notes, due 10/15/05    $         24,495
Broadcast Services and Programs - 1.1%
      25,000       Digital Television Services L.L.C., 12.50%
                     company guaranteed notes, due 8/1/07 .               27,906
Building - Residential and Commercial - 3.0%
      25,000       D.R. Horton, Inc., 8.00%
                     company guaranteed notes, due 2/1/09 .               23,563
      15,000       Del Webb Corp., 10.25%
                     senior subordinated notes, due 2/15/10               15,075
      10,000       MDC Holdings, Inc., 8.375%
                     senior notes, due 2/1/08 .............                9,700
      30,000       Standard Pacific Corp., 8.50%
                     senior notes, due 4/1/09 .............               29,550

                                                                          77,888

Cable Television - 16.5%
                   Adelphia Communications Corp.:
$     35,000         9.875%, senior notes, due 3/1/07 .....     $         37,012
      45,000         7.875%, senior notes, due 5/1/09 .....               41,737
      75,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09+ ....               72,000
      75,000       Classic Cable, Inc., 9.875%
                     senior subordinated notes, due 8/1/08                78,187
      30,000       Falcon Holding Group L.P., 8.375%
                     debentures, due 4/15/10 ..............               29,625
      50,000       FrontierVision Holdings L.P., 11.00%
                     senior subordinated notes, due 10/15/06              55,000
      25,000       Fundy Cable, Ltd., 11.00%
                     senior notes, due 11/15/05 ...........               27,250
      30,000       Rifkin Acquisition Partners L.P., 11.125%
                     senior subordinated notes, due 1/15/06               33,787
                   TeleWest Communications PLC:
      30,000         zero coupon, debentures, due 10/1/07 .               26,737
      30,000         zero coupon, senior discount notes
                     due 4/15/09+ .........................               19,987

                                                                         421,322

See Notes to Schedules of Investments

                                          Janus Aspen Series / June 30, 1999  41

Janus | Aspen High-Yield Portfolio

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                       Market Amount
--------------------------------------------------------------------------------
Casino Hotels - 3.9%
$      9,000       Majestic Star Casino L.L.C., 10.875%
                     secured notes, due 7/1/06+ ...........     $          8,933
      30,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...               30,000
      10,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06               10,350
      50,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04               49,438

                                                                          98,721
Casino Services - 2.2%
      50,000       Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....               55,250

Cellular Telecommunications - 1.1%
      29,000       Orange PLC, 8.00%
                     senior notes, due 8/1/08 .............               27,695

Computer Services - 3.5%
      50,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............               47,500
      45,000       Splitrock Services, Inc., 11.75%
                     company guaranteed notes, due 7/15/08                42,300

                                                                          89,800

Containers - Paper and Plastic - 3.4%
      55,000       Packaged Ice, Inc., 9.75%
                     company guaranteed notes, due 2/1/05 .               54,931
      21,000       Plastic Containers, Inc., 10.00%
                     senior notes, due 12/15/06 ...........               23,678
      20,000       SF Holdings Group, Inc., zero coupon
                     senior notes, due 3/15/08 ............                6,975

                                                                          85,584

Distribution and Wholesale - 2.4%
      20,000       Core-Mark International, Inc., 11.375%
                     senior subordinated notes, due 9/15/03               19,550
      40,000       Herff Jones, Inc., 11.00%
                     senior subordinated notes, due 8/15/05               42,900

                                                                          62,450

Diversified Financial Services - 1.2%
      30,000       Local Financial Corp., 11.00%
                     senior notes, due 9/8/04 .............               30,900

Electric - Integrated - 1.0%
      25,000       Niagara Mohawk Power Corp., 7.75%
                     senior notes, due 10/1/08 ............               25,719

Electronics - Military - 1.1%
      30,000       Condor Systems, Inc., 11.875%
                     company guaranteed notes, due 5/1/09+                28,950

Fiber Optics - 0.4%
      10,000       NorthEast Optic Network, Inc., 12.75%
                     senior notes, due 8/15/08 ............               10,325

Food - Retail - 2.5%
      15,000       Carrols Corp., 9.50%
                     senior subordinated notes, due 12/1/08               14,325
      45,000       Star Markets Co., Inc., 13.00%
                     senior subordinated notes, due 11/1/04               49,219

                                                                          63,544

Gambling - Non-Hotel Casinos - 3.4%
$     60,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....     $         60,750
      25,000       Louisiana Casino Cruises, Inc., 11.00%
                     secured notes, due 12/1/05+ ..........               25,125

                                                                          85,875

Home Decoration Products - 2.3%
      60,000       Frank's Nursery & Crafts, Inc., 10.25%
                     senior subordinated notes, due 3/1/08                59,775

Internet Software - 4.6%
      40,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............               41,600
      15,000       PSINet, Inc., 10.00%
                     senior notes, due 2/15/08 ............               15,000
      20,000       Rhythms NetConnections, Inc., 12.75%
                     senior notes, due 4/15/09+ ...........               18,800
      40,000       Verio, Inc., 11.25%
                     senior notes, due 12/1/08 ............               41,900

                                                                         117,300

Leisure, Recreation and Gaming - 1.5%
      40,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05                37,900

Machinery - General Industrial - 1.6%
      40,000       Fairfield Manufacturing Co., Inc., 11.375%
                     senior subordinated notes, due 7/1/01                40,850

Manufacturing - 2.9%
      80,000       Foamex L.P., 13.50%
                     company guaranteed notes, due 8/15/05                74,200

Medical Products - 0.4%
      12,000       Universal Hospital Service, Inc., 10.25%
                     senior notes, due 3/1/08 .............               10,650

Music/Clubs - 1.5%
      25,000       SFX Entertainment, Inc., 9.125%
                     company guaranteed notes, due 2/1/08 .               24,438
      40,000       V2 Music Holdings PLC, zero coupon
                     senior discount notes, due 4/15/08+ ..               13,900

                                                                          38,338
Networking Products - 1.8%
      45,000       Concentric Network Corp., 12.75%
                     senior notes, due 12/15/07 ...........               46,463

Publishing - Periodicals - 1.3%
      35,000       Transwestern Publishing Co./TWP
                     Capital Corp. II, 9.625%
                     company guaranteed notes, due 11/15/07               34,300

Radio - 1.7%
      39,000       SFX Broadcasting, Inc., 10.75%
                     senior subordinated notes, due 5/15/06               42,949

Real Estate Investment and Management - 1.6%
      40,000       LNR Property Corp., 10.50%
                     senior subordinated notes, due 1/15/09               39,900

Reinsurance - 0.4%
      10,000       Veritas Holdings GmbH, 9.625%
                     senior notes, due 12/15/03 ...........                9,900

Retail - Discount - 1.0%
      25,000       Pamida,Inc., 11.75%
                     senior subordinated notes, due 3/15/03               25,906

See Notes to Schedules of Investments.

42  Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.5%
$     15,000       ICG Holdings, Inc., zero coupon
                     company guaranteed notes, due 5/1/06 .     $         11,981

Special Purpose Acquisition Company - 0.6%
      15,000       P&L Coal Holdings Corp., 9.625%
                     company guaranteed notes, due 5/15/08                15,113

Steel Pipe and Tube - 0.2%
      30,000       Steel Heddle Group, Inc., zero coupon
                     debentures, due 6/1/09 ...............                4,725

Telecommunication Equipment - 0.6%
      15,000       Covad Communications Group, Inc., 12.50%
                     senior notes, due 2/15/09 ............               14,438

Telecommunication Services - 19.0%
      30,000       Alaska Communications Systems Holdings,
                     Inc., 9.375%, senior subordinated notes
                     due 5/15/09+ .........................               29,325
                   Allegiance Telecom, Inc.:
      10,000         zero coupon, senior discount notes
                     due 2/15/08 ..........................                6,100
       5,000         12.875%, senior notes, due 5/15/08 ...                5,337
      35,000       CapRock Communications Corp., 11.50%
                     senior notes, due 5/1/09+ ............               35,438
      25,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05               27,656
      50,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08                53,125
      20,000       ITC DeltaCom, Inc., 11.00%
                     senior notes, due 6/1/07 .............               21,400
      75,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............               73,875
      60,000       McLeodUSA, Inc., 9.25%
                     senior notes, due 7/15/07 ............               60,150
                   NTL, Inc.:
      60,000         zero coupon, senior notes, due 4/15/05               57,600
      30,000         10.00%, senior notes, due 2/15/07 ....               31,050
      25,000       Pac-West Telecomm, Inc., 13.50%
                     senior notes, due 2/1/09+ ............               24,750
      25,000       RSL Communications PLC, 10.50%
                     company guaranteed notes, due 11/15/08               24,625
      47,000       Telegroup, Inc., zero coupon
                     senior discount notes, due 11/1/04+ ..               19,799
      15,000       Versatel Telecom B.V., 13.25%
                     senior notes, due 5/15/08 ............               15,562

                                                                         485,792

Telephone - Local - 1.2%
      50,000       e.Spire Communications, Inc., zero coupon
                     senior discount notes, due 4/1/06 ....               31,375
Television - 1.4%
      15,000       Central European Media Enterprises, Ltd.
                     9.375%, senior notes, due 8/15/04 ....               12,863
      20,000       Price Communications Wireless, Inc., 11.75%
                     senior subordinated notes, due 7/15/07               22,200

                                                                          35,063

Textile - Products - 0.7%
      20,000       Glenoit Corp., 11.00%
                     company guaranteed notes, due 4/15/07                17,550

Transportation - Services - 1.2%
$     30,000       Atlantic Express Transportation Corp., 10.75%
                     company guaranteed notes, due 2/1/04 .     $         29,925

Wire and Cable Products - 0.8%
      20,000       International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05                20,800

Wireless Equipment - 0.3%
      15,000       McCaw International, Ltd., zero coupon
                     senior discount notes, due 4/15/07 ...                9,056
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,585,755) ...................            2,470,673
--------------------------------------------------------------------------------
Foreign Bond - 1.8%
GBP
      50,000       NTL, Inc., zero coupon
                     senior notes, due 4/15/09 (cost $50,545)             46,796
--------------------------------------------------------------------------------
Warrants - 0.2%
Computer Services - 0.2%
          38       Bell Technology Group, Ltd. - expires 5/1/05*           5,985

Music/Clubs - 0%
          40       V2 Music Holdings PLC - expires 4/15/08*,+                  0

Telecommunication Services - 0%
          10       Splitrock Services, Inc. - expires 7/15/08*               700
--------------------------------------------------------------------------------
Total Warrants (cost $500) ................................                6,685
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.8%
                   U.S.Treasury Notes:
$     10,000         4.75%, due 11/15/08 ..................                9,174
      10,000         5.50%, due 5/15/09 ...................                9,785
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $19,437) ..........               18,959
--------------------------------------------------------------------------------
Total Investments (cost $2,656,237) - 99.5% ...............            2,543,113
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%             11,239
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $      2,554,352
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  43

Janus | Aspen Money Market Portfolio

[PHOTO]
Sharon Pichler
portfolio manager

For the six months ended June 30, 1999, Janus Aspen Money Market Portfolio returned 2.25% for its Institutional Shares and 2.01% for its Retirement Shares.(1) The seven-day current yield for this same period was 4.68% and 4.14% for the Institutional and Retirement Shares, respectively.

As 1999 began, the crisis mentality that prevailed late in 1998 had largely dissipated. However, financial turmoil in several emerging market economies lingered, as did expectations of an economic slowdown in the U.S. and additional cuts in short-term interest rates. Contrary to these expectations, the economy continued to grow rapidly, prompting the Federal Reserve Board to eventually raise short-term rates 0.25% on June 30 in a preemptive move to mitigate potential inflationary effects.

The Portfolio's flexible investment strategy enabled us to respond to this changing environment by adjusting the average weighted maturity of our holdings. The majority of our investments at the beginning of the period were in securities at the shortest end of our maturity range, which are influenced more by changes in the federal funds rate than by broader market forces. However, our feeling toward the end of the period was that inflationary expectations had already forced longer-term rates as high as they needed to be to anticipate future rate increases. Therefore, we believed longer-dated securities were the better value and extended the average maturity of the Portfolio.

As we approach the new millennium, liquidity will remain key to our investment strategy. We are confident that financial systems around the world are prepared for January 1, 2000, and that disruptions will be minimal. At the same time, by investing in more liquid securities, the Portfolio should be able to take advantage of any potential interest-rate opportunities sparked by Y2K concerns.

Because the strength in the financial markets is a concern of the Federal Reserve Board, we believe there is a strong possibility it may raise rates further in the second half of the year. However, as I mentioned earlier, the Portfolio is positioned to react to changes in the economic environment and, therefore, we believe it will perform solidly going forward.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

Average Annual Total Return(1)
For the Periods Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                      4.97%
  From Inception                                              5.16%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      4.47%
  From Portfolio Inception                                    4.32%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

An investment in the Portfolio(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

(1)  All returns reflect reinvested dividends.

Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.5%
$  2,000,000       Banque Nationale de Paris
                     4.97%, 10/8/99 .......................     $      1,969,904

   2,000,000       BT Alex Brown, Inc.
                     5.00%, 12/17/99 ......................            1,953,056
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $3,922,960)           3,922,960
--------------------------------------------------------------------------------
Taxable Variable Rate Demand  Notes - 31.9%
   1,975,000       Arapahoe County, Colorado Industrial
                     Development Revenue, (Cottrell)
                     Series B, 5.17%, 10/1/19 .............            1,975,000
   3,000,000       Asset Partners, Inc.
                     5.19%, 11/1/27 .......................            3,000,000
$  4,000,000       Breckenridge Terrace L.L.C.
                     5.1425%, 5/1/39 ......................     $      4,000,000
     750,000       Chicago, Illinois Industrial Development
                     Revenue, (BTI, Inc. Project)
                     Series B, 5.29%, 9/1/27 ..............              750,000
   1,600,000       Dallas, Texas 1997, (Telesis/Autumn
                     Leaves I, Ltd.), 5.14%, 11/1/04 ......            1,600,000
   2,140,000       Kentucky Economic Development
                     Financing Authority, Hospital Facilities
                     Revenue, (Highlands Regional Project)
                     Series B, 5.19%, 8/1/03 ..............            2,140,000
   1,605,000       Michigan State Strategic Fund Limited
                     Obligation Revenue, (Wade Trim Group),
                     5.15%, 12/1/16 .......................            1,605,000

44 Janus Aspen Series / June 30, 1999

Shares or Principal Amount                                        Market Value
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - (continued)
$  1,675,000       Phoenix, Illinois Realty Special Account
                     Multifamily Revenue, (Brightons Mark)
                     5.50%, 4/1/20 ........................     $      1,675,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $16,745,000)           16,745,000
--------------------------------------------------------------------------------
Floating Rate Notes - 37.2%
   2,000,000       American Express Centurion
                     4.95%, 4/27/00 .......................            2,000,000
   2,000,000       Bankers Trust Company
                     4.95%, 5/15/00 .......................            1,999,306
   2,000,000       Bear Stearns Companies, Inc.
                     5.16%, 3/24/00 .......................            2,000,976
   2,000,000       CIT Group, Inc.
                     4.93%, 11/2/99 .......................            1,999,867
   2,000,000       Citicorp
                     5.2475%, 11/23/99 ....................            2,001,560
   2,000,000       Comerica Bank of Detroit
                     4.91%, 6/12/00 .......................            1,999,071
   2,000,000       General Motors Acceptance Mortgage Corp.
                     5.01%, 3/14/00 .......................            2,000,138
   1,500,000       Goldman Sachs Group L.P.
                     5.0675%, 1/26/00+ ....................            1,500,123
   2,000,000       Norwest Financial, Inc.
                     4.925%, 7/7/00 .......................            1,999,101
   2,000,000       SouthTrust Bank N.A.
                     4.89%, 5/17/00 .......................            1,998,968
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $19,499,110) ..............           19,499,110
--------------------------------------------------------------------------------
Certificates of Deposit - 11.4%
   2,000,000       Commerzbank A.G., New York
                     5.09%, 4/12/00 .......................            1,998,110
   2,000,000       National Bank of Canada, New York
                     5.61%, 6/12/00 .......................            1,999,271
   1,000,000       Royal Bank of Canada, New York
                     5.12%, 3/21/00 .......................              999,568
   1,000,000       Svenska Handelsbanken, New York
                     5.22%, 5/10/00 .......................              999,586
--------------------------------------------------------------------------------
Total Certificates of Deposit (amortized cost $5,996,535) .            5,996,535
--------------------------------------------------------------------------------
Put Bond - 5.3%
   2,765,000       Aurora, Colorado Centertech Metropolitan District,
                     Series B, 5.65%, 12/1/99 (cost $2,765,000)        2,765,000
--------------------------------------------------------------------------------
Bank Note - 3.8%
  2,000,000        Morgan Guaranty Trust Co.
                     5.75%, 10/8/99 (cost $2,005,022) .....            2,005,022
--------------------------------------------------------------------------------
Repurchase Agreement - 3.1%
   1,615,000       Deutsche Bank Securities, Inc., 6.05%,
                     dated 6/30/99, maturing 7/1/99, to be
                     repurchased at $169,628,502
                     collateral- ized by $13,100 in Access
                     Financial Mortgage Loan Trust,
                     7.275%, 6/18/27; $19,650 in Amresco
                     Residential Securities Mortgage Loan
                     Trust, 5.1225%, 1/25/28; $284,539 in
                     Asset Securitization Corp.,
                     1.2339%-7.10%, 8/13/27-8/14/27;
                     $90,360 in Bear Stearns Secured
                     Investors Trust, 0%, 12/1/18-3/1/19;
                     $10,129 in Chase Mortgage Finance
                     Corp., 6.50%, 2/25/29; $7,205 in
                     Collateralized Mortgage Securities
                     Corp., 0%-10.08%, 12/27/16-7/20/22;
                     $160,107 in Collateral- ized Mortgage
                     Obligation Trust,0%, 6/1/15-10/1/18;
                     $311,615 in Commercial Mortgage
                     Acceptance Corp.,0.9587%, 12/15/30;
                     $124,902 in Countrywide Home Loans,
                     0.35%-14.888%, 11/1/27-

Repurchase Agreement - (continued)
                     12/25/27; $120,965 in Deutsche
                     Mortgage and Asset Receiving
                     Corp.,1.2441%, 6/15/31; $60,573 in
                     Drexel Burnham Lambert CMO Trust, 0%,
                     12/1/18-1/1/19; $4,119,909 in Fannie
                     Mae/Fannie Mae Strip, 0%-11.648%,
                     8/25/15-12/25/28; $12,455 in FFCA
                     Secured Lending Corp., 5.23%-6.29%,
                     10/18/25; $181,891 in Federal Home
                     Loan Mortgage Corp./ Ginnie Mae, 0%,
                     4/25/23-2/25/24; $160,475 in First
                     Boston Mortgage Securities Corp.,
                     8.985%-10.965%, 4/25/17- 5/25/17;
                     $177,950 in First Union-Lehman
                     Brothers-Bank of America, 0.8046%-
                     6.56%, 11/18/03-5/18/28; $154,187 in
                     First Union-Lehman Brothers
                     Commercial Mortgage, Inc., 1.5339%,
                     11/18/27; $311,441 in Freddie
                     Mac/Freddie Mac Strip, 0%-12.563%,
                     8/15/23-6/15/28; $47,944 in GE
                     Capital Mortgage Services, Inc.,
                     7.53%-9.8325%, 2/25/09-2/25/28;
                     $1,282,097 in GNAC Commercial
                     Mortgage Securities, Inc.,
                     0.4383%-6.411%, 11/15/07-5/15/35;
                     $26,153 in GNMA Backed Trust,
                     0%-11.211%, 5/20/17- 6/17/20; $45,850
                     in IMC Home Equity Loan Trust, 8.34%,
                     4/20/01; $32,750 in JP Morgan
                     Commercial Mortgage Finance Corp.,
                     1.5083%, 11/25/27; $3,275 in LB
                     Commercial Conduit Mortgage Trust,
                     5.87%-6.33%, 2/11/30-10/15/35; $1,651
                     in Lehman Large Loan, 6.79%,
                     10/12/34; $902,620 in Merrill Lynch
                     Mortgage Investors, Inc.,
                     1.3151%-5.88%, 12/26/25-12/15/30;
                     $25,873 in Merrill Lynch Trust, 0%,
                     5/1/13; $392,876 in Morgan Stanley
                     Capital 1, 1.0595%- 6.25%,
                     3/15/30-7/15/32; $6,669 in Morgan
                     Stanley Mortgage Trust, 0%, 5/20/21;
                     $7,441 in Mortgage Capital Funding,
                     Inc., 6.325%, 6/18/30; $50,302 in
                     Nationlink Funding Corp., 0.9729%,
                     12/20/18; $26,200 in PNC Mortgage
                     Securities Corp., 6.49%, 10/25/26;
                     $45,208 in Residential Funding
                     Mortgage 1, 10.602%, 3/25/28; $75,688
                     in RMF Commercial Mortgage
                     Pass-Through Certificates,
                     2.0731%-7.10%, 1/15/19- 11/28/27;
                     $655 in Ryland Acceptance Corp.,
                     9.9248%, 4/20/21; $214 in Structured
                     Asset Securities Corp., 11.628%,
                     11/20/21; $52,400 in Union Acceptance
                     Corp., 5.965%, 1/7/03; $13,100 in WMC
                     Mortgage Loan Pass-Through
                     Certificates, 5.1937%, 2/20/16; with
                     respective values of $13,290,
                     $10,586, $41,703, $59,006, $6,760,
                     $1,465, $13,666, $15,617, $2,445,
                     $6,683, $8,984, $944,779, $9,491,
                     $61,815, $11,321, $20,709, $944,
                     $141,381, $42,835, $43,504, $2,023,
                     $6,208, $2,311, $2,967, $1,597,
                     $54,123, $1,603, $32,056, $1,378,
                     $6,878, $2,607, $8,584, $39,027,
                     $14,054, $420, $759, $9,740 and
                     $10,116 (cost $1,615,000) ............     $      1,615,000
--------------------------------------------------------------------------------
Total Investments (total cost $52,548,627) - 100.2% .......           52,548,627
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)        (130,103)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................          $52,418,524
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Aspen Series / June 30, 1999  45

Statements of | Operations

                                                                                      Janus Aspen   Janus Aspen
                                                                        Janus Aspen   Aggressive      Capital
For the six months ended June 30, 1999 (unaudited)                        Growth        Growth     Appreciation
(all numbers in thousands)                                               Portfolio     Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                               $   4,333     $     591     $     889
  Dividends                                                                  2,221           484           186
  Foreign tax withheld                                                        (44)            --           (5)
--------------------------------------------------------------------------------------------------------------
Total Investment Income                                                      6,510         1,075         1,070
--------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              4,502         3,532           505
  Transfer agent fees and expenses                                              --            --            --
  Registration fees                                                             62            57            29
  System fees                                                                    9             9             5
  Custodian fees                                                                61            54            12
  Insurance expense                                                              2             3            --
  Audit fees                                                                     5            19             7
  Distribution fees - Retirement Shares                                          1             2             1
  Administrative fees - Retirement Shares                                        1             2             1
  Other expenses                                                                 3             4             2
--------------------------------------------------------------------------------------------------------------
Total Expenses                                                               4,646         3,682           562
Expense and Fee Offsets                                                        (8)          (11)           (1)
Net Expenses                                                                 4,638         3,671           561
Excess Expense Reimbursement                                                    --            --            --
Net Expenses After Reimbursement                                             4,638         3,671           561
Net Investment Income/(Loss)                                                 1,872       (2,596)           509
--------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                     85,486       130,438        11,768
  Net realized gain/(loss) from foreign currency transactions                 (10)           354            --
  Net realized gain/(loss) from futures contracts                               --            --            --
  Change in net unrealized appreciation/(depreciation) of investments      126,109       134,378        13,587
--------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                             211,585       265,170        25,355
Net Increase in Net Assets Resulting from Operations                     $ 213,457     $ 262,574     $  25,864
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

46  Janus Aspen Series / June 30, 1999

  Janus Aspen   Janus Aspen                 Janus Aspen   Janus Aspen   Janus Aspen
 International   Worldwide    Janus Aspen     Equity      Growth and     Flexible     Janus Aspen   Janus Aspen
    Growth        Growth       Balanced       Income        Income        Income      High-Yield   Money Market
   Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------
   $     577     $   3,720     $  16,338     $      35     $      70     $   5,200     $     127     $   1,175
       2,057        16,831         3,749            51            29            66             1            --
       (262)       (2,002)           (9)            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------
       2,372        18,549        20,078            86            99         5,266           128         1,175
--------------------------------------------------------------------------------------------------------------
       1,135        10,645         4,073            44            42           473            11            58
          --            --             1             1            --             1            --             1
          84           149            61            36            22            47            35            45
           8             9            10             1             4             6             6             9
         168           884            48            13            22            16            15             4
          --             3             2            --            --            --            --            --
           6            24            10             3             1             9             7            11
           1            25            26            --             1            --            --            --
           1            25            26            --             1            --            --            --
           6            41             3             2             1             1             3            --
--------------------------------------------------------------------------------------------------------------
       1,409        11,805         4,260           100            94           553            77           128
         (2)           (5)          (13)            --            --           (3)            --            --
       1,407        11,800         4,247           100            94           550            77           128
          --            --            --          (24)          (12)            --          (62)          (16)
       1,407        11,800         4,247            76            82           550            15           112
         965         6,749        15,831            10            17         4,716           113         1,063
--------------------------------------------------------------------------------------------------------------
       (743)        45,175        87,314         1,023           437          (52)            55             4
       1,048         8,435            --            --            --            14            --            --
         522         4,984            --            --            --           507            --            --
      32,723       332,348        27,493         1,138         1,702       (6,285)          (37)            --
--------------------------------------------------------------------------------------------------------------
      33,550       390,942       114,807         2,161         2,139       (5,816)            18             4
   $  34,515     $ 397,691     $ 130,638     $   2,171     $   2,156     $ (1,100)     $     131     $   1,067
--------------------------------------------------------------------------------------------------------------

                                          Janus Aspen Series / June 30, 1999  47

Statements of | Assets & Liabilities

                                                                                     Janus Aspen   Janus Aspen
                                                                       Janus Aspen   Aggressive      Capital
As of June 30, 1999 (unaudited) (all numbers in thousands                Growth        Growth      Appreciation
except Retirement Shares outstanding and net asset value per share)     Portfolio     Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                   $1,329,381    $  990,324    $  221,649

  Investments at value:                                                 $1,776,820    $1,372,297    $  255,409
    Cash                                                                       223           111            10
    Receivables:
      Investments sold                                                       9,904        20,559            --
      Portfolio shares sold                                                  4,699         2,865         2,795
      Dividends                                                                279           114            13
      Interest                                                                   9             4             6
    Other assets                                                                 6             5            --
  Forward currency contracts                                                    --            --            --
----------------------------------------------------------------------------------------------------------------
Total Assets                                                             1,791,940     1,395,955       258,233
----------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                   13,066        46,211            --
    Portfolio shares repurchased                                               111         1,638            --
    Advisory fees                                                              879           707           122
  Accrued expenses                                                              46            44            10
  Variation margin                                                              --            --            --
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                                           14,102        48,600           132
Net Assets                                                              $1,777,838    $1,347,355    $  258,101
----------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       $1,775,338    $1,343,917    $  255,616
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        65,059        38,827        10,221
----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $    27.29    $    34.61    $    25.01
----------------------------------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                          $    2,500    $    3,438    $    2,485
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        91,539       100,396        99,802
----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $    27.31    $    34.24    $    24.90
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

48  Janus Aspen Series / June 30, 1999

 Janus Aspen   Janus Aspen                 Janus Aspen   Janus Aspen   Janus Aspen
International   Worldwide    Janus Aspen      Equity     Growth and     Flexible     Janus Aspen   Janus Aspen
   Growth        Growth       Balanced        Income       Income        Income       High-Yield   Money Market
  Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------

  $  316,865    $2,674,787    $1,403,730    $   12,557    $   23,254    $  169,728    $    2,656    $   52,549

  $  401,131    $3,751,954    $1,625,707    $   16,072    $   25,960    $  165,862    $    2,543    $   52,549
         195           356            72             1             8            73            29             3

       5,517        36,216        12,213           258            62           104            --            --
       2,837         9,554         5,433            --            --           240            --            --
         922         6,168           857            11             5            --            --            --
           6            28        13,520            53            10         2,816            63           260
           1            14             4            --            --             1            --             1
       4,155        28,591           136            --            --           103            --            --
----------------------------------------------------------------------------------------------------------------
     414,764     3,832,881     1,657,942        16,395        26,045       169,199         2,635        52,813
----------------------------------------------------------------------------------------------------------------


       9,978        45,988        83,853           143           777         6,834            --            --
           6           344            52            19            17           959            29           358
         209         1,919           811            10            14            86            43            15
         102           239            42            18            14            18             9            21
          --            --            --            --            --           136            --            --
----------------------------------------------------------------------------------------------------------------
      10,295        48,490        84,758           190           822         8,033            81           394
  $  404,469    $3,784,391    $1,573,184    $   16,205    $   25,223    $  161,166    $    2,554    $   52,419
----------------------------------------------------------------------------------------------------------------
  $  402,260    $3,747,671    $1,547,411    $   16,175    $   23,827    $  160,952    $    2,542    $   52,408
      17,225       114,457        62,012           696         1,652        13,925           235        52,404
----------------------------------------------------------------------------------------------------------------
  $    23.35    $    32.74    $    24.95    $    23.23    $    14.42    $    11.56    $    10.84    $     1.00
----------------------------------------------------------------------------------------------------------------
  $    2,209    $   36,720    $   25,773    $       30    $    1,396    $      214    $       12    $       11
      94,657     1,123,102     1,029,445         1,319        97,159        18,282         1,077        11,023
----------------------------------------------------------------------------------------------------------------
  $    23.34    $    32.70    $    25.04    $    23.03    $    14.37    $    11.67    $    10.93    $     1.00
----------------------------------------------------------------------------------------------------------------

                                          Janus Aspen Series / June 30, 1999  49

Statements of | Changes in Net Assets

                                                          Janus Aspen                Janus Aspen                Janus Aspen
For the six months ended June 30 (unaudited)                 Growth               Aggressive Growth         Capital Appreciation
and for the fiscal year ended December 31                   Portfolio                 Portfolio                   Portfolio
(all numbers in thousands)                             1999          1998         1999          1998          1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                      $    1,872    $    2,061    $  (2,596)    $  (2,059)   $      509    $       70
  Net realized gain/(loss) from
    investment transactions                             85,476         9,731       130,792        62,166        11,768       (3,801)
  Change in unrealized net appreciation or
    depreciation of investments                        126,109       246,903       134,378       133,925        13,587        19,907
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                            213,457       258,695       262,574       194,032        25,864        16,176
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                               (1,932)       (1,969)            --            --         (507)          (40)
  Dividends (in excess of net investment income)*           --            --            --            --            --            --
  Net realized gain from investment transactions*      (9,036)      (48,597)      (52,162)            --            --            --
  Distributions (in excess of realized gains)               --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions         (10,968)      (50,566)      (52,162)            --         (507)          (40)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                               563,981       375,818       685,336       388,732       181,074        78,521
    Retirement Shares                                    2,546             2         3,479            --         3,298            --
  Reinvested dividends and distributions
    Institutional Shares                                10,955        50,565        52,029            --           507            40
    Retirement Shares                                       13             1           133            --            --            --
  Shares repurchased
    Institutional Shares                             (105,471)     (139,241)     (376,627)     (318,015)      (25,554)      (27,336)
    Retirement Shares                                    (242)            --         (367)            --         (788)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                           471,782       287,145       363,983        70,717       158,537        51,225
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                  674,271       495,274       574,395       264,749       183,894        67,361
Net Assets:
  Beginning of period                                1,103,567       608,293       772,960       508,211        74,207         6,846
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                     $1,777,838    $1,103,567    $1,347,355    $  772,960    $  258,101    $   74,207
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*          $1,244,784    $  773,002    $  839,237    $  475,254    $  216,485    $   57,948
  Undistributed net investment income/(loss)*              150           210       (2,602)           (6)            36            34
  Undistributed net realized
    gain/(loss) from investments*                       85,468         9,028       128,749        50,119         7,821       (3,947)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                   447,436       321,327       381,971       247,593        33,759        20,172
                                                    $1,777,838    $1,103,567    $1,347,355    $  772,960    $  258,101    $   74,207
Transactions in Portfolio Shares -
  Institutional Shares
  Shares sold                                           21,970        18,605        21,304        17,430         7,615         4,982
  Reinvested dividends and distributions                   408         2,441         1,555            --            21             2
------------------------------------------------------------------------------------------------------------------------------------
Total                                                   22,378        21,046        22,859        17,430         7,636         4,984
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                     (4,204)       (7,082)      (11,996)      (14,193)       (1,135)       (1,805)
Net Increase/(Decrease) in Portfolio Shares             18,174        13,964        10,863         3,237         6,501         3,179
Shares Outstanding Beginning of Period                  46,885        32,921        27,964        24,727         3,720           541
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                        65,059        46,885        38,827        27,964        10,221         3,720
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares -
  Retirement Shares(2)
  Shares sold                                           99,917            79       106,625            --       129,610            --
  Reinvested dividends and distributions                   475            40         4,022            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  100,392           119       110,647            --       129,610            --
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                     (9,607)            --      (10,871)            --      (30,808)            --
Net Increase/(Decrease) in Portfolio Shares             90,785           119        99,776            --        98,802            --
Shares Outstanding Beginning of Period                     754           635           620           620         1,000         1,000
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                        91,539           754       100,396           620        99,802         1,000
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                           $  673,277    $  747,926    $  950,033    $  795,996    $  127,178    $   65,706
  Proceeds from sales of securities                    397,681       531,213       612,067       747,773        43,371        20,828
  Purchases of long-term
    U.S. government obligations                             --            --            --            --            --            --
  Proceeds from sales of long-term
    U.S. government obligations                             --            --            --            --            --            --

(1)  Period May 1, 1998 (inception) to December 31, 1998.
(2) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

50  Janus Aspen Series / June 30, 1999

     Janus Aspen             Janus Aspen              Janus Aspen           Janus Aspen          Janus Aspen        Janus Aspen
 International Growth     Worldwide Growth              Balanced           Equity Income      Growth and Income    Flexible Income
      Portfolio               Portfolio                Portfolio             Portfolio            Portfolio           Portfolio
  1999        1998        1999         1998         1999        1998       1999      1998       1999    1998(1)     1999      1998
------------------------------------------------------------------------------------------------------------------------------------
$    965   $   1,703   $    6,749   $   14,085   $   15,831   $ 13,428   $    10   $    10   $     17   $    13   $  4,716  $  5,513

     827    (14,669)       58,594     (60,752)       87,314      (989)     1,023        65        437     (119)        469       964

  32,723      43,585      332,348      569,104       27,493    174,276     1,138     2,297      1,702     1,005    (6,285)       680

------------------------------------------------------------------------------------------------------------------------------------
  34,515      30,619      397,691      522,437      130,638    186,715     2,171     2,372      2,156       899    (1,100)     7,157
------------------------------------------------------------------------------------------------------------------------------------

 (1,019)     (1,573)      (6,818)     (15,228)     (16,092)   (13,267)      (10)       (9)       (16)      (11)    (4,711)   (5,587)
      --          --           --           --           --         --        --        --         --        --         --        --
      --          --           --           --           --   (12,240)      (59)      (74)         --        --      (977)     (704)
      --     (3,097)           --     (69,710)           --      (987)        --        --         --        --         --        --
------------------------------------------------------------------------------------------------------------------------------------
 (1,019)     (4,670)      (6,818)     (84,938)     (16,092)   (26,494)      (69)      (83)       (16)      (11)    (5,688)   (6,291)
------------------------------------------------------------------------------------------------------------------------------------


 146,996     265,075      793,648    1,208,930      563,177    390,880     5,894     6,139     16,719     6,714     49,720    84,767
   2,194           4       30,322        5,082        8,936     15,037         7        --      2,051        10        207        --

   1,018       4,670        6,818       84,904       15,871     26,417        69        83         16        11      5,683     6,290
       1          --           --           34          222         77        --        --         --        --          5         1

(90,280)   (145,673)    (331,717)    (417,023)     (26,626)   (54,219)     (904)   (2,534)    (1,433)   (1,198)   (17,255)  (16,439)
    (83)          --      (1,765)        (165)      (2,699)    (1,077)        --        --      (695)        --         --        --

------------------------------------------------------------------------------------------------------------------------------------
  59,846     124,076      497,306      881,762      558,881    377,115     5,066     3,688     16,658     5,537     38,360    74,619
------------------------------------------------------------------------------------------------------------------------------------
  93,342     150,025      888,179    1,319,261      673,427    537,336     7,168     5,977     18,798     6,425     31,572    75,485

 311,127     161,102    2,896,212    1,576,951      899,757    362,421     9,037     3,060      6,425        --    129,594    54,109
------------------------------------------------------------------------------------------------------------------------------------
$404,469   $ 311,127   $3,784,391   $2,896,212   $1,573,184   $899,757   $16,205   $ 9,037   $ 25,223   $ 6,425   $161,166  $129,594
------------------------------------------------------------------------------------------------------------------------------------

$333,068   $ 273,222   $2,706,645   $2,209,339   $1,264,717   $705,836   $11,662   $ 6,596   $ 22,195   $ 5,537   $164,509  $126,149
      60         114          330          400          266        527         5         5          3         2        174       169

(17,059)    (17,886)     (28,195)     (86,790)       86,092    (1,222)     1,023        59        318     (119)        389       897

  88,400      55,677    1,105,611      773,263      222,109    194,616     3,515     2,377      2,707     1,005    (3,906)     2,379
$404,469   $ 311,127   $3,784,391   $2,896,212   $1,573,184   $899,757   $16,205   $ 9,037   $ 25,223   $ 6,425   $161,166  $129,594


   6,642      12,915       25,612       44,980       23,247     20,067       271       399      1,225       655      4,112     6,992
      44         212          209        2,966          647      1,279         3         5          1         1        493       525
------------------------------------------------------------------------------------------------------------------------------------
   6,686      13,127       25,821       47,946       23,894     21,346       274       404      1,226       656      4,605     7,517
------------------------------------------------------------------------------------------------------------------------------------
 (4,084)     (7,220)     (10,737)     (15,979)      (1,108)    (2,871)      (43)     (165)      (110)     (120)    (1,430)   (1,360)
   2,602       5,907       15,084       31,967       22,786     18,475       231       239      1,116       536      3,175     6,157
  14,623       8,716       99,373       67,406       39,226     20,751       465       226        536        --     10,750     4,593
------------------------------------------------------------------------------------------------------------------------------------
  17,225      14,623      114,457       99,373       62,012     39,226       696       465      1,652       536     13,925    10,750
------------------------------------------------------------------------------------------------------------------------------------


  97,531         201      979,131      188,749      367,635    815,403       301        --    145,436     1,000     16,905        --
      40           8           --        1,188        9,016      3,415         5        13         --        --        388        57
------------------------------------------------------------------------------------------------------------------------------------
  97,571         209      979,131      189,937      376,651    818,818       306        13    145,436     1,000     17,293        57
------------------------------------------------------------------------------------------------------------------------------------
 (3,722)          --     (56,895)      (6,322)    (111,349)   (55,344)        --        --   (49,277)        --         --        --
  93,849         209      922,236      183,615      265,302    763,474       306        13     96,159     1,000     17,293        57
     808         599      200,866       17,251      764,143        669     1,013     1,000      1,000        --        989       932
------------------------------------------------------------------------------------------------------------------------------------
  94,657         808    1,123,102      200,866    1,029,445    764,143     1,319     1,013     97,159     1,000     18,282       989
------------------------------------------------------------------------------------------------------------------------------------


$184,181   $ 295,506   $1,360,176   $2,082,135   $  893,249   $608,627   $ 9,167   $ 7,825   $ 15,322   $ 5,637   $107,075  $140,772
 128,224     194,200      836,125    1,556,004      372,092    284,350     4,694     4,252      3,027     1,126     62,576    93,382

      --          --           --           --       88,627     76,402        --        --         --        --      1,426    37,749

      --          --           --           --       45,970     87,965        --        --         --        --     12,437    19,499

                                          Janus Aspen Series / June 30, 1999  51


                                                            Janus Aspen                  Janus Aspen
For the six months ended June 30 (unaudited)                High-Yield                   Money Market
and for the fiscal year ended December 31                    Portfolio                     Portfolio
(all numbers in thousands)                              1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                       $      113     $      255     $    1,063     $    1,650
  Net realized gain/(loss) from
    investment transactions                                  55           (51)              4             --
  Change in unrealized net appreciation or
    depreciation of investments                            (37)          (141)             --             --
------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                                 131             63          1,067          1,650
------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                  (120)          (257)        (1,063)        (1,650)
  Dividends (in excess of net investment income)*            --             --             --             --
  Net realized gain from investment transactions*            --           (15)             --             --
  Distributions (in excess of realized gains)                --           (51)             --             --
------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions             (120)          (323)        (1,063)        (1,650)
------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                    934          4,244         56,254        132,432
    Retirement Shares                                        --             --             --             --
  Reinvested dividends and distributions
    Institutional Shares                                    120            322          1,063          1,650
    Retirement Shares                                        --              1             --             --
  Shares repurchased
    Institutional Shares                                (1,499)        (4,244)       (43,603)      (110,765)
    Retirement Shares                                        --             --             --             --
------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                              (445)            323         13,714         23,317
------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                     (434)             63         13,718         23,317
Net Assets:
  Beginning of period                                     2,988          2,925         38,701         15,384
------------------------------------------------------------------------------------------------------------
  End of period                                      $    2,554     $    2,988     $   52,419     $   38,701
------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*           $    2,662     $    3,106     $   52,415     $   38,701
  Undistributed net investment income/(loss)*                 1              8             --             --
  Undistributed net realized gain/(loss)
    from investments*                                         4           (50)              4             --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                      (113)           (76)             --             --
                                                     $    2,554     $    2,988     $   52,419     $   38,701
Transactions in Portfolio Shares -
  Institutional Shares
  Shares sold                                                83            356         56,254        132,432
  Reinvested dividends and distributions                     11             28          1,063          1,650
------------------------------------------------------------------------------------------------------------
Total                                                        94            384         57,317        134,082
------------------------------------------------------------------------------------------------------------
Shares Repurchased                                        (133)          (357)       (43,603)      (110,766)
Net Increase/(Decrease) in Portfolio Shares                (39)             27         13,714         23,316
Shares Outstanding Beginning of Period                      274            247         38,690         15,374
------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                            235            274         52,404         38,690
------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares -
  Retirement Shares(1)
  Shares sold                                                --             --             --             --
  Reinvested dividends and distributions                     38             89            221            496
------------------------------------------------------------------------------------------------------------
Total                                                        38             89            221            496
------------------------------------------------------------------------------------------------------------
Shares Repurchased                                           --             --             --             --
Net Increase/(Decrease) in Portfolio Shares                  38             89            221            496
Shares Outstanding Beginning of Period                    1,039            950         10,802         10,306
------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                          1,077          1,039         11,023         10,802
------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                            $   10,650     $    8,323             --             --
  Proceeds from sales of securities                      10,320          9,612             --             --
  Purchases of long-term
    U.S. government obligations                              19            640             --             --
  Proceeds from sales of long-term
    U.S. government obligations                              98            536             --             --

(1) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

52  Janus Aspen Series / June 30, 1999

                                   Financial | Highlights - Institutional Shares

For a share outstanding during the
six months ended June 30 (unaudited)                                         Janus Aspen Growth Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    23.54    $    18.48    $    15.51    $    13.45    $    10.57    $    10.32
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .03           .05           .15           .17           .28           .09
  Net gains/(losses) on securities
    (both realized and unrealized)                      3.89          6.36          3.34          2.29          2.90           .20
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        3.92          6.41          3.49          2.46          3.18           .29
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.03)         (.05)         (.15)         (.17)         (.30)         (.04)
  Dividends (in excess of net investment income)          --            --            --            --            --            --
  Distributions (from capital gains)                   (.14)        (1.30)         (.37)         (.23)            --            --
  Distributions (in excess of realized gains)             --            --            --            --            --            --
  Tax return of capital                                   --            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.17)        (1.35)         (.52)         (.40)         (.30)         (.04)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    27.29    $    23.54    $    18.48    $    15.51    $    13.45    $    10.57
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         16.67%        35.66%        22.75%        18.45%        30.17%         2.76%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $1,775,338    $1,103,549    $  608,281    $  325,789    $  126,911    $   43,549
Average Net Assets for the Period (in thousands)  $1,392,755    $  789,454    $  477,914    $  216,125    $   77,344    $   26,464
Ratio of Gross Expenses to
  Average Net Assets**(1)                              0.67%         0.68%         0.70%         0.69%         0.78%           N/A
Ratio of Net Expenses to
  Average Net Assets**(1)                              0.67%         0.68%         0.69%         0.69%         0.76%         0.88%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.27%         0.26%         0.91%         1.39%         1.24%         1.45%
Portfolio Turnover Rate**                                65%           73%          122%           87%          185%          169%

For a share outstanding during the
six months ended June 30 (unaudited)                                   Janus Aspen Aggressive Growth Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    27.64    $    20.55    $    18.24    $    17.08    $    13.62    $    11.80
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         (.07)            --            --            --           .24           .11
  Net gains/(losses) on securities
    (both realized and unrealized)                      8.44          7.09          2.31          1.36          3.47          1.82
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        8.37          7.09          2.31          1.36          3.71          1.93
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  --            --            --            --         (.25)         (.11)
  Dividends (in excess of net investment income)          --            --            --            --            --            --
  Distributions (from capital gains)                  (1.40)            --            --         (.19)            --            --
  Distributions (in excess of realized gains)             --            --            --            --            --            --
  Tax return of capital                                   --            --            --         (.01)            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (1.40)            --            --         (.20)         (.25)         (.11)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    34.61    $    27.64    $    20.55    $    18.24    $    17.08    $    13.62
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         30.73%        34.26%        12.66%         7.95%        27.48%        16.33%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $1,343,917    $  772,943    $  508,198    $  383,693    $  185,911    $   41,289
Average Net Assets for the Period (in thousands)  $1,018,834    $  576,444    $  418,464    $  290,629    $  107,582    $   14,152
Ratio of Gross Expenses to
  Average Net Assets**(1)                              0.73%         0.75%         0.76%         0.76%         0.86%           N/A
Ratio of Net Expenses to
  Average Net Assets**(1)                              0.73%         0.75%         0.76%         0.76%         0.84%         1.05%
Ratio of Net Investment Income to
  Average Net Assets**                               (0.51%)       (0.36%)       (0.10%)       (0.27%)         0.58%         2.18%
Portfolio Turnover Rate**                               121%          132%          130%           88%          155%          259%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 1999  53

For a share outstanding during the
six months ended June 30 (unaudited)           Janus Aspen Capital Appreciation Portfolio
or through each fiscal year ended December 31        1999          1998         1997(1)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    19.94    $    12.62    $    10.00
----------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .05           .01           .05
  Net gains/(losses) on securities
    (both realized and unrealized)                      5.07          7.32          2.61
----------------------------------------------------------------------------------------
Total from Investment Operations                        5.12          7.33          2.66
----------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.05)         (.01)         (.04)
  Dividends (in excess of net investment income)          --            --            --
  Distributions (from capital gains)                      --            --            --
  Distributions (in excess of realized gains)             --            --            --
  Tax return of capital                                   --            --            --
----------------------------------------------------------------------------------------
Total Distributions                                    (.05)         (.01)         (.04)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    25.01    $    19.94    $    12.62
----------------------------------------------------------------------------------------
Total Return*                                         25.68%        58.11%        26.60%
----------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  255,616    $   74,187    $    6,833
Average Net Assets for the Period (in thousands)  $  152,409    $   25,964    $    2,632
Ratio of Gross Expenses to
  Average Net Assets**(3)                              0.74%         0.92%         1.26%
Ratio of Net Expenses to
  Average Net Assets**(3)                              0.74%         0.91%         1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.67%         0.27%         1.43%
Portfolio Turnover Rate**                                72%           91%          101%

For a share outstanding during the
six months ended June 30 (unaudited)                                 Janus Aspen International Growth Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996          1995        1994(2)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    21.27    $    18.48    $    15.72    $    11.95    $     9.72    $    10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .06           .13           .11           .05           .09         (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                      2.08          3.07          2.80          4.06          2.16         (.19)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        2.14          3.20          2.91          4.11          2.25         (.28)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.06)         (.14)         (.11)         (.11)         (.02)            --
  Dividends (in excess of net investment income)          --            --            --            --            --            --
  Distributions (from capital gains)                      --            --         (.01)         (.23)            --            --
  Distributions (in excess of realized gains)             --         (.27)         (.03)            --            --            --
  Tax return of capital                                   --            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.06)         (.41)         (.15)         (.34)         (.02)            --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    23.35    $    21.27    $    18.48    $    15.72    $    11.95    $     9.72
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         10.06%        17.23%        18.51%        34.71%        23.15%       (2.80%)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  402,260    $  311,110    $  161,091    $   27,192    $    1,608    $    1,353
Average Net Assets for the Period (in thousands)  $  346,401    $  234,421    $   96,164    $    7,437    $    1,792    $    1,421
Ratio of Gross Expenses to
  Average Net Assets**(3)                              0.82%         0.86%         0.96%         1.26%         2.69%           N/A
Ratio of Net Expenses to
  Average Net Assets**(3)                              0.82%         0.86%         0.96%         1.25%         2.50%         2.50%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.56%         0.73%         0.70%         0.62%        (.80%)       (1.30%)
Portfolio Turnover Rate**                                81%           93%           86%           65%          211%          275%

(1) Period May 1, 1997, (inception) to December 31, 1997
(2) Period May 2, 1994 (inception) to December 31, 1994
(3) See footnote #5 in Notes to Financial Statements.
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
N/A - Disclosure not required for prior periods.

See Notes to Financial Statements.

54  Janus Aspen Series / June 30, 1999

For a share outstanding during the
six months ended June 30 (unaudited)                                   Janus Aspen Worldwide Growth Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    29.09    $    23.39    $    19.44    $    15.31    $    12.07    $    11.89
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .06           .16           .16           .16           .11           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                      3.65          6.59          4.14          4.27          3.19           .14
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        3.71          6.75          4.30          4.43          3.30           .18
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.06)         (.18)         (.17)         (.17)         (.06)           --
  Dividends (in excess of net investment income)          --            --         (.02)            --            --            --
  Distributions (from capital gains)                      --            --         (.16)         (.13)            --            --
  Distributions (in excess of realized gains)             --         (.87)            --            --            --            --
  Tax return of capital                                   --            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.06)        (1.05)         (.35)         (.30)         (.06)            --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    32.74    $    29.09    $    23.39    $    19.44    $    15.31    $    12.07
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         12.75%        28.92%        22.15%        29.04%        27.37%         1.53%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $3,747,671    $2,890,375    $1,576,548    $  582,603    $  108,563    $   37,728
Average Net Assets for the Period (in thousands)  $3,270,797    $2,217,695    $1,148,951    $  304,111    $   59,440    $   22,896
Ratio of Gross Expenses to
  Average Net Assets**(1)                              0.84%         0.72%         0.74%         0.80%         0.90%           N/A
Ratio of Net Expenses to
  Average Net Assets**(1)                              0.84%         0.72%         0.74%         0.80%         0.87%         1.18%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.42%         0.64%         0.67%         0.83%         0.95%         0.50%
Portfolio Turnover Rate**                                54%           77%           80%           62%          113%          217%

For a share outstanding during the
six months ended June 30 (unaudited)                                       Janus Aspen Balanced Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    22.50    $    17.47    $    14.77    $    13.03    $    10.63    $    10.64
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .25           .39           .34           .32           .17           .15
  Net gains/(losses) on securities
    (both realized and unrealized)                      2.46          5.51          2.89          1.81          2.45         (.06)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        2.71          5.90          3.23          2.13          2.62           .09
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.26)         (.38)         (.35)         (.30)         (.22)         (.10)
  Dividends (in excess of net investment income)          --            --            --            --            --            --
  Distributions (from capital gains)                      --         (.45)         (.18)         (.09)            --            --
  Distributions (in excess of realized gains)             --         (.04)            --            --            --            --
  Tax return of capital                                   --            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.26)         (.87)         (.53)         (.39)         (.22)         (.10)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    24.95    $    22.50    $    17.47    $    14.77    $    13.03    $    10.63
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         12.06%        34.28%        22.10%        16.18%        24.79%         0.84%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $1,547,411    $  882,495    $  362,409    $   85,480    $   14,021    $    3,153
Average Net Assets for the Period (in thousands)  $1,191,109    $  555,002    $  176,432    $   43,414    $    5,739    $    2,336
Ratio of Gross Expenses to
  Average Net Assets**(1)                              0.70%         0.74%         0.83%         0.94%         1.37%           N/A
Ratio of Net Expenses to
  Average Net Assets**(1)                              0.70%         0.74%         0.82%         0.92%         1.30%         1.57%
Ratio of Net Investment Income to
  Average Net Assets**                                 2.64%         2.41%         2.87%         2.92%         2.41%         1.90%
Portfolio Turnover Rate**                                72%           70%          139%          103%          149%          158%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

                                          Janus Aspen Series / June 30, 1999  55

For a share outstanding during the
six months ended June 30 (unaudited)                Janus Aspen Equity Income Portfolio
or through each fiscal year ended December 31        1999          1998         1997(1)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    19.41    $    13.46    $    10.00
----------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .02           .02           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                      3.90          6.16          3.46
----------------------------------------------------------------------------------------
Total from Investment Operations                        3.92          6.18          3.47
----------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.02)         (.02)         (.01)
  Dividends (in excess of net investment income)          --            --            --
  Distributions (from capital gains)                   (.08)         (.21)            --
  Distributions (in excess of realized gains)             --            --            --
  Tax return of capital                                   --            --            --
----------------------------------------------------------------------------------------
Total Distributions                                    (.10)         (.23)         (.01)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    23.23    $    19.41    $    13.46
----------------------------------------------------------------------------------------
Total Return*                                         20.21%        46.24%        34.70%
----------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   16,175    $    9,017    $    3,047
Average Net Assets for the Period (in thousands)  $   12,120    $    5,629    $    1,101
Ratio of Gross Expenses to
  Average Net Assets**(3)                              1.25%         1.25%         1.25%
Ratio of Net Expenses to
  Average Net Assets**(3)                              1.25%         1.25%         1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.17%         0.17%         0.35%
Portfolio Turnover Rate**                                79%           79%          128%

For a share outstanding during the                       Janus Aspen
six months ended June 30 (unaudited)             Growth and Income Portfolio
or through each fiscal year ended December 31        1999          1998(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    11.96    $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01           .02
  Net gains/(losses) on securities
    (both realized and unrealized)                      2.46          1.96
--------------------------------------------------------------------------------
Total from Investment Operations                        2.47          1.98
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.01)         (.02)
  Dividends (in excess of net investment income)          --            --
  Distributions (from capital gains)                      --            --
  Distributions (in excess of realized gains)             --            --
  Tax return of capital                                   --            --
--------------------------------------------------------------------------------
Total Distributions                                    (.01)         (.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    14.42    $    11.96
--------------------------------------------------------------------------------
Total Return*                                         20.57%        19.80%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   23,827    $    6,413
Average Net Assets for the Period (in thousands)  $   12,476    $    2,883
Ratio of Gross Expenses to
  Average Net Assets**(3)                              1.25%         1.25%
Ratio of Net Expenses to
  Average Net Assets**(3)                              1.25%         1.25%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.29%         0.66%
Portfolio Turnover Rate**                                55%           62%

(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) Period May 1, 1998, (inception) to December 31, 1998.
(3) See footnote #5 in Notes to Financial Statements.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

56  Janus Aspen Series / June 30, 1999

For a share outstanding during the
six months ended June 30 (unaudited)                                    Janus Aspen Flexible Income Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    12.05    $    11.78    $    11.24    $    11.11    $     9.48    $     9.97
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .35           .64           .67           .74           .53           .47
  Net gains/(losses) on securities
    (both realized and unrealized)                     (.42)           .41           .62           .24          1.70         (.56)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (.07)          1.05          1.29           .98          2.23         (.09)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.35)         (.67)         (.64)         (.72)         (.60)         (.40)
  Dividends (in excess of net investment income)          --            --            --            --            --            --
  Distributions (from capital gains)                   (.07)         (.11)         (.11)         (.13)            --            --
  Distributions (in excess of realized gains)             --            --            --            --            --            --
  Tax return of capital                                   --            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.42)         (.78)         (.75)         (.85)         (.60)         (.40)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    11.56    $    12.05    $    11.78    $    11.24    $    11.11    $     9.48
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        (0.63%)         9.11%        11.76%         9.19%        23.86%       (0.91%)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  160,952    $  129,582    $   54,098    $   25,315    $   10,831    $    1,924
Average Net Assets for the Period (in thousands)  $  146,696    $   86,627    $   36,547    $   17,889    $    5,556    $    1,636
Ratio of Gross Expenses to
  Average Net Assets**(1)                              0.76%         0.73%         0.75%         0.84%         1.07%           N/A
Ratio of Net Expenses to
  Average Net Assets**(1)                              0.75%         0.73%         0.75%         0.83%         1.00%         1.00%
Ratio of Net Investment Income to
  Average Net Assets**                                 6.48%         6.36%         6.90%         7.31%         7.46%         5.49%
Portfolio Turnover Rate**                               112%          145%          119%          250%          236%          234%

For a share outstanding during the
six months ended June 30 (unaudited)                        Janus Aspen High-Yield Portfolio
or through each fiscal year ended December 31        1999          1998          1997         1996(2)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    10.85    $    11.78    $    10.83    $    10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .51           .87           .70           .43
  Net gains/(losses) on securities
    (both realized and unrealized)                       .01         (.70)           .99           .80
------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .52           .17          1.69          1.23
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.53)         (.89)         (.68)         (.40)
  Dividends (in excess of net investment income)          --            --            --            --
  Distributions (from capital gains)                      --         (.05)         (.06)            --
  Distributions (in excess of realized gains)             --         (.16)            --            --
  Tax return of capital                                   --            --            --            --
------------------------------------------------------------------------------------------------------
Total Distributions                                    (.53)        (1.10)         (.74)         (.40)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    10.84    $    10.85    $    11.78    $    10.83
------------------------------------------------------------------------------------------------------
Total Return*                                          4.70%         1.26%        15.98%        12.40%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $    2,542    $    2,977    $    2,914    $      783
Average Net Assets for the Period (in thousands)  $    2,887    $    3,281    $    1,565    $      459
Ratio of Gross Expenses to
  Average Net Assets**(1)                              1.00%         1.00%         1.00%         1.01%
Ratio of Net Expenses to
  Average Net Assets**(1)                              1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income to
  Average Net Assets**                                 7.89%         7.76%         7.98%         5.74%
Portfolio Turnover Rate**                               800%          301%          299%          301%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1996, (inception) to December 31, 1996.
N/A - Disclosure not required for prior periods.

                                          Janus Aspen Series / June 30, 1999  57

For a share outstanding during the
six months ended June 30 (unaudited)                              Janus Aspen Money Market Portfolio
or through each fiscal year ended December 31        1999          1998          1997          1996         1995(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .02           .05           .05           .05           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .02           .05           .05           .05           .04
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.02)         (.05)         (.05)         (.05)         (.04)
  Dividends (in excess of net investment income)          --            --            --            --            --
  Distributions (from capital gains)                      --            --            --            --            --
  Distributions (in excess of realized gains)             --            --            --            --            --
  Tax return of capital                                   --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.02)         (.05)         (.05)         (.05)         (.04)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------
Total Return*                                          2.25%         5.36%         5.17%         5.05%         3.63%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   52,408    $   38,690    $   15,374    $    6,106    $    1,735
Average Net Assets for the Period (in thousands)  $   46,609    $   31,665    $    8,926    $    3,715    $    1,543
Ratio of Gross Expenses to
  Average Net Assets**(2)                              0.48%         0.34%         0.50%         0.50%         0.50%
Ratio of Net Expenses to
  Average Net Assets**(2)                              0.48%         0.34%         0.50%         0.50%         0.50%
Ratio of Net Investment Income to
  Average Net Assets**                                 4.60%         5.21%         5.17%         4.93%         5.30%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) Period May 1, 1995, (inception) to December 31, 1995.
(2) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

See Notes to Financial Statements.

58  Janus Aspen Series / June 30, 1999

                                      Financial | Highlights - Retirement Shares

For a share outstanding during the                                                                       Janus Aspen
six months ended June 30 (unaudited) or                Janus Aspen Growth Portfolio               Aggressive Growth Portfolio
through each fiscal year ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    23.45    $    18.46    $    16.18    $    27.42    $    20.49    $    16.12
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .09         (.03)           .04           .12         (.12)         (.06)
  Net gains/(losses) on securities
    (both realized and unrealized)                      3.91          6.32          2.71          8.10          7.05          4.43
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        4.00          6.29          2.75          8.22          6.93          4.37
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  --            --         (.10)            --            --            --
  Distributions (from capital gains)                   (.14)        (1.30)         (.37)        (1.40)            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.14)        (1.30)         (.47)        (1.40)            --            --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    27.31    $    23.45    $    18.46    $    34.24    $    27.42    $    20.49
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         17.07%        34.99%        17.22%        30.43%        33.58%        27.11%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $    2,500    $       18    $       12    $    3,438    $       17    $       13
Average Net Assets for the Period (in thousands)  $      861    $       13    $       11    $    1,275    $       14    $       11
Ratio of Gross Expenses to
  Average Net Assets**(2)                              1.19%         1.18%         1.20%         1.24%         1.26%         1.32%
Ratio of Net Expenses to
  Average Net Assets**(2)                              1.19%         1.18%         1.20%         1.23%         1.26%         1.32%
Ratio of Net Investment Income to
  Average Net Assets**                               (0.13%)       (0.23%)         0.29%       (1.02%)       (0.86%)       (0.62%)
Portfolio Turnover Rate**                                65%           73%          122%          121%          132%          130%

For a share outstanding during the                         Janus Aspen Capital                    Janus Aspen International
six months ended June 30 (unaudited) or                  Appreciation Portfolio                       Growth Portfolio
through each fiscal year ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    19.86    $    12.62    $    10.00    $    21.27    $    18.44    $    16.80
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         (.07)         (.04)           .12           .04           .05           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                      5.11          7.28          2.50          2.04          3.07          1.73
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        5.04          7.24          2.62          2.08          3.12          1.77
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  --            --            --         (.01)         (.01)         (.09)
  Distributions (from capital gains)                      --            --            --            --         (.28)         (.04)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --            --            --         (.01)         (.29)         (.13)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    24.90    $    19.86    $    12.62    $    23.34    $    21.27    $    18.44
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         25.38%        57.37%        26.20%         9.78%        16.86%        10.53%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $    2,485    $       20    $       13    $    2,209    $       17    $       11
Average Net Assets for the Period (in thousands)  $      870    $       15    $       12    $      796    $       13    $       11
Ratio of Gross Expenses to
  Average Net Assets**(2)                              1.17%         1.44%         1.73%         1.30%         1.35%         1.45%
Ratio of Net Expenses to
  Average Net Assets**(2)                              1.17%         1.44%         1.73%         1.30%         1.35%         1.45%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.41%       (0.25%)         1.55%         0.62%         0.26%         0.26%
Portfolio Turnover Rate**                                72%           91%          101%           81%           93%           86%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series / June 30, 1999  59

For a share outstanding during the                        Janus Aspen Worldwide                    Janus Aspen
six months ended June 30 (unaudited) or                      Growth Portfolio                   Balanced Portfolio
through each fiscal year ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    29.06    $    23.36    $    20.72    $    22.59    $    17.47    $    15.38
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01           .02           .14           .22           .21           .27
  Net gains/(losses) on securities
    (both realized and unrealized)                      3.63          6.57          2.80          2.45          5.58          2.30
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        3.64          6.59          2.94          2.67          5.79          2.57
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  --         (.02)         (.14)         (.22)         (.18)         (.30)
  Distributions (from capital gains)                      --         (.87)         (.16)            --         (.49)         (.18)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --         (.89)         (.30)         (.22)         (.67)         (.48)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    32.70    $    29.06    $    23.36    $    25.04    $    22.59    $    17.47
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                         12.53%        28.25%        14.22%        11.84%        33.59%        16.92%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   36,720    $    5,837    $      403    $   25,773    $   17,262    $       12
Average Net Assets for the Period (in thousands)  $   20,029    $    1,742    $       11    $   21,255    $    3,650    $       11
Ratio of Gross Expenses to
  Average Net Assets**(2)                              1.38%         1.22%         1.26%         1.20%         1.24%         1.32%
Ratio of Net Expenses to
  Average Net Assets**(2)                              1.38%         1.22%         1.26%         1.20%         1.24%         1.32%
Ratio of Net Investment Income to
  Average Net Assets**                                 0.04%       (0.02%)         0.16%         2.13%         2.04%         2.38%
Portfolio Turnover Rate**                                54%           77%           80%           72%           70%          139%

For a share outstanding during the                      Janus Aspen Equity Income             Janus Aspen Growth and
six months ended June 30 (unaudited) or                         Portfolio                        Income Portfolio
through each fiscal year ended December 31           1999          1998         1997(1)        1999         1998(3)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    19.28    $    13.42    $    10.00    $    11.94    $    10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         (.01)         (.05)           .01         (.02)           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                      3.85          6.12          3.41          2.45          1.93
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        3.84          6.07          3.42          2.43          1.94
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  --            --            --            --            --
  Distributions (from capital gains)                   (.09)         (.21)            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.09)         (.21)            --            --            --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    23.03    $    19.28    $    13.42    $    14.37    $    11.94
--------------------------------------------------------------------------------------------------------------------
Total Return*                                         19.90%        45.55%        34.20%        20.27%        19.40%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $       30    $       20    $       13    $    1,396    $       12
Average Net Assets for the Period (in thousands)  $       22    $       16    $       12    $      485    $       10
Ratio of Gross Expenses to
  Average Net Assets**(2)                              1.76%         1.75%         1.74%         1.75%         1.72%
Ratio of Net Expenses to
  Average Net Assets**(2)                              1.75%         1.75%         1.74%         1.75%         1.72%
Ratio of Net Investment Income to
  Average Net Assets**                               (0.32%)       (0.33)%         0.07%       (0.18%)         0.21%
Portfolio Turnover Rate**                                79%           79%          128%           55%           62%

(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
(3) Period May 1, 1998, (inception) to December 31, 1998
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

60  Janus Aspen Series / June 30, 1999

For a share outstanding during the                      Janus Aspen Flexible Income                      Janus Aspen
six months ended June 30 (unaudited) or                         Portfolio                            High-Yield Portfolio
through each fiscal year ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $    12.05    $    11.77    $    11.41    $    10.84    $    11.78    $    11.19
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .19           .73           .50           .41           .87           .59
  Net gains/(losses) on securities
    (both realized and unrealized)                     (.32)           .27           .58           .08         (.77)           .71
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (.13)          1.00          1.08           .49           .10          1.30
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.18)         (.61)         (.61)         (.40)         (.83)         (.65)
  Distributions (from capital gains)                   (.07)         (.11)         (.11)            --         (.21)         (.06)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (.25)         (.72)         (.72)         (.40)        (1.04)         (.71)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $    11.67    $    12.05    $    11.77    $    10.93    $    10.84    $    11.78
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        (1.05%)         8.58%         9.73%         4.42%         0.67%        11.96%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $      214    $       12    $       11    $       12    $       11    $       11
Average Net Assets for the Period (in thousands)  $      110    $       11    $       10    $       12    $       12    $       11
Ratio of Gross Expenses to
  Average Net Assets**(2)                              1.24%         1.24%         1.23%         1.51%         1.50%         1.50%
Ratio of Net Expenses to
  Average Net Assets**(2)                              1.24%         1.23%         1.23%         1.50%         1.50%         1.50%
Ratio of Net Investment Income to
  Average Net Assets**                                 6.25%         5.92%         6.39%         7.42%         7.33%         7.42%
Portfolio Turnover Rate**                               112%          145%          119%          800%          301%          299%

For a share outstanding during the                          Janus Aspen Money
six months ended June 30 (unaudited) or                      Market Portfolio
through each fiscal year ended December 31           1999          1998         1997(1)
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     1.00    $     1.00    $     1.00
----------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .02           .05           .03
  Net gains/(losses) on securities
    (both realized and unrealized)                        --            --            --
----------------------------------------------------------------------------------------
Total from Investment Operations                         .02           .05           .03
----------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               (.02)         (.05)         (.03)
  Distributions (from capital gains)                      --            --            --
----------------------------------------------------------------------------------------
Total Distributions                                    (.02)         (.05)         (.03)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     1.00    $     1.00    $     1.00
----------------------------------------------------------------------------------------
Total Return*                                          2.01%         4.85%         3.13%
----------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $       11    $       11    $       10
Average Net Assets for the Period (in thousands)  $       11    $       10    $       10
Ratio of Gross Expenses to
  Average Net Assets**(2)                              0.97%         0.84%         1.00%
Ratio of Net Expenses to
  Average Net Assets**(2)                              0.97%         0.84%         1.00%
Ratio of Net Investment Income to
  Average Net Assets**                                 4.09%         4.74%         4.66%

 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
N/A - Disclosure not required for prior periods.

                                          Janus Aspen Series / June 30, 1999  61

Notes to | Schedules of Investments


ADR - American Depository Receipt

DEM - German Deutschemark

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

 * Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of June 30, 1999.

2) Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended June 30, 1999.

                                               Purchases                    Sales          Realized     Dividend    Market Value
                                          Shares       Cost         Shares        Cost    Gain/(Loss)    Income      at 6/30/99
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
British Telecommunications PLC          1,498,957   $25,502,610        --          --          --          --        $25,178,060
--------------------------------------------------------------------------------------------------------------------------------

62  Janus Aspen Series / June 30, 1999

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers 11 Portfolios or series of shares with differing investment objectives and policies. Eight Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio and Capital Appreciation Portfolio, which are nondiversified.

   Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued a new class of shares, the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans. Janus Capital invested $10,000 of initial seed capital in the Retirement Shares of each Portfolio.

   Effective May 1, 1998, the Trust issued one new series of shares, the Janus Aspen Growth and Income Portfolio. Janus Capital invested $10,000 of initial seed capital in each class of the Portfolio.

   The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

   INVESTMENT VALUATION
   Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
   Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

   FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
   The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully covered by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

   Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                          Janus Aspen Series / June 30, 1999  63

   Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

   ADDITIONAL INVESTMENT RISK
   A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

   ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   DIVIDEND DISTRIBUTIONS AND EXPENSES
   Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

   Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses based generally on the relative net assets of each Portfolio.

   FEDERAL INCOME TAXES
   No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   Investment advisory fees for each of the eight equity Portfolios are payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio advisory fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended June 30, 1999, was .65%, .69%, .65%, .66%, .65%, .67%, .72%, and .66%, respectively. The
   Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

64  Janus Aspen Series / June 30, 1999

   Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

   Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares are not included in these expense limits.

   Until at least the next annual renewal of the advisory contracts, Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Equity Income and Growth and Income Portfolios. The participant administration fee and distribution fee applicable to the Retirement Shares are not included in this expense limit.

   Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

   DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 1999, are noted below:

                                             DST Securities, Inc.  Portfolio Expense    DST Systems
Portfolio                                      Commissions Paid*       Reduction*          Costs
---------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                       $4,494                $3,371           $5,748
Janus Aspen Aggressive Growth Portfolio                --                    --            9,089
Janus Aspen Capital Appreciation Portfolio             --                    --            6,380
Janus Aspen International Growth Portfolio             --                    --            8,022
Janus Aspen Worldwide Growth Portfolio                 --                    --            9,172
Janus Aspen Balanced Portfolio                         --                    --            9,097
Janus Aspen Equity Income Portfolio                    --                    --            5,721
Janus Aspen Growth and Income Portfolio                55                    41            5,556
Janus Aspen Flexible Income Portfolio                  --                    --            6,893
Janus Aspen High-Yield Portfolio                       --                    --            6,039
Janus Aspen Money Market Portfolio                     --                    --            4,874
---------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                          Janus Aspen Series / June 30, 1999  65

3. FEDERAL INCOME TAX

   The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 1998, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2005, and December 31, 2006.

   The  aggregate  cost  of  investments   and  the  composition  of  unrealized
   appreciation and depreciation of investments for federal income tax purposes as of June 30, 1999, are also noted below.

                                            Net Capital Loss     Federal Tax       Unrealized        Unrealized    Net Appreciation/
Portfolio                                      Carryovers            Cost         Appreciation     (Depreciation)    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                            --     $1,329,380,558    $  461,114,018    $ (13,674,912)    $   447,439,106
Janus Aspen Aggressive Growth Portfolio                 --        993,810,834       415,023,526      (36,537,315)        378,486,211
Janus Aspen Capital Appreciation Portfolio    $(3,876,042)        221,649,236        38,338,225       (4,578,808)         33,759,417
Janus Aspen International Growth Portfolio    (16,186,634)        317,283,686        94,446,973      (10,599,856)         83,847,117
Janus Aspen Worldwide Growth Portfolio        (71,839,828)      2,677,094,815     1,185,064,324     (110,205,421)      1,074,858,903
Janus Aspen Balanced Portfolio                 (1,222,295)      1,403,730,166       263,201,489      (41,224,674)        221,976,815
Janus Aspen Equity Income Portfolio                     --         12,557,145         3,875,176         (360,310)          3,514,866
Janus Aspen Growth and Income Portfolio           (94,424)         23,273,831         3,024,958         (338,525)          2,686,433
Janus Aspen Flexible Income Portfolio                   --        169,745,562           993,823       (4,877,104)        (3,883,281)
Janus Aspen High-Yield Portfolio                  (13,866)          2,656,524            23,194         (136,605)          (113,411)
Janus Aspen Money Market Portfolio                      --         52,548,627                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------

4. EXPENSES

   The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

   Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

66  Janus Aspen Series / June 30, 1999

5. EXPENSE RATIOS

   Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

   For the six months ended June 30, 1999 (unaudited) or through each fiscal year or period ended December 31

                                                               Institutional Shares                          Retirement Shares
------------------------------------------------------------------------------------------------------    --------------------------
Portfolio                                     1999      1998      1997      1996      1995       1994     1999      1998     1997(2)
Janus Aspen Growth Portfolio                  0.70%     0.75%     0.78%     0.83%     0.98%      1.23%    1.22%     1.25%    1.28%
Janus Aspen Aggressive Growth Portfolio       0.73%     0.75%     0.78%     0.83%     0.93%      1.14%    1.24%     1.26%    1.34%
Janus Aspen Capital Appreciation Portfolio    0.82%     0.97%  2.19%(2)       N/A       N/A        N/A    1.27%     1.49%    2.66%
Janus Aspen International Growth Portfolio    0.90%     0.95%     1.08%     2.21%     3.57%   4.67%(5)    1.38%     1.44%    1.57%
Janus Aspen Worldwide Growth Portfolio        0.85%     0.74%     0.81%     0.91%     1.09%      1.49%    1.39%     1.24%    1.32%
Janus Aspen Balanced Portfolio                0.71%     0.74%     0.83%     1.07%     1.55%      1.74%    1.20%     1.26%    1.33%
Janus Aspen Equity Income Portfolio           1.65%     1.86%  5.75%(2)       N/A       N/A        N/A    2.16%     2.36%    6.19%
Janus Aspen Growth and Income Portfolio       1.53%  3.06%(1)       N/A       N/A       N/A        N/A    2.03%  3.53%(1)      N/A
Janus Aspen Flexible Income Portfolio         0.76%     0.73%     0.75%     0.84%     1.07%      1.35%    1.24%     1.24%    1.23%
Janus Aspen High-Yield Portfolio              5.35%     2.11%     3.27%  6.29%(3)       N/A        N/A    5.85%     2.61%    3.42%
Janus Aspen Money Market Portfolio            0.55%     0.34%     0.55%     0.78%  1.07%(4)        N/A    1.05%     0.84%    1.10%
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1998, (inception) to December 31, 1998.
(2) Period May 1, 1997, (inception) to December 31, 1997.
(3) Period May 1, 1996, (inception) to December 31, 1996.
(4) Period May 1, 1995, (inception) to December 31, 1995.
(5) Period May 2, 1994, (inception) to December 31, 1994.

                                          Janus Aspen Series / June 30, 1999  67

Explanations of | Charts, Tables and Financial Statements

1. PERFORMANCE OVERVIEWS

   When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

   Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

   Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

   The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

   Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

   A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

   The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

   This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

   The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

   The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

   The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

68  Janus Aspen Series / June 30, 1999

4. STATEMENT OF ASSETS AND LIABILITIES

   This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

   The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

   The last line of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

   This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

   The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

   The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

   The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

   This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

   The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

   Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

   The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses.

                                          Janus Aspen Series / June 30, 1999  69

   The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

   Expense   ratios  prior  to  any  expense   offset  are  part  of  disclosure
   requirements imposed in 1996. Years prior to 1995 do not reflect this information.

   The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

   The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

Year 2000 | Discussion (unaudited)

   Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolios with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolios invest or worldwide markets and economies.

70  Janus Aspen Series / June 30, 1999

                                  [BLANK PAGE]

                                          Janus Aspen Series / June 30, 1999  71

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